UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number         811-05038

        Clearwater Investment Trust

(Exact name of registrant as specified in charter)

         2000 Wells Fargo Place, 30 East 7th Street, Saint Paul, Minnesota 55101-4930
(Address of principal executive offices) (Zip code)

Owen T. Meacham, Esq.

The Northern Trust Company

50 South LaSalle Street, B-7

Chicago, IL 60603

Copy to:

John O’Hanlon, Esq.

Dechert LLP

200 Clarendon Street

27th Floor

                 Boston, MA 02116
(Name and address of agent for service)

Registrant’s telephone number, including area code:   651-228-0935

Date of fiscal year end:    12/31/2011

Date of reporting period: 12/31/2011

Item 1.  Reports to Stockholders

CLEARWATER INVESTMENT TRUST

Clearwater Growth Fund
Clearwater Small Cap Fund
Clearwater Tax-Exempt Bond Fund
Clearwater International Fund

Annual Report
for the year ended
December 31, 2011

Letter to our shareholders (unaudited)

February 29, 2012

We are pleased to present to you this annual report, which provides detailed information as to the performance of your Clearwater Funds for the year ended December 31, 2011. It was a volatile year for both U.S. and global equity markets, and this was reflected in the performance of the Clearwater Growth, Small Cap and International Funds. Despite these difficult market conditions, the Small Cap Fund significantly outperformed its benchmark, while the International Fund’s return was essentially in-line with its target. The Growth Fund, however, underperformed relative to its benchmark during its first year of employing a “multi-manager, multi-style strategy”. In a positive year for fixed income securities, the Tax-Exempt Bond Fund had a stellar year, outperforming the Barclays 5-Year Muni Index by over 70%, returning 11.81%, net of fees, versus the benchmark’s 6.95%.

We encourage you to read this annual report as it contains important information about your Clearwater Funds, including commentary from the managers who provide day-to-day management as subadvisers to the Funds. In addition, this report includes information describing the contract renewal process in December 2011, during which your Board of Trustees reviewed the performance of your investment manager, Clearwater Management Company, and that of each Clearwater subadviser.

We also encourage you to read the updated prospectus and statement of additional information which is mailed to you each year at the end of April. The annual update of the prospectus and statement of additional information includes important information that helps you better understand how the Clearwater Funds are managed and how the assets are invested.

We hope the information contained within this report is helpful to you. We thank you for your continued confidence and for choosing to invest with us.

George Weyerhaeuser, Jr.	Philip W. Pascoe
CEO, Clearwater Investment Trust	President, Clearwater Management Company

Discussion of Clearwater Funds’ Performance

Please note that the discussion of a Fund’s overall performance is net of fees (i.e., after expenses have been deducted). However, because fees are applied at the total Fund level, discussion of an individual subadviser’s performance is gross of fees (i.e., before expenses have been deducted).

Clearwater Growth Fund
The Fund seeks long-term growth of capital. Current income, to the extent income is produced by the stocks held by the Fund, is a secondary objective. The Clearwater Growth Fund’s assets are managed in a “multi-manager, multi-style” approach. The Growth Fund has four subadvisers. Parametric Portfolio Associates (“Parametric”), with approximately 60% of the Fund’s assets, manages its portion of the Fund’s assets to mirror the Russell 1000® Index. The remaining 40% of the Fund’s assets are divided between Heartland Advisers, Inc. (“Heartland”), Osterweis Capital Management, LLC (“Osterweis”), and Knightsbridge Asset Management, LLC (“Knightsbridge”), who all utilize an active management style.

2011 Market Overview:
The U.S. stock market, in which the Growth Fund primarily invests, was extremely volatile throughout 2011. During the early part of the year, positive investor sentiment related to a potential U.S. economic recovery pushed valuations higher. U.S. equity markets were subsequently affected negatively by the impact of the Japanese earthquake and tsunami, the uprisings in the Middle East, the uncertainty over the resolution of the U.S. debt ceiling, and the effect of the European sovereign debt crisis. The combination of all these factors resulted in a significant sell-off in U.S. equities through the third quarter of 2011. During the fourth quarter, improving U.S. economic news allowed for some price recovery, with the result that the U.S. equity markets ended the year not far from where they began. The S&P 500 increased a modest 2.11% for the year, while the Russell 1000® Index returned 1.51%.

2011 Performance:
The Clearwater Growth Fund’s return for 2011 was -3.04%, net of fees, as compared to 1.51% for the Russell 1000® Index, the Fund’s benchmark. The portion of the portfolio managed by Parametric to mirror the benchmark also gained 1.51%, gross of fees. Performance and 2012 outlook commentary from each of the three “active” managers is provided below.

Heartland Performance Commentary: The portion of the Clearwater Growth Fund managed by Heartland returned -6.00%, gross of fees, for the year ended December 31, 2011, underperforming its benchmark, the Russell 1000® Index, which returned 1.51%. The portfolio’s small cap bias contributed to its relative underperformance. Poor stock selection within the cyclical Energy and Information Technology sectors also hurt performance. Within the portfolio’s energy holdings, weakness was concentrated in refining and transportation stocks. Companies in the Information Technology sector, and particularly manufacturers of electronic components, were victim to the supply chain disruptions stemming from the Japanese tsunami earlier in the year and, more recently, from flooding in Thailand.

Osterweis Performance Commentary: For the year ended December 31, 2011, the portion of the Clearwater Growth Fund managed by Osterweis returned -4.08%, gross of fees, as compared to 1.51% for the Russell 1000® Index. Our equity holdings underperformed the benchmark with a return of -2.92% for the full year. Additionally total portfolio performance was held back by our average cash allocation of 17% during the fourth quarter rally in the U.S. stock market. Although our equities held their own relative to the market in three out of the four quarters of the year, the damage delivered by the third quarter U.S. market sell-off pulled full-year 2011 absolute and relative equity results into the red. The rapid flight to safety across all asset classes in July and August created a very difficult market environment for active managers.

Knightsbridge Performance Commentary: Knightsbridge’s portion of the Clearwater Growth Fund returned -15.1%, gross of fees, for the year ended December 31, 2011. Three of our larger sector allocations, Industrials, Materials, and Financials, underperformed their Russell 1000® Index counterparts. All three also detracted from benchmark performance. Financial stocks, our biggest detractors from performance, were also the biggest detractors from the Russell 1000® Index return for the year. Our investments in the Materials sector, specifically gold mining companies, did not provide the downside protection historically seen in their relationship to gold prices. We believe the relationship between gold and gold mining companies hasn’t fundamentally changed and will eventually be restored. For contrarian investors like us, the past year proved to be extremely difficult as the market preferred classically defensive sectors such as Consumer Staples and Utilities, where we had insufficient representation.

2012 Outlook (Heartland):
Our view is that some of the factors that held back the global economic recovery in 2011 will begin to abate in 2012. We are still concerned with Europe’s sovereign debt crisis as well as mixed economic indicators in the U.S. However, we believe a second financial crisis and/or a U.S. recession are unlikely in the coming year. With U.S. Treasury bond yields near historic lows, we believe that investors are inadequately compensated for holding long dated maturities. We expect that as the economy continues to show signs of moderate improvement, investors will begin returning to equities, and particularly to the types of high quality, attractively valued companies we identify through our disciplined investment approach.

2012 Outlook (Osterweis):
Despite obvious macroeconomic risks, we think the case for owning stocks is solid. We own numerous companies that we believe should deliver real earnings and cash flow growth even in a slow growth economy. If we combine that growth with a yield that, in some cases, ranges as high as 5% to 6% in the case of the master limited partnerships and 2% to 4% in many corporations, we believe there is the potential to produce a total return that compares favorably with the returns of all but the most speculative bonds. Stabilization in markets in the fourth quarter allowed many of our companies to trade back to more appropriate valuations, yet many stocks still strike us as meaningfully undervalued. Our hope is that these companies will exercise their financial strength to highlight value through share repurchase programs, dividend increases or both. We firmly believe that, over the long term, an avoidance of market fads and manias coupled with disciplined analysis of individual companies should continue to serve the portfolio well.

2012 Outlook (Knightsbridge):
We currently have a cautiously optimistic outlook on the market. We were confident enough to begin bringing down cash levels throughout the fourth quarter, having observed extremely negative sentiment, large amounts of insider buying, improvement in some market technical readings and plenty of companies buying back stock. However, we continue to see uncertainty around the European sovereign debt and banking crisis, mounting pressure on U.S. earnings and an unclear regulatory environment, especially in the U.S. As such, we expect lingering volatility in the equity markets during 2012, and we continue to hold approximately one quarter of our portfolio in combined cash and gold-related stocks to position ourselves against the still fragile macro-economic backdrop.

Clearwater Small Cap Fund

The Fund normally invests at least 80% of its assets in equity securities of small companies. The Fund defines “small companies” as issuers with market capitalizations no greater than the range of capitalizations of the companies included in the Russell 2000® Index at the time of investment. Equity securities consist primarily of exchange traded common and preferred stocks and convertible securities. The Fund may invest up to 20% of its assets in microcap securities. The Fund uses a “multi-style, multi-manager” approach with two subadvisers who employ distinct investment styles; Kennedy Capital Management (“Kennedy”) and Keeley Asset Management (“Keeley”).

2011 Market Overview:

Markets ended 2011 on an up note, after what had been a volatile year by historical standards. Domestic equity markets were helped by strong gains in the fourth quarter though many indexes still ended the year in negative territory. Throughout the quarter, investors were fixated on the European sovereign debt crisis. News of some progress toward a possible resolution of the European debt troubles helped fuel the 4th quarter rally, though sovereign debt issues in Europe will remain a central concern for investors for some time due to the complexities in achieving a workable solution among some 17 diverse member states. In addition, a divergence between the behavior of consumers and businesses became apparent in the 4th quarter. While businesses were showing signs of caution, consumers seem willing to spend. This trend suggests that pent-up demand over the past three years could become a tailwind to U.S. consumer discretionary spending going forward. On the other hand, business management teams still have a vivid memory of 2008. The fear of a second downturn could be causing them to be more vigilant in the current environment. Investment in inventories was weaker than expected in the third quarter, causing a downward revision to gross domestic product (GDP) from 2.5% to 2%. Housing remains soft, but manufacturing and the employment situation have shown signs of improvement. In fact, the most encouraging development entering the new year was a decrease in the unemployment rate, from 9.4% to 8.6%, which is the lowest level at which this measure has been since the beginning of 2009. As a result of this mixed picture, interest rates across the whole yield curve continue to sit at the lowest levels in several generations.

2011 Performance:
The Clearwater Small Cap fund posted a one-year return of -1.62%, net of fees and expenses, outperforming its benchmark, the Russell 2000® Index, which returned -4.18%.

Kennedy Performance Commentary: In 2011, our portion of the Clearwater Small Cap Fund rose 0.47%, gross of fees, outperforming the Russell 2000® Index benchmark return of -4.18%. Security selection contributed the majority of the outperformance, while sector allocation was a marginally positive factor. Financials remain our most significant sector underweight compared to the benchmark, as we continue to have a difficult time finding ideas that meet our investment criteria. Overall, the stocks we chose in the Consumer Discretionary and Information Technology sectors detracted from our 2011 relative performance. The strongest performing sector in the benchmark for 2011, which we were underweight, was Utilities. The low interest rate environment likely drove investors to gravitate towards these high-yielding securities. Despite these challenges, we managed to generate strong performance in other sectors and to outperform our benchmark. The strongest areas of outperformance were in Healthcare, Materials, and Industrials. Healthcare was a particular standout on the positive side, as we found opportunity in the continuing disarray wrought by domestic regulatory policies.

Keeley Performance Commentary: For the 12 months ended December 31, 2011, our portfolio slightly outperformed its benchmark, the Russell 2000® Index. The portfolio returned approximately -4.00%, gross of fees, versus a return of -4.18% for the benchmark. From a sector contribution perspective, the Consumer Discretionary (+1.33%), Utilities (+0.71%) and Health Care (+0.22%) sectors contributed positively to returns as those sectors had strong stock selection. However, stock selection within the Financial sector (-1.15%) and Industrial sector (-0.59%) detracted from our portfolio’s performance. With regard to portfolio construction, we remain comfortable with our sector emphasis: overweight the Industrial and Materials sectors and underweight Technology. While we have also been underweight Financials for some time, we are beginning to add to this sector, with a special emphasis on mutual savings and loan (S&L) conversions. This niche served us well in the 1995-2004 period and we are now becoming increasingly enthused about some of the names within this area. The long-term catalyst for our fundamental positioning in the Industrial sector is our belief that we remain in a slow growth economic environment, and more importantly, there will be an increase in infrastructure spending on a global basis. Developing economies have a substantial amount of pent-up demand for infrastructure as they address the need to accelerate urbanization and increase their standard of living.

2012 Outlook (Kennedy):

We see the European sovereign debt crisis as a salient issue for global economic sentiment in 2012. Due to challenges in Europe, reliance on the U.S. end market has increased for most companies. Several economic indicators point to a continued (if uneven) recovery in the U.S. For example, the Household Debt Service Ratio (defined by the U.S. Federal Reserve Board (“the Fed”) as the ratio of debt payments to disposable personal income) has steadily decreased from its 14% peak in 2008 to a much more normal level of 11%. Along with some improvement in employment, we believe this may help to drive consumer spending higher. In addition, residential building permits have begun to increase after several successive years of decline. A sustained upturn in existing home sales and new home construction, aided by the accommodative the Fed policies, would be a meaningful additional catalyst for our domestic economy. However, we see added uncertainty in 2012 due to potential policy changes that may become more evident through this fall’s elections. We also have concerns about longer term issues such as high U.S. government debt levels (the impact of which has been masked by extraordinarily low borrowing rates, which are likely unsustainable) and healthcare initiatives that could place an additional burden on the economy.

2012 Outlook (Keeley):
Looking ahead, there are several factors that give us confidence that we are well positioned for events that should unfold, namely:

•

An increase in M&A: A byproduct of our emphasis on corporate restructuring is that these events produce companies that are pure plays in individual industries; “pure plays”, by definition, are more takeover prone. As a result, the incidence of takeovers among companies within our portfolios is greater than the market at large. We believe that the pace of M&A will continue to rise throughout 2012.

•

An increase in restructuring events: Activity within our key restructuring themes has increased markedly of late. For instance, the calendar of mutual S&L conversions contains almost 15 companies—more than we have seen in over five years. In addition, the number of companies which have announced spin-offs (Fortune Brands, Marathon, ITT and Motorola to name a few) have also increased recently. In this slow growth but positive economic recovery, we believe that companies of all sizes and in all sectors will increasingly rely on corporate restructuring to help maximize shareholder value. Since restructuring is what we have focused on for over 20 years, we believe that we have an advantage in this market environment.

Although a number of challenges remain, we expect a slow, but positive recovery. Despite the macroeconomic headwinds, management at a number of our companies remains optimistic due to increasing backlogs, improving order growth, and strong balance sheets. Additionally, management of these companies have taken advantage of the low interest rate environment to either retire debt altogether or extend maturities out to 2014-2015, creating a landscape that is vastly different than the 2008-2009 period when many companies were unprepared to handle the U.S. debt crisis. In this environment, we continue to identify attractive opportunities in individual companies and we remain committed to our value driven strategy which buys stocks of relatively unknown (spin-offs) and out of favor (below book value) companies. With a broader universe of opportunities coupled with continued economic progress, a low interest rate environment, and high levels of financial liquidity, we are encouraged about the prospects in the periods ahead.

Clearwater Tax-Exempt Bond Fund

The Fund invests at least 80% of its assets in tax-exempt securities, which are debt obligations issued by or for the U.S. states, territories and possessions and the District of Columbia. The interest on these securities is generally exempt from both U.S. regular federal income tax and U.S. federal alternative minimum tax. However, the Fund may invest up to 20% of its assets in securities that generate interest income subject to federal alternative minimum tax for individuals. The Fund invests in both revenue bonds, which are backed by and payable only from the revenues derived from a specific facility or specific revenue source, and in general obligation bonds, which are secured by the full faith, credit and taxation power of the issuing municipality. The Fund’s subadviser, Sit Fixed Income Advisers II, LLC (“Sit”), provides day to day management for the Fund.

2011 Market Overview (Sit):

Tax-exempt fixed income markets enjoyed a strong year in 2011 after a rough start caused by the Fed’s continued quantitative easing, the overhang from heavy supply in the fourth quarter of 2010, and some dire predictions at the end of 2010 for a huge increase in defaults in 2011, all of which led to significant redemptions in tax-exempt bond funds in late 2010 and early 2011. The forecasted huge increase in defaults did not materialize. Furthermore, 2011 saw the fewest defaults in the last five years. The Fed’s operations, specifically Operation Twist (announced in September with implementation commencing shortly thereafter), were effective in reducing long-term interest rates, unlike previous quantitative easing. Supply of municipal bonds was down about 30% in 2011 from 2010. State and local government tax collections continued to improve from the low recession-driven levels of 2008 and 2009 (although they have still not returned to pre-recession levels), such that even though assistance from the federal government’s stimulus programs decreased significantly throughout 2011, state and local government finances were generally on the upswing. Beginning in the second quarter of 2011, modest inflows began to return to tax-exempt bond funds. The Fed’s promise in August to hold short-term rates low until mid-2013 (since extended until late 2014) fueled further investor demand for tax-exempt bonds, especially on the long end.

2011 Performance (Sit):

The Clearwater Tax-Exempt Bond Fund returned 11.81%, net of fees, for the year ended December 31, 2011. The Fund’s benchmark, the Barclays 5 Year Municipal Bond Index, gained 6.95% over the same period. The Fund’s performance, due to its heavy emphasis on revenue bonds and its longer duration, significantly exceeded that of its benchmark in 2011. Given the Fed’s accommodative policies and the steep tax-exempt yield curve, we maintained the Fund’s average life duration, a measure of the Fund’s sensitivity to changes in interest rates, slightly above 6.0 years during the year, while yield fell due to the strength in market conditions in the final three quarters of the year. For comparison, the Fund’s benchmark, the Barclays 5 Year Municipal Bond Index, had an average duration of 3.9 years at December 31, 2011. Revenue bonds and general obligation bonds produced similar returns during 2011, with revenue bonds returning 11.4% for the year, while general obligation bonds returned 10.9%. Furthermore, longer duration underperformed intermediate duration, and lower quality issues outperformed those of higher credit quality, as investors sought yield.

2012 Market Outlook (Sit):

We expect growth to remain positive throughout 2012, although we believe it may slow somewhat in the first half of the year, with a modest pickup in the second half. With the housing and subprime mortgage mess still unwinding and unemployment still elevated, interest rates, while likely to remain low in absolute terms, may continue to be volatile during the year. We believe the Treasury yield curve should remain relatively steep, with yields rising some on the intermediate and long-term portions of the curve. We expect that the tax-exempt curve will grow somewhat flatter, with short-term rates remaining low and long-term tax-exempt yields falling somewhat as supply rebounds to a still manageable level and state and local government finances continue to improve, helping tax-exempt bonds outperform. One potential concern for the market will be the various tax reform proposals proffered by the candidates for President. While any such reform is unlikely in 2012, its potential form and likelihood of passage in 2013 could impact the market in the latter half of 2012. We expect revenue bonds to again be strong performers in 2012, as the Fed’s accommodative policies should continue to allay liquidity concerns in the market, and investor focus remains on yield. We expect general obligation bond performance to remain weaker on a relative basis, however, as despite their recent improvement, many cities, counties and states still have work to do. Furthermore, potential problems funding retirement pension and healthcare obligations still persist, and remain the subject of many of the negative media reports afflicting the municipal market. The Fund’s longer duration and its use of revenue and non-rated bonds have positioned it opportunistically for the economic and interest rate environment that we expect in 2012. Our investment of new portfolio cash flows will be focused on maturities in the 5-25 year range.

Clearwater International Fund

The Fund generally invests at least 80% of the value of its net assets in equity securities that trade in markets outside the United States. Such securities are generally issued by companies domiciled outside of the United States or companies that derive more than half of their revenues or pre-tax income from activities occurring outside of the United States. The Fund diversifies its investments among a number of different countries throughout the world, and may invest in companies of any size. The Fund generally does not invest more than 20% of its net assets in the equity securities of developing or emerging market issuers. The Fund uses a “multi-style, multi-manager” approach. The Fund’s adviser allocates portions of the Fund’s assets among subadvisers who employ distinct investment styles. The Fund currently has four subadvisers. Parametric manages its portion of the portfolio (approximately 60% of the Fund’s assets) to mirror the benchmark, the MSCI World ex US Index (net). The Fund also has three “active” managers (among whom the remaining 40% of the Fund’s assets are divided): AXA Rosenberg Investment Management LLC (“AXA Rosenberg”), Artisan Partners Limited Partnership (“Artisan Partners”), and Eagle Global Advisors, LLC (“Eagle”).

2011 Market Overview:

2011 was a grim year for global equities. For the most part, the tale of 2011 was an increasingly positive outlook for the U.S. economy and an increasingly bleak outlook for most international economies. The ongoing currency and sovereign debt crisis continued to weigh on European equities as investors anticipated a slowdown across the region. After touching a multi-year high in the spring, global equity markets were torpedoed by a series of events and concerns, starting with the Japan earthquake and quickly followed by the Arab Spring and the European sovereign debt crisis, along with concerns over the global growth engine as China manufacturing showed signs of slowing. As a result, the tension between company fundamentals and macroeconomic worries was on full display this past year and the international markets ended the year down sharply. Despite all of the very well-known problems in the Euro zone and in the U.S., the main underlying positive that an investor can take away from 2011 is that companies continued to report attractive earnings and cash flow progress.

2011 Performance:

The Clearwater International Fund performed very close to its benchmark, the MSCI World ex US Index (net), returning -12.44%, net of fees, versus the Index’s return of -12.20%. The portion of the portfolio managed by Parametric to mirror the benchmark returned -11.85%, gross of fees. Parametric’s outperformance reflected the positive impact of cash held in the portfolio. Performance and 2012 outlook commentary from each of the three “active” managers is included on the following pages.

Axa Rosenberg Performance Commentary: Our Clearwater portfolio underperformed its benchmark in 2011, returning -15.87% for the year. We attribute some of this underperformance to the difficult market environment and particularly headwinds to value, which were pronounced in Europe. Neither balance sheet valuation measures such as book value, nor earnings growth measures were consistently rewarded, and stock selection, though positive in Japan, was the driver for underperformance. Stock selection amongst chemical companies and software were the largest detractors. Overweight exposure to Clariant and ACI Co. Ltd, and the defense company Finmeccanica SPA, were particularly hard hit despite attractive fundamentals.

Although our Clearwater portfolio is relatively neutral by region, country weights within Europe and Asia contributed on the margin. Industry exposure was also marginally positive as a result of the significant underweight to Banks and Miscellaneous Finance, and a strategic overweight to Chemicals. Stock selection within Metals was the top contributor with overweights to Iluka Resources and First Quantum Mining. The pharmaceutical company Meda AB of Sweden was also a top contributor, and stock selection amongst banks was strong, with an overweight to Legal and General and underweights to the Greek, Italian and Spanish banks.

Artisan Partners Performance Commentary: During the twelve-month period ended December 31, 2011, our portion of the Clearwater International Fund returned -5.93%, gross of fees, outperforming both the Fund’s benchmark at -12.20% and the MSCI EAFE® Index, which returned -12.14%. Stock selection was a key driver of performance during the period. Performance of the following stocks had a positive impact on the portfolio during the period: Arch Capital Group Ltd., a provider of reinsurance and insurance products; Credit Saison Co., Ltd., a consumer credit company; Diageo plc, a producer of alcoholic beverages; Compass Group PLC, a catering company; and Accenture plc, a provider of management and technology consulting services. Notable detractors included: financial services providers Lloyds Banking Group plc and ING Groep N.V.; temporary employment company Adecco SA; aggregates and cement producer HeidelbergCement AG; and investment holding company Guoco Group Limited.

Eagle Performance Commentary: Our portion of the Clearwater International Fund underperformed its benchmark, returning -14.48% for the year ended December 31, 2011. Early in the year our portfolio was hurt by being overweight in the Financials sector, particularly our European holdings, which hurt performance. The portfolio was also hurt throughout the year by our holdings in emerging markets, although we are confident that these holdings will provide longer-term outperformance. The largest specific drags to the portfolio were a holding in a Japanese insurance company, which disappointed as changes in accounting due to changes in tax rates significantly affected near-term reported earnings, and a Dutch telecom company, which also disappointed as increased risks of a new entrant and dividend cuts from other European telecoms dented the stock’s performance. During the fourth quarter, the portfolio was hurt by being significantly underweight to Australia. From a country standpoint, being underweight to an underperforming Japan as well as good stock selection there contributed to performance, although not enough to offset underperformance in other areas.

2012 Outlook (Axa Rosenberg):

The late-year pick-up in U.S. economic indicators and pro-growth initiatives in China and Asia have helped improve investor sentiment, at least for the time being, though the European crisis is far from resolved. Undoubtedly, the further earnings downgrades and likely contraction within certain industries and markets in Europe will continue to create market volatility, but we believe the overall health of corporate balance sheets with historically high profit margins and cash balances provide a strong foundation for recovery and corporate investment longer-term. We have seen relatively consistent rationalization of fundamentals in the U.S., Japan and Asia, and we believe Europe offers significant latent value. Projected earnings yields have reached historical highs, and we believe these mis-pricings offer significant opportunity for active management.

2012 Outlook (Artisan Partners):

We remained focused on the intersection of balance sheet strength, business quality and valuation during the period. We added several new positions to the portfolio, including: medical systems, consumer electronics and lighting manufacturer Koninklijke Philips Electronics N.V., previously mentioned ING Groep N.V. and lighting equipment manufacturer Stanley Electric Co., Ltd., and Michael Page International plc, a provider of recruitment consultancy services. We funded these purchases in part by selling our positions in Royal Dutch Shell PLC, Gemalto NV, BAE Systems plc, Givaudan SA and Daiwa Securities Group Inc.

2012 Outlook (Eagle):

The Eurozone economic activity continues to decelerate and appears headed towards a recession as the European sovereign debt crisis remains unresolved. European Union officials remain focused on resolving the problems but lasting solutions are hard to come by. The “German-bloc countries” which had been carrying the region economically stabilized somewhat during the fourth quarter as consumer and business confidence showed some relief. Concern in the Eurozone about credit rating downgrades remains high as credit spreads stay wide, refinancing auctions struggle, confidence wanes and austerity measures prove ineffective. While contracting throughout the year, the Japanese economy appears to be benefitting from reconstruction spending as many manufacturing facilities come back on line after the spring 2011 earthquake. However, as a result of the global economic slowdown, Japan’s export-led economy faces a headwind from a weakness in global trade and a stubbornly strong yen. The Bank of Japan continues to inject liquidity into the system in its effort to support the Japanese economy. Emerging economies have slowed but still contribute the bulk of global growth. China, India and Brazil are all enjoying robust domestic consumption trends.

The U.S. dollar strengthened versus the euro and the pound, but not the yen. Both the yen and U.S. dollar benefitted from the European sovereign debt crisis and global recession fears as investors reduced risk and sought these safe haven currencies. Currency volatility is expected to continue throughout 2012 as budget deficits, sovereign debt issues, policy risks, inflation pressures and trade imbalances create uncertainty. Inflation pressures appear to have ebbed globally as economic activity decelerates. Inflation trends in the emerging markets have also begun to ease as restrictive measures have slowed growth and commodity prices have pulled back.

Comparison of the Change in Value of a $10,000 Investment in the Clearwater
Growth Fund and the Russell 1000 Index.

Comparison of the Change in Value of a $10,000 Investment in the Clearwater Small Cap
Fund and the Russell 2000 Index.

Comparison of the Change in Value of a $10,000 Investment in the Clearwater Tax-Exempt
Bond Fund and the Barclay’s 5-Year Municipal Bond Fund Index

Comparison of the Change in Value of a $10,000 Investment in the Clearwater International
Fund and the MSCI World ex-US Index

* Clearwater International Fund inception date.	A-11

Fund Expense Example
(unaudited)

As a shareholder of the Funds, you incur costs, including management fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. In addition to the ongoing costs which the Funds pay directly, you as a shareholder indirectly bear the expenses of any outside exchange traded funds or mutual funds in which the Funds invest. (These are also referred to as “acquired funds” and those indirect expenses represent the Funds’ pro rata portion of the cumulative expense charged by the acquired funds.)

The example provided is based on an investment of $1,000 invested at the beginning of the period and held for the six month period ended December 31, 2011.

Actual Expenses
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses attributable to your investment during this period.

Hypothetical Example for Comparison Purposes
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Clearwater Funds and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the second section of the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you compare the relative total costs of the Clearwater Funds to funds that charge transaction costs and/or sales charges or redemption fees.

Actual	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Expenses Paid During the Period July 1, 2011 thru December 31, 2011 *
Growth Fund	$1,000.00	$927.10	$2.91
Small Cap Fund	$1,000.00	$899.60	$4.79
Tax-Exempt Bond Fund	$1,000.00	$1,069.00	$1.88
International Fund	$1,000.00	$835.40	$3.42

Hypothetical (5% return before expenses)
Growth Fund	$1,000.00	$1,022.18	$3.06
Small Cap Fund	$1,000.00	$1,020.16	$5.09
Tax-Exempt Bond Fund	$1,000.00	$1,023.39	$1.84
International Fund	$1,000.00	$1,021.48	$3.77

* Expenses are equal to the Fund’s annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The annualized expense ratios are as follows:

Growth Fund	0.60%
Small Cap Fund	1.00%
Tax-Exempt Bond Fund	0.36%
International Fund (a)	0.74%

(a) The expense ratio for the International Fund represents the blended expense ratio during the six month period. The management fee of the Fund was reduced through voluntary waivers to 0.75%, until December 5, 2011, when the voluntary waivers were increased and the expense ratio of the Fund became 0.70%.

Quarterly Portfolio Schedule of Investments

The Funds file a complete schedule of their portfolio holdings as of the close of the first and third quarters of their fiscal years with the SEC on Form N-Q. Shareholders may request copies of Form N-Q free of charge by calling the Transfer Agent toll free at 1-888-228-0935 or by sending a written request to: Fiduciary Counselling, Inc., 30 East 7th Street, Suite 2000, St. Paul, MN 55101 Attn: Clearwater Investment Trust. These filings are also available on the SEC’s Internet site at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information about the public reference room may be obtained by calling 1-800-SEC-0330.

Voting Proxies on Fund Portfolio Securities

The funds have established Proxy Voting Policies and Procedure (“Policies”) that the funds use to determine how to vote proxies relating to portfolio securities. They also report, on Form N-PX, how the Funds voted any such proxies during the most recent 12-month period ended June 30. Shareholders may request copies of the Policies or Form N-PX free of charge by calling Fiduciary Counselling, Inc. toll free at 1-888-228-0935 or by sending a written request to: Fiduciary Counselling, Inc., 30 East 7th Street, Suite 2000, St. Paul, MN 55101 Attn: Clearwater Investment Trust. Form N-PX is also available from the EDGAR database on the SEC’s Internet site at http://www.sec.gov.

EXECUTIVE TRUSTEES AND OFFICERS

Information About the Funds’ Independent Trustees

Name, Address and Age	Positions Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Last 5 Years	Number of Portfolios in the Fund Complex Overseen by the Trustee	Other Directorships Held by the Trustee During the Last 5 Years
James E. Johnson (69) 30 East 7th Street, Saint Paul, Minnesota 55101	Trustee	Tenure: May 2011 – Present Term: Indefinite	Retired as Executive Vice President, Securian Financial Group, Inc. in 2010, Securian Financial Group, Inc. (1968-2010)	4	None
Charles W. Rasmussen (45)(1) 30 East 7th Street, Saint Paul, Minnesota 55101	Trustee	Tenure: 10 yrs Term: Indefinite	President and Chief Executive Officer, P&G Manufacturing, Inc. (air filtration equipment, 2002- Present)	4	None
Laura E. Rasmussen (48)(1) 30 East 7th Street, Saint Paul, Minnesota 55101	Trustee	Tenure: 10 yrs Term: Indefinite	Business Owner, 3 Kittens Needle Arts (textile sales, 2006-Present)	4	None
Edward R. Titcomb III (37) 30 East 7th Street, Saint Paul, Minnesota 55101	Trustee	Tenure: May 2011 – Present Term: Indefinite	Assistant Vice President, Anchor Bank-Anchor Trust (2010-Present), Key Account Manager, GWG Life (2008-2010), Relationship Manager, The Hartford (2007-2008), Trust Officer, US Trust (2004-2006)	4	None
Justin H. Weyerhaeuser (38) 30 East 7th Street, Saint Paul, Minnesota 55101	Trustee	Tenure: 4 yrs(2) Term: Indefinite	Attorney, Davis Graham & Stubbs LLP (law firm, November 2011 – Present), Husch Blackwell (law firm, July 2011 – November 2011), Jacobs Chase Attorneys (2009-July 2011), Volunteer Attorney, ACLU of Colorado (2007-2009), Private Investor (2006-2007)	4	None

(1)	Mr. Rasmussen and Ms. Rasmussen are spouses-in-law, and are nieces or nephews of Mr. Frederick T. Weyerhaeuser (see below).

(2)	Mr. Weyerhaeuser was elected as an Independent Trustee on March 7, 2008.

EXECUTIVE TRUSTEES AND OFFICERS

Information about the Funds’ Executive Officers and Interested Trustees

Name, Address and Age	Positions Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Last 5 Years	Number of Portfolios in the Fund Complex Overseen by the Trustee	Other Directorships Held by the Trustee During the Last 5 Years
Frederick T. Weyerhaeuser (80)* 30 East 7th Street, Saint Paul, Minnesota 55101	Trustee, Vice President and Secretary	As Trustee; Tenure: 22 yrs Term: Indefinite As Officer; Tenure: 22 yrs Term: Reappointed Annually	Private Investor	4	None
George H. Weyerhaeuser Jr. (58) ** 30 East 7th Street, Saint Paul, Minnesota 55101	Trustee, Chairman, Chief Executive Officer and Treasurer	As Trustee: Tenure: 3 yrs Term: Indefinite As Officer: Tenure: 3 yrs Term: Reappointed Annually	Member, Advisory Board, Pictet Advisory Overseas Services Ltd (2009-Present), Senior Vice President, Technology, Weyerhaeuser Company (1998 – 2006), Director, Clearwater Management Company (1987 – 2006)	4	Foss Waterway Development Authority
Jennifer D. Lammers (51) 30 East 7th Street, Saint Paul, Minnesota 55101	Chief Compliance Officer	Tenure: Setember 2009 – Present Term: Reappointed Annually

Chief Compliance Officer, Clearwater Management Company, Inc. (2009-Present), Chief Compliance Officer, Fiduciary Counselling, Inc. (2009-Present), Chief Compliance Officer, River Source Funds and Riversource Investments (2006-2009), President, Tamarack Funds and Director of Finance, Voyageur Asset Management (2003 – 2006)

				N/A	N/A

* Mr. F.T. Weyerhaeuser is an interested trustee due to his daughter’s position as a director of Clearwater Management Company, the Funds’ investment manager.

**Mr. G.H. Weyerhaeuser Jr. is an interested trustee due to his positions as the Funds’ CEO and Treasurer.

EXECUTIVE TRUSTEES AND OFFICERS

Information about the Funds’ Executive Officers and Interested Trustees

Name, Address and Age	Positions Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Last 5 Years	Number of Portfolios in the Fund Complex Overseen by the Trustee	Other Directorships Held by the Trustee During the Last 5 Years
Catherine A. Nguyen (30) The Northern Trust Company 50 South LaSalle Street Chicago, IL 60603	Assistant Treasurer	Tenure: September 2011 – Present Term: Reappointed Annually	The Northern Trust Company, Vice President and Client Service Delivery Manager, 2011 – present; Deloitte & Touche LLP, External Audit Manager 2008-2010, External Audit Senior 2005-2008	N/A	N/A
Marcia Lucas (43) The Northern Trust Company 50 South LaSalle Street Chicago, IL 60603	Assistant Secretary	Tenure: March 2011 – Present Term: Reappointed Annually	Second Vice President, The Northern Trust Company (2010-Present), Partner, Michael Best & Friedrich LLP (2005-2008)	N/A	N/A

Additional information about the Fund Directors is available in the Funds’ Statement of Additional Information (“SAI”). The SAI is available, without charge, upon request, by contacting the transfer agent at (888) 228-0935 or writing the Funds at 2000 Wells Fargo Place, 30 East 7th Street, St. Paul, Minnesota 55101-4930. The Funds do not have an internet website.

Approval of the Investment Management and Subadviser Service Agreements

Clearwater Management Company (“CMC”) is responsible for managing the investment programs and strategies for the Growth Fund, Small Cap Fund, Tax-Exempt Bond Fund, and International Fund (collectively, “the Funds”). CMC also provides other administrative services to the Funds, and these services, as well as its investment management services, are provided to the Funds under an agreement (the “Management Agreement”). CMC conducts due diligence when selecting each subadviser (collectively, the “Subadvisers”) for the Funds and oversees the performance of the Subadvisers. The Subadvisers provide portfolio management and related services for the Funds under individual subadvisory agreements (the “Subadvisory Agreements”).

On an annual basis, the Funds’ Board of Trustees (the “Trustees”) including the independent trustees, considers renewal of the Management Agreement and the Subadvisory Agreements. In addition, the Trustees may periodically consider the retention of new subadvisers.

At their in-person meeting on December 2-3, 2011, the Trustees considered the renewal of the Management Agreement and those of the Subadvisory Agreements for Artisan Partners Limited Partnership, AXA Rosenberg Investment Management LLC, Eagle Global Advisors, LLC, Fiduciary Counselling, Inc., Heartland Advisors, Inc., Keeley Asset Management Corp., Kennedy Capital Management, Inc., Knightsbridge Asset Management, LLC, Osterweis Capital Management, LLC, Parametric Portfolio Associates, and Sit Fixed Income Advisors II, LLC. Prior to the meeting, the Trustees requested, received, and reviewed written responses from CMC and the Subadvisers to questions posed to them on behalf of the Trustees and supporting materials relating to those questions and responses. The information presented at the meeting, including performance and expense data obtained from independent sources, were designed to assist the Trustees in making their determination as to the renewal of the Management Agreement and Subadvisory Agreements. Also during this meeting, counsel to the Funds reviewed with the Trustees the various factors relevant to their consideration of the Management Agreement and Subadvisory Agreements, and the Trustees’ responsibilities related to their review. In addition to the information presented on December 2-3, 2011, at each regularly scheduled meeting throughout the year, the Trustees reviewed information on the investment performance and financial results of the Funds. The Trustees considered a number of factors, including those discussed below, that they believed to be relevant. No single factor determined whether or not an agreement would be approved but rather the totality of factors considered was determinative. Following an analysis and discussion of the factors described below, the Trustees, including all independent trustees present, approved renewal of the Management Agreement and the Subadvisory Agreements for an additional one-year period.

Nature, Extent and Quality of Services Provided
The Trustees considered information presented as to the services provided by CMC and the Subadvisers, as well as their investment expertise, resources and capabilities. The Trustees considered the quality of the Subadvisers previously recommended by CMC, as well as the ongoing work performed by CMC to recommend enhancements as to individual fund management or creation of new funds. The Trustees reviewed information regarding the financial condition of CMC and the Subadvisers as related to their ongoing ability to provide services as specified under the Management Agreement and Subadvisory Agreements. The

Trustees considered that FCI provides, in addition to investment management services, certain services related to due diligence, performance reporting, compliance, and other administrative functions, which support the investment management services and Subadviser oversight services provided by CMC. Based on their analysis of the data presented, the Trustees concluded that they were generally satisfied with the nature and quality of the services being provided under the Management Agreement and respective Subadvisory Agreements.

Investment Performance
The Trustees reviewed specific information as to the investment performance of the Funds as compared to the performance of their respective benchmark indices and peer groups over various periods of time. The Trustees also reviewed reports summarizing the net assets, redemptions and purchases of shares of the Funds during 2011. The Trustees concluded that they were satisfied with CMC and the Subadvisers’ investment performance to date.

Comparative Fees and Cost of Services Provided
The Trustees reviewed the fees paid to CMC and the Subadvisers. The Trustees reviewed reports describing both the management fees charged by CMC and the total expense ratios of the Funds in comparison to those of similarly situated funds. In addition, on a quarterly basis, the Trustees reviewed information as to the expense ratios of the Funds compared to the median expense ratio of a peer group of funds with a comparable investment strategy. The Trustees also reviewed information provided by each of the Subadvisers as to fees they charge to other subadvisory clients. The Trustees noted the ongoing efforts of CMC to reduce fees paid by shareholders via voluntary waivers which were in place for the Growth Fund, International Fund, Small Cap Fund and Tax-Exempt Fund during 2011. Effective June 1, 2011, CMC put a voluntarily waiver of 0.30% of its investment advisory fee in place for the Growth Fund. Over the course of 2011, CMC twice increased its voluntary waiver for the International Fund from 0.20% to 0.25% and again to 0.30%. Effective June 1, 2011, CMC decreased its voluntary waiver for the Small Cap Fund to 0.35%. The Trustees also noted the commitment of CMC to subsidize the operating costs of the multi-manager Growth Fund until such time as a revised fee structure was approved by shareholders.

Management Profitability
The Trustees also reviewed CMC’s profitability, particularly noting CMC’s payment of fees and expenses normally absorbed by mutual fund shareholders. The Trustees concluded that profitability levels for CMC were reasonable. The Trustees considered that the Subadvisers are each independent firms and their advisory fees charged are the result of arm’s length bargaining between them and CMC under the supervision of the Trustees.

Economies of Scale
The Trustees considered whether economies of scale might be realized by CMC as the Funds’ assets grow, and whether there also might be benefits from such growth for the Funds’ shareholders. The Trustees noted that the Growth, Tax-Exempt and Small Cap Funds have been in operation for a number of years, and based on the distribution strategy of the Funds will probably not see significant increases in size. However, the Trustees determined that they would continue to monitor the assets of the Funds and consider whether there were additional opportunities to realize benefits from economies of scale for shareholders in the future.

Based on the factors as described above, the Trustees, including all of the independent trustees present, concluded that the investment management fees and subadvisory fees were fair and reasonable in view of the investment performance and quality of services provided. In reaching this conclusion, no single factor was considered determinative.

Federal Tax Information
(unaudited)

Qualified Dividend Income. Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), 100% and 93.52% of ordinary dividends paid during the fiscal years ended December 31, 2011 and 2010, respectively, for the Growth Fund, 20.68% and 81.15% of ordinary dividends paid during the fiscal years ended December 31, 2011 and 2010, respectively, for the Small Cap Fund, and 100% and 88.34% of ordinary dividends paid during the fiscal years ended December 31, 2011 and 2010, respectively, for the International Fund are designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2011.

Corporate Dividends-Received Deduction. 100% and 20.51% of the dividends distributed during the fiscal year ended December 31, 2011, for the Growth and Small Cap Funds, respectively, qualify for the dividends-received deduction for corporate shareholders.

KPMG LLP 4200 Wells Fargo Center 90 South Seventh Street Minneapolis, MN 55402

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Clearwater Investment Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Clearwater Growth Fund, Clearwater Small Cap Fund, Clearwater Tax-Exempt Bond Fund, and Clearwater International Fund (funds within Clearwater Investment Trust) (the Funds) as of December 31, 2011, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Clearwater Growth Fund, Clearwater Small Cap Fund, Clearwater Tax-Exempt Bond Fund, and Clearwater International Fund as of December 31, 2011, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota
February 29, 2012

KPMG LLP is a Delaware limited liability partnership, the U.S. member firm of KPMG International Cooperative (“KPMG International”), a Swiss entity.

CLEARWATER INVESTMENT TRUST

Statements of Assets and Liabilities

December 31, 2011

	Growth Fund	Small Cap Fund	Tax-Exempt Bond Fund	International Fund
Assets
Investments in securities, at fair value (identified cost: $233,914,332 Growth Fund; $212,304,257 Small Cap Fund; $503,433,825 Tax-Exempt Bond Fund; $252,423,468 International Fund)	$332,503,398	239,059,023	510,380,170	300,527,508
Foreign currencies, at value (cost: $460,547)	—	—	—	462,288
Receivable for securities sold	—	1,096,537	2,662,842	4,029,846
Receivable for shares of beneficial interest sold	—	50,000	139,000	804,000
Accrued dividend and interest receivable	424,310	245,697	6,354,652	449,533
Foreign tax reclaim receivable	4,653	—	—	493,569
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	10,247
Total assets	332,932,361	240,451,257	519,536,664	306,776,991
Liabilities
Payables for investment securities purchased	118,640	342,454	—	1,124,327
Accrued investment advisory fee	493,342	600,972	468,844	572,873
Payable for dividend distribution	—	—	233,947	—
Foreign currencies overdraft, at value (cost: $23)	21	—	—	—
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	8,432
Total liabilities	612,003	943,426	702,791	1,705,632
Net assets	$332,320,358	239,507,831	518,833,873	305,071,359
Capital
Capital stock and additional paid-in capital (authorized unlimited number of shares at no par value for each Fund: outstanding 13,156,048, 14,162,307, 53,930,477 and 24,945,062 shares, respectively)	$251,405,302	216,230,785	520,202,119	262,357,830
Undistributed net investment income (loss)	28,372	—	(13,410)	(806,303)
Accumulated net realized loss from investments and foreign currency transactions	(17,702,383)	(3,477,720)	(8,301,181)	(4,599,111)
Unrealized appreciation of investments and translation of assets and liabilities in foreign currencies	98,589,067	26,754,766	6,946,345	48,118,943
Net assets	$332,320,358	239,507,831	518,833,873	305,071,359
Net asset value per share of outstanding capital stock	$25.26	16.91	9.62	12.23

See accompanying notes to financial statements.

CLEARWATER INVESTMENT TRUST

Statements of Operations

Year ended December 31, 2011

	Growth Fund	Small Cap Fund	Tax-Exempt Bond Fund	International Fund
Investment income:
Income:
Dividends (net of foreign taxes withheld of $20,969, $630, $0 and $949,488 respectively)	$6,096,658	2,580,725	2,616,770	9,902,624
Interest	—	15,159	25,642,060	647
Total income	6,096,658	2,595,884	28,258,830	9,903,271
Expenses:
Investment advisory fee	2,370,421	3,418,437	3,116,105	3,395,194
Voluntary fee reduction	(534,334)	(941,695)	(1,246,445)	(785,839)
Total net expenses	1,836,087	2,476,742	1,869,660	2,609,355
Net investment income	4,260,571	119,142	26,389,170	7,293,916
Realized gain (loss) on investments and foreign currencies:
Security transactions	(6,597,400)	30,103,847	(887,827)	(4,309,620)
Forward foreign currency exchange contracts	—	—	—	(247,124)
Foreign currency transactions	(4,023)	—	—	(15,970)
Net increase (decrease) in appreciation/depreciation on:
Security transactions	(8,158,082)	(32,921,523)	32,296,176	(46,549,703)
Forward foreign currency exchange contracts	—	—	—	(3,232)
Foreign currency transactions	1,739	—	—	2
Translation of other assets and liabilities denominated in foreign currencies	—	—	—	(15,257)
Net gain (loss) on investments	(14,757,766)	(2,817,676)	31,408,349	(51,140,904)
Net increase (decrease) in net assets resulting from operations	$(10,497,195)	(2,698,534)	57,797,519	(43,846,988)

See accompanying notes to financial statements.

CLEARWATER INVESTMENT TRUST

Statements of Changes in Net Assets

Years ended December 31, 2011 and 2010

	Growth Fund		Small Cap Fund
	12/31/2011	12/31/2010	12/31/2011	12/31/2010
Operations:
Net investment income (loss)	$4,260,571	4,891,408	119,142	(48,605)
Net realized gain (loss) on investments	(6,601,423)	6,955,378	30,103,847	32,398,334
Net change in unrealized appreciation/depreciation	(8,156,343)	31,768,081	(32,921,523)	28,799,775
Net increase (decrease) in net assets resulting from operations	(10,497,195)	43,614,867	(2,698,534)	61,149,504
Distributions to shareholders from:
Net investment income	(4,182,151)	(5,115,464)	(93,237)	(215,518)
Net realized gain on investments	—	—	(20,564,115)	—
Total distributions to shareholders	(4,182,151)	(5,115,464)	(20,657,352)	(215,518)
Capital share transactions:
Proceeds from shares sold	12,580,223	20,011,202	15,200,741	7,569,800
Reinvestment of distributions from net investment income and gain	4,182,151	5,115,464	20,657,352	215,518
Payments for shares redeemed	(14,032,377)	(12,544,217)	(29,231,102)	(26,817,519)
Increase (decrease) in net assets from capital share transactions	2,729,997	12,582,449	6,626,991	(19,032,201)
Total increase (decrease) in net assets	(11,949,349)	51,081,852	(16,728,895)	41,901,785
Net assets:
At the beginning of the year	344,269,707	293,187,855	256,236,726	214,334,941
At the end of the year	$332,320,358	344,269,707	239,507,831	256,236,726
Undistributed net investment income	$28,372	—	—	—

See accompanying notes to financials statements.

	Tax-Exempt Bond Fund		International Fund
	12/31/2011	12/31/2010	12/31/2011	12/31/2010
Operations:
Net investment income	$26,389,170	26,998,001	7,293,916	5,327,567
Net realized gain (loss) on investments	(887,827)	1,110,682	(4,572,714)	2,032,458
Net change in unrealized appreciation/depreciation	32,296,176	(11,571,237)	(46,568,190)	27,617,574
Net increase (decrease) in net assets resulting from operations	57,797,519	16,537,446	(43,846,988)	34,977,599
Distributions to shareholders from:
Net investment income	(26,365,905)	(27,018,340)	(7,103,317)	(5,388,519)
Net realized gain on investments	—	—	(717,130)	(2,441,263)
Total distributions to shareholders	(26,365,905)	(27,018,340)	(7,820,447)	(7,829,782)
Capital share transactions:
Proceeds from shares sold	14,973,923	27,399,592	21,869,448	31,956,533
Reinvestment of distributions from net investment income and gain	26,372,119	26,778,179	7,820,447	7,829,782
Payments for shares redeemed	(70,145,905)	(69,888,506)	(19,365,745)	(13,421,383)
Increase (decrease) in net assets from capital share transactions	(28,799,863)	(15,710,735)	10,324,150	26,364,932
Total increase (decrease) in net assets	2,631,751	(26,191,629)	(41,343,285)	53,512,749
Net assets:
At the beginning of the year	516,202,122	542,393,751	346,414,644	292,901,895
At the end of the year	$518,833,873	516,202,122	305,071,359	346,414,644
Undistributed net investment loss	$(13,410)	(20,090)	(806,303)	(807,038)

See accompanying notes to financial statements.

CLEARWATER INVESTMENT TRUST

Financial Highlights

December 31, 2011

Per share data (rounded to the nearest cent) for a share of capital stock outstanding throughout the years and selected information for each year is as follows:

	Year ended December 31,
Growth Fund	2011	2010	2009	2008	2007
Net asset value, beginning of year	$26.38	23.40	18.60	30.57	29.47
Income from investment operations:
Net investment income	0.33	0.38	0.39	0.51	0.48
Net realized and unrealized gain (loss)	(1.13)	2.99	4.78	(11.96)	1.10
Total from investment operations	(0.80)	3.37	5.17	(11.45)	1.58
Less distributions:
Dividends from net investment income	(0.32)	(0.39)	(0.37)	(0.52)	(0.48)
Total distributions	(0.32)	(0.39)	(0.37)	(0.52)	(0.48)
Net asset value, end of year	$25.26	26.38	23.40	18.60	30.57
Total return (a)	(3.04)%	14.42%	27.90%	(37.50)%	5.40%
Net assets, end of year (000s omitted)	$332,320	344,270	293,188	197,263	330,991
Ratio of expenses, net of waivers, to average net assets (b)(c)(d)	0.53%	0.30%	0.28%	0.28%	0.28%
Ratio of expenses, before waivers, to average net assets (b)(c)(d)	0.69%	0.45%	0.45%	0.45%	0.45%
Ratio of net investment income, net of waivers, to average net assets (b)(d)	1.25%	1.60%	1.98%	1.92%	1.61%
Ratio of net investment income, before waivers, to average net assets (b)(d)	1.09%	1.45%	1.81%	1.75%	1.44%
Portfolio turnover rate (excluding short-term securities)	27.01%	43.65%	21.83%	14.71%	17.99%

(a)	Total return figures are based on the change in net asset value of a share during the year and assume reinvestment of distributions at net asset value.

(b)	Effective December 1, 2010, the Adviser discontinued the voluntary waiver previously in effect.

(c)

In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

(d)	Effective June 1, 2011, the investment advisory fee, net of voluntary waivers, increased to 0.60%.

Also effective June 1, 2011, the Adviser increased the voluntary waiver to 0.30%.

CLEARWATER INVESTMENT TRUST

Financial Highlights

December 31, 2011

	Year Ended December 31,
Small Cap Fund	2011	2010	2009	2008	2007
Net asset value, beginning of year	$18.70	14.41	10.39	16.68	18.71
Income from investment operations:
Net investment income	0.01	—	—	0.05	—
Net realized and unrealized gains (losses)	(0.28)	4.31	4.02	(6.29)	0.58
Total from investment operations	(0.27)	4.31	4.02	(6.24)	0.58
Less distributions:
Distributions from net investment income	(0.01)	(0.02)	—	(0.05)	—
Distributions from net realized gains	(1.51)	—	—	—	(2.61)
Total distributions	(1.52)	(0.02)	—	(0.05)	(2.61)
Net asset value, end of year	$16.91	18.70	14.41	10.39	16.68
Total return (a)	(1.62)%	29.99%	38.70%	(37.40)%	3.10%
Net assets, end of year (000s omitted)	$239,508	256,237	214,335	120,846	246,987
Ratio of expenses, net of waivers, to average net assets (b)(c)	0.98%	0.95%	0.95%	0.95%	0.98%
Ratio of expenses, before waivers, to average net assets (b)(c)	1.35%	1.35%	1.35%	1.35%	1.35%
Ratio of net investment income (loss), net of waivers, to average net assets(c)	0.05%	(0.02)%	(0.04)%	0.32%	0.00%
Ratio of net investment loss, before waivers, to average net assets(c)	(0.32)%	(0.42)%	(0.44)%	(0.08)%	(0.37)%
Portfolio turnover rate (excluding short-term securities)	64.54%	71.05%	95.13%	117.12%	115.19%

(a)	Total return figures are based on the change in net asset value of a share during the year and assume reinvestment of distributions at net asset value.

(b)

In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

(c)	Effective June 1, 2011, the investment advisory fee, net of voluntary waivers, increased to 1.00%. Also effective June 1, 2011, the Adviser reduced the voluntary waiver to 0.35%.

6	(Continued)

CLEARWATER INVESTMENT TRUST

Financial Highlights

December 31, 2011

	Year ended December 31,
Tax-Exempt Bond Fund	2011	2010	2009	2008	2007
Net asset value, beginning of year	$9.06	9.25	8.09	9.64	10.06
Income from investment operations:
Net investment income	0.48	0.47	0.47	0.46	0.46
Net realized and unrealized gains (losses)	0.56	(0.19)	1.16	(1.55)	(0.42)
Total from investment operations	1.04	0.28	1.63	(1.09)	0.04
Less distributions:
Distributions from net investment income	(0.48)	(0.47)	(0.47)	(0.46)	(0.46)
Total distributions	(0.48)	(0.47)	(0.47)	(0.46)	(0.46)
Net asset value, end of year	$9.62	9.06	9.25	8.09	9.64
Total return (a)	11.81%	2.99%	20.60%	(11.80)%	0.60%
Net assets, end of year (000s omitted)	$518,834	516,202	542,394	370,848	337,395
Ratio of expenses, net of waivers, to average net assets (b)	0.36%	0.36%	0.36%	0.37%	0.38%
Ratio of expenses, before waivers, to average net assets (b)	0.60%	0.60%	0.60%	0.60%	0.60%
Ratio of net investment income, net of waivers, to average net assets	5.08%	5.00%	5.34%	5.03%	4.75%
Ratio of net investment income, before waivers, to average net assets	4.84%	4.76%	5.10%	4.80%	4.53%
Portfolio turnover rate (excluding short-term securities)	24.83%	28.95%	22.90%	32.20%	27.58%

(a)	Total return figures are based on the change in net asset value of a share during the year and assume reinvestment of distributions at net asset value.

(b)

In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

7	(Continued)

CLEARWATER INVESTMENT TRUST

Financial Highlights

December 31, 2011

	Year ended December 31,	Year ended December 31,	Period Ended December 31,
International Fund	2011	2010	2009(a)(b)

Net asset value, beginning of period	$14.33	13.16	10.00
Income from investment operations:
Net investment income	0.30	0.23	0.19
Net realized and unrealized gains (losses)	(2.08)	1.27	3.35
Total from investment operations	(1.78)	1.50	3.54
Less distributions:
Distributions from net investment income	(0.29)	(0.23)	(0.18)
Distributions from net realized gains	(0.03)	(0.10)	(0.20)
Total distributions	(0.32)	(0.33)	(0.38)
Net asset value, end of period	$12.23	14.33	13.16
Total return (c)	(12.44)%	11.39%	35.50%
Net assets, end of period (000s omitted)	$305,071	346,415	292,902
Ratio of expenses, net of waivers, to average net assets (d)(e)(f)	0.77%	0.80%	0.92%
Ratio of expenses, before waivers, to average net assets (d)(e)(f)	1.00%	1.00%	1.00%
Ratio of net investment income, net of waivers, to average net assets (d)(f)	2.15%	1.77%	1.74%
Ratio of net investment income, before waivers, to average net assets (d)(f)	1.92%	1.57%	1.66%
Portfolio turnover rate (excluding short-term securities)	36.93%	30.82%	35.33%

(a)	Commenced investment operations on February 5, 2009.

(b)	Net investment income for the period ended was calculated using the average shares outstanding method.

(c)

Total return figures are based on the change in net asset value of a share during the period and assume reinvestment of distributions at net asset value. Total return is not annualized for periods of less than one year.

(d)	Annualized for periods of less than one year.

(e)

In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

(f)

Effective June 1, 2011, the investment advisory fee, net of voluntary waivers, decreased to 0.75%. Also effective June 1, 2011, the Adviser increased the voluntary waiver to 0.25%. Effective December 5, 2011, the investment advisory fee, net of voluntary waivers, decreased to 0.70%. Also effective December 5, 2011, the Adviser increased the voluntary waiver to 0.30%.

8	(Continued)

CLEARWATER INVESTMENT TRUST

Notes to Financial Statements

December 31, 2011

(1)	Organization

Clearwater Investment Trust (the “Trust”) was established on January 12, 1987 as a Massachusetts business trust and is registered under the Investment Company Act of 1940 (as amended) as a diversified open end management investment company and presently includes four series of funds: Clearwater Growth Fund, Clearwater Small Cap Fund, Clearwater Tax-Exempt Bond Fund, and Clearwater International Fund (the “Funds”). Clearwater Management Company (the “Adviser”) serves as the investment adviser for the Funds. The Trust’s declaration of trust permits the Board of Trustees to create additional funds in the future. The investment objective of the Clearwater Growth, Small Cap, and International Funds is long-term capital growth. The investment objective of the Clearwater Tax-Exempt Bond Fund is high current income that is exempt from U.S. federal income tax, consistent with preservation of capital.

Fiduciary Counselling, Inc. (“FCI”) acts as subadviser to each Fund. FCI does not provide day-to-day management, but provides the Funds with various investment-related services, including investment strategy advice, manager recommendations and related duties as requested by the Adviser. FCI also provides certain services related to due diligence, performance reporting, compliance, and other administrative functions, which support the investment management services and subadviser oversight services provided to the Funds by the Adviser.

The Clearwater Growth Fund, using a “multi-style, multi-manager” approach, allocates portions of its assets among subadvisers who employ distinct investment styles. The Fund currently has four subadvisers that provide day-to-day management for the Fund, Parametric Portfolio Associates (“Parametric”), Heartland Advisors, Inc. (“Heartland”), Knightsbridge Asset Management, LLC (“Knightsbridge”) and Osterweis Capital Management, LLC (“Osterweis”). The allocation among subadvisers will vary over time, but the current intent of the Fund’s Adviser is that under normal market conditions approximately 60% of the Fund’s net assets will be allocated to Parametric; the remaining net assets will be allocated to one or more of the Fund’s three other subadvisers. Parametric manages its portion of the Fund’s assets in a passive management strategy so that its portion of the Fund’s holdings matches the holdings of the Russell 1000® Index as closely as possible. In addition, as noted above, FCI also acts as a subadviser to the Fund.

The Clearwater Small Cap Fund normally invests at least 80% of its assets in equity securities of small companies. The Fund defines “small companies” as issuers with market capitalizations no greater than the range of capitalizations of the companies included in the Russell 2000® Index at the time of investment. The market capitalization of the companies included in the Russell 2000® Index as of May 31, 2011, was between $130 million and $3.0 billion. The equity securities the Fund invests in consist primarily of exchange traded common and preferred stocks. The Fund may also invest in a type of equity security called a convertible security to hedge sector volatility. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. The Fund may invest up to 20% of its assets in microcap securities, generally defined as securities with a market capitalization of at least $78 million and under $300 million. The Fund currently has two subadvisers that provide day-to-day management for the Fund, Kennedy Capital Management, Inc. (“Kennedy”) and Keeley Asset Management (“Keeley”). In addition, as noted above, FCI also acts as a subadviser to the Fund.

The Clearwater Tax-Exempt Bond Fund invests at least 80% of its assets in tax-exempt bonds, which are debt obligations issued by or for the U.S. states, territories and possessions, and the District of Columbia. The interest on these securities is generally exempt from regular federal income tax and may also be exempt from federal alternative minimum tax. However, the Fund may invest up to 20% of its assets in

CLEARWATER INVESTMENT TRUST

Notes to Financial Statements

December 31, 2011

bonds that generate interest income subject to federal alternative minimum tax. The Fund currently has one subadviser that provides day-to-day management for the Fund, Sit Fixed Income Advisers II, LLC (“Sit”). In addition, as noted above, FCI also acts as a subadviser to the Fund.

Under normal market circumstances, the Clearwater International Fund intends to invest at least 80% of the value of its net assets in equity securities of companies organized or located outside the United States and doing a substantial amount of business outside the United States. Equity securities in which the Fund invests include common and preferred stock, sponsored and unsponsored American Depository Receipts, European Depository Receipts, and Global Depository Receipts and exchange-traded funds and other investment companies. The Fund diversifies its investments among a number of different countries throughout the world, and may invest in companies of any size. The Fund does not currently intend to invest more than 20% of its net assets in the equity securities of developing or emerging market issuers. The Fund currently has four subadvisers that provide day-to-day management for the Fund, Parametric, AXA Rosenberg Investment Management LLC (“AXA Rosenberg”), Artisan Partners Limited Partnership (“Artisan Partners”), and Eagle Global Advisors, LLC (“Eagle”). In addition, as noted above, FCI also acts as a subadviser to the Fund.

(2)       Summary of Significant Accounting Policies

The significant accounting policies followed by the Funds are as follows:

(a)	Investments in Securities

Investments in U.S. and foreign equity securities are valued at the last sales price or the regular trading session closing price on the principal exchange or market where they are traded. Foreign security values are stated in U.S. dollars. Equity securities which have not traded on the date of valuation or securities for which sales prices are not generally reported are valued at the mean between the last bid and asked prices. Debt securities maturing more than 60 days from the valuation date are valued at the market price supplied by an independent pricing vendor; those securities of sufficient credit quality with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued at amortized cost, which approximates fair value. Securities for which no market quotations are readily available (including those for which trading has been suspended), or when the Adviser becomes aware that a significant event impacting the value of a security or group of securities has occurred after the closing of the exchange on which the security or securities principally trade, but before the calculation of the daily net asset value, are valued at fair value as determined in good faith using procedures established by the Board of Trustees. The procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security. These procedures are used by the Valuation Committee, in accordance with the procedures established by the Board of Trustees, to determine the fair value of the security or securities. Such determinations are then submitted for review and ratification by the Board of Trustees.

Security transactions are accounted for on the trade date, which is the date the securities are purchased or sold. Realized gains and losses are calculated on an identified cost basis. Dividend income is recognized on the ex-dividend date or, for foreign securities, as soon as the information is

10	(Continued)

CLEARWATER INVESTMENT TRUST

Notes to Financial Statements

December 31, 2011

available. Interest income, including accretion of original issue discount and amortization of original issue premium, is accrued daily.

(b)	Foreign Currency Translation

The International Fund invests in securities which are purchased and sold in foreign currencies as a principal investment strategy. The costs of purchases, proceeds from sales of investments, interest and dividend income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The value of the International Fund’s assets, as measured in U.S. dollars, may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. The gains or losses, if any, on investments resulting from changes in foreign exchange rates are included on the Statements of Operations in security transactions within realized gain (loss) on investments and foreign currencies and in security transactions within net increase (decrease) in appreciation/depreciation. The realized gains or losses, if any, on translation of other assets and liabilities denominated in foreign currencies are included in foreign currency transactions on the Statements of Operations within realized gain (loss) on investments and foreign currencies. The International Fund also will incur costs in converting U.S. dollars to local currencies, and vice versa. The International Fund therefore may enter into foreign currency transactions as a principal investment strategy. Risks may arise upon investing in foreign securities including, but not limited to, political, social or economic instability in the country of the issuer, the difficulty of predicting international trade patterns, the possibility of the imposition of exchange controls, expropriation, limits on removal of currency or other assets, nationalization of assets, foreign withholding and income tax and possible delays in the settlement of foreign stock exchange transactions. The principal markets on which these securities trade may have less volume and liquidity, and may be more volatile, than securities markets in the United States.

(c)	Forward Foreign Currency Exchange Contracts

The International Fund enters into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge against either specific transactions or the portfolio position. The objective of the International Fund’s foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of the International Fund’s foreign currency denominated securities will decline in value due to changes in foreign currency exchange rates. Forward foreign currency exchange contracts are marked-to-market daily at the applicable exchange rates. Any resulting unrealized gains or losses are recorded in forward foreign currency exchange contracts on the Statements of Operations within net increase (decrease) in appreciation/depreciation. The International Fund records realized gains or losses at the time the forward foreign currency exchange contract is offset by entering into a closing transaction with the same counterparty or is extinguished by delivery of the currency. Realized gains or losses, if any, are included in forward foreign currency exchange contracts on the Statements of Operations within net realized gain (loss) on investments and foreign currencies.

Risks may arise upon entering into forward foreign currency exchange contracts from the potential of the issuer to default on its obligations under the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. The measurement of risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. The International Fund bears the market risk from changes in

11	(Continued)

CLEARWATER INVESTMENT TRUST

Notes to Financial Statements

December 31, 2011

foreign currency exchange rates and the credit risk if the issuer fails to perform. Additional information on derivative instruments and how these positions may impact the financial statements is found in Note 8.

(d)	Spot Contracts

The International Fund routinely enters into spot contracts in order to buy or sell a certain amount of foreign currency at the current market rate, with settlement occurring in two business days. The International Fund may enter into spot contracts in order to make payments, or to receive payments, based on trading activity in a foreign currency. A spot contract allows the International Fund to buy or sell foreign currency on the day it chooses to deal. From time to time, the Growth Fund may also enter into spot contracts in order to make or receive payments due to trading activity in a foreign currency on a non-U.S. exchange. Spot contracts are marked-to-market daily at the applicable exchange rates. Any resulting unrealized gains or losses are recorded in foreign currency transactions on the Statements of Operations within net increase (decrease) in appreciation/depreciation. The Funds record any realized gains or losses at the time the spot contract settles. Realized gains or losses, if any, are included in foreign currency transactions on the Statements of Operations within realized gain (loss) on investments and foreign currencies. Risks may arise upon entering into spot contracts from unanticipated movements in the value of a foreign currency relative to the U.S. dollar in a short period of time. The Funds bear the market risk from changes in foreign currency exchange rates.

(e)	Delayed Delivery Transactions and When-Issued Securities

Certain Funds may engage in securities transactions on a when-issued or delayed-delivery basis. In these transactions, the securities’ prices and yields are fixed on the date of the commitment, with payment and delivery scheduled for a future date. During this period, the securities are subject to market fluctuations. When delayed-delivery purchases are outstanding, a Fund will segregate liquid assets on their records in amounts sufficient to meet the purchase price. A Fund may dispose of or renegotiate a delayed-delivery transaction, which may result in a capital gain or loss.

(f)	Short-Term Investments

Each Fund currently invests uninvested cash in money market portfolios of Northern Institutional Funds. The Growth, Small Cap and International Funds currently invest in the Government Select Portfolio and the Tax-Exempt Bond Fund currently invests in the Tax-Exempt Portfolio. Northern Institutional Funds is an investment company advised by Northern Trust Investments, Inc. (“NTI”), a subsidiary of The Northern Trust Company (“Northern Trust”). Northern Trust serves as custodian, administrator and accounting services agent for the Trust.

The Government Select Portfolio primarily invests in securities issued by the U.S. government, government agencies, and government-sponsored enterprises. The Tax-Exempt Portfolio primarily invests in high-quality short-term municipal instruments.

(g)	Recoverable Taxes

The balance disclosed as foreign tax reclaim receivable represents net amounts withheld by foreign governments on dividend income earned in the respective countries subject to reclamation. All reclaims are paid directly to the Growth and International Funds, respectively.

12	(Continued)

CLEARWATER INVESTMENT TRUST

Notes to Financial Statements

December 31, 2011

(h)	Federal Taxes

The Trust’s policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies. On a calendar-year basis, the Funds intend to distribute substantially all of their net investment income and net realized gains, if any, to avoid the payment of federal income and excise taxes. Therefore, no income tax provision is required. Each fund is treated as a separate entity for federal income tax purposes.

Management has analyzed the Funds’ tax positions taken on federal tax returns for all open tax years and has concluded that as of December 31, 2011, no provision for income tax would be required in the Funds’ financial statements. The Funds’ federal and Minnesota state income and federal excise tax returns for the 2008, 2009, 2010 and 2011 tax years for which the applicable statutes of limitations have not expired remain subject to examination by the Internal Revenue Service and state departments of revenue. Net investment income and net realized gains (losses) for the Funds may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains, if any, may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Funds. The tax character of distributions paid by the Funds during the years ended December 31, 2011 and 2010 was as follows:

	Tax-Exempt		Ordinary Income
	2011	2010	2011	2010
Growth Fund	$—	$—	$4,182,151	$5,115,464
Small Cap Fund	—	—	44,627	215,518
Tax-Exempt Bond Fund	26,002,514	26,457,141	369,605	321,038
International Fund	—	—	7,184,471	6,288,664

	Long-Term Capital Gains
	2011	2010
Growth Fund	$—	$—
Small Cap Fund	20,612,725	—
Tax-Exempt Bond Fund	—	—
International Fund	635,976	1,541,118

13	(Continued)

CLEARWATER INVESTMENT TRUST

Notes to Financial Statements

December 31, 2011

As of December 31, 2011, the components of distributable earnings on a tax basis were as follows:

	Growth Fund	Small Cap Fund	Tax-Exempt Bond Fund	International Fund

Undistributed ordinary income	$28,373	—	—	59,402
Undistributed capital gain	—	170,009	—	—
Accumulated capital losses	(17,527,589)	(3,617,354)	(8,301,181)	(4,051,717)
Unrealized appreciation	98,414,272	26,724,391	6,946,345	46,705,845
Total	$80,915,056	23,277,046	(1,354,836)	42,713,530

On the Statements of Assets and Liabilities, due to permanent book-to-tax differences, the following adjustments have been made:

	Growth Fund	Small Cap Fund	Tax-Exempt Bond Fund	International Fund

Undistributed net investment income (loss)	$(50,048)	$(25,905)	$(16,585)	$(189,864)
Accumulated net realized gain (loss)	50,048	(30,813)	16,585	189,864
Additional paid-in capital	—	56,718	—	—

(i)	Distributions to Shareholders

Distributions to shareholders from net investment income, if any, are declared annually for the Growth, Small Cap, and International Funds and declared daily, payable monthly, for the Tax-Exempt Bond Fund. Distributions to shareholders from net realized gains, if any, are declared annually for all Funds. Distributions are paid in cash or reinvested in additional shares at the direction of the shareholders.

(j)	Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

(k)	Recent Accounting Pronouncements

On May 12, 2011, the International Accounting Standards Board (“IASB”) issued International Financial Reporting Standard (“IFRS”) 13, Fair Value Measurement. At the same time, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04 Fair Value Measurement: Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU 2011-04”), modifying Accounting

14	(Continued)

CLEARWATER INVESTMENT TRUST

Notes to Financial Statements

December 31, 2011

Standards Codification (“ASC”) 820, Fair Value Measurements and Disclosures. The objective of the FASB and IASB is convergence of their guidance on fair value measurements and disclosures. Specifically, ASU 2011-04 requires reporting entities to disclose 1) the amounts of and any reason for any transfers between Level 1 and Level 2, and 2) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The requirement of ASU 2011-04 will be effective for the Clearwater Investment Trust as of the Form N-Q to be filed for the period ended March 31, 2012. At this time, management is evaluating the implications of this requirement and the impact it will have to the Funds’ financial statement disclosures.

(l)	Indemnification

Under each Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to each Fund. In addition, certain of each Fund’s contracts with its service providers contain general indemnification clauses. Each Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against each Fund cannot be determined and each Fund has no historical basis for predicting the likelihood of any such claims.

(3)	Fair Value Measurements

Fair value is an estimate of the price the Funds would receive upon selling a security in a timely transaction to an independent buyer in the principal or most advantageous market of the security. This guidance establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Funds’ investments, as described in Note 2(a) above. These inputs are summarized in the three broad levels listed below.

•	Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

•

Level 2 – Other significant observable inputs including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc. or quoted prices for identical or similar assets in markets that are not active. Inputs that are derived principally from or corroborated by observable market data are also considered a Level 2 measurement. An adjustment to any observable input that is significant to the fair value may render the measurement a Level 3 measurement.

•	Level 3 – Valuations based on unobservable inputs, which may include the Adviser’s own assumptions in determining the fair value of an investment.

15	(Continued)

CLEARWATER INVESTMENT TRUST

Notes to Financial Statements

December 31, 2011

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the investments of each Fund as of December 31, 2011 using the fair value methodology and levels described above:

	Growth Fund (a)
	Level 1	Level 2	Level 3	Total
Common Stocks	$320,260,449	$—	$—	$320,260,449
Rights	840	—	—	840
Short-Term Investments	12,242,109	—	—	12,242,109
Total	$332,503,398	$—	$—	$332,503,398

(a)

For the Growth Fund, 100% of the investment value is comprised of equity securities, rights, and short-term investments. See the Fund’s Schedule of Investments for industry classification. Investments in equity and short-term securities are generally valued at the last sales price or the regular trading session closing price on the principal exchange or market where they are traded.

The Fund discloses significant transfers between levels based on valuations at the end of each reporting period. At December 31, 2011, there were no significant transfers between Level 1 and Level 2 based on levels assigned to the securities on December 31, 2010. U.S. GAAP provides additional guidance for estimating fair value when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate when a transaction is not orderly.

	Small Cap Fund (b)
	Level 1	Level 2	Level 3	Total
Common Stocks	$237,162,071	$—	$—	$237,162,071
Short-Term Investments	1,896,952	—	—	1,896,952
Total	$239,059,023	$—	$—	$239,059,023

(b)

For the Small Cap Fund, 100% of the investment value is comprised of equity securities and short-term investments. See the Fund’s Schedule of Investments for industry classification. Investments in equity and short-term securities are generally valued at the last sales price or the regular trading session closing price on the principal exchange or market where they are traded.

The Fund discloses significant transfers between levels based on valuations at the end of each reporting period. At December 31, 2011, there were no significant transfers between Level 1 and Level 2 based on levels assigned to the securities on December 31, 2010. U.S. GAAP provides additional guidance for estimating fair value when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate when a transaction is not orderly.

16	(Continued)

CLEARWATER INVESTMENT TRUST

Notes to Financial Statements

December 31, 2011

	Tax-Exempt Bond Fund (c)
	Level 1	Level 2	Level 3	Total
Closed-End Funds	$40,118,209	$—	$—	$40,118,209
Municipal Bonds
Airport	—	1,707,620	—	1,707,620
Bond Bank	—	2,603,965	—	2,603,965
Development	—	17,413,485	181,777	17,595,262
Education	—	55,574,239	—	55,574,239
Facilities	—	7,126,582	—	7,126,582
General	—	50,103,228	—	50,103,228
General Obligation	—	13,180,883	—	13,180,883
Higher Education	—	11,975,377	990,330	12,965,707
Housing	—	13,356,881	—	13,356,881
Medical	—	84,797,953	1,144,754	85,942,707
Mello-Roos	—	3,192,912	—	3,192,912
Multifamily Housing	—	35,503,841	—	35,503,841
Nursing Home	—	40,787,421	—	40,787,421
Pollution	—	2,547,600	—	2,547,600
Power	—	4,337,637	619,400	4,957,037
School District	—	18,273,795	—	18,273,795
Single Family Housing	—	49,428,806	—	49,428,806
Student Loan	—	9,302,575	—	9,302,575
Tobacco Settlement	—	4,602,392	—	4,602,392
Transportation	—	20,217,407	—	20,217,407
Utilities	—	1,921,870	964,241	2,886,111
Water	—	6,635,140	—	6,635,140
Short-Term Investments	11,769,850	—	—	11,769,850
Total	$51,888,059	$454,591,609	$3,900,502	$510,380,170

(c)

For the Tax-Exempt Bond Fund, 100% of the investment value is comprised of closed-end funds, municipal bond securities, and short-term investments. The municipal bond securities are generally considered Level 2 securities based on valuations using adjusted evaluated prices provided by the primary pricing provider. The Board of Trustees has delegated to the Valuation Committee the responsibility to determine in good faith the fair value of securities for which no price quotation is available from an approved pricing service or broker-dealer at the time the Fund’s net asset value is calculated, including securities for which the prices do not represent fair value or for which a significant event occurs that materially affects the value of a security after the close of the market on which the security principally trades and before the time the Fund’s net asset value is calculated. As of December 31, 2011, the Valuation Committee determined the fair valuations of municipal bonds based on inputs such as a last traded price at the time of a significant event, observations of a similar security and

17	(Continued)

CLEARWATER INVESTMENT TRUST

Notes to Financial Statements

December 31, 2011

averages observed by an independent pricing service and consideration of any other events relevant to fair value. Such investments have been classified as Level 3 instruments.

The Fund discloses significant transfers between levels based on valuations at the end of each reporting period. At December 31, 2011, there were no significant transfers between Level 1 and Level 2 based on levels assigned to the securities on December 31, 2010. U.S. GAAP provides additional guidance for estimating fair value when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate when a transaction is not orderly.

	International Fund (d)
	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$36,429,585	$—	$—	$36,429,585
Consumer Staples	35,358,532	—	—	35,358,532
Energy	26,454,768	—	—	26,454,768
Financials	61,151,943	—	—	61,151,943
Health Care	25,039,568	—	—	25,039,568
Industrials	40,795,017	—	—	40,795,017
Information Technology	14,873,425	—	—	14,873,425
Materials	30,094,476	—	13,218	30,107,694
Telecommunication Services	14,482,859	—	—	14,482,859
Utilities	10,565,770	—	—	10,565,770
Preferred Stock
Consumer Discretionary	1,105,949	—	—	1,105,949
Consumer Staples	136,200	—	—	136,200
Energy	333,558	—	—	333,558
Industrials	47,630	—	—	47,630
Materials	226,600	—	—	226,600
Utilities	123,318	—	—	123,318
Corporate Bonds
Financials	—	1,221,777	—	1,221,777
Short-Term Investments	2,073,315	—	—	2,073,315
Total	$299,292,513	$1,221,777	$13,218	$300,527,508

(d)

For the International Fund, 100% of the investment value is comprised of equity securities, corporate bonds, and short-term investments. See the Fund’s Schedule of Investments for geographical classification. As of December 31, 2011, the Valuation Committee determined the fair valuation of a common stock based on inputs such as a last traded price at the time of a significant event and considerations of any other events relevant to fair value. This investment has been classified as Level 3 instrument.

18	(Continued)

CLEARWATER INVESTMENT TRUST

Notes to Financial Statements

December 31, 2011

The Fund discloses significant transfers between levels based on valuations at the end of each reporting period. At December 31, 2011, there were no significant transfers between Level 1 and Level 2 based on levels assigned to the securities on December 31, 2010. U.S. GAAP provides additional guidance for estimating fair value when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate when a transaction is not orderly.

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Assets

Forward foreign currency exchange contracts	$—	$10,247	$—	$10,247

Liabilities

Forward foreign currency exchange contracts	$—	$(8,432)	$—	$(8,432)

Total Other Financial Instruments	$—	$1,815	$—	$1,815

The forward foreign currency exchange contracts outstanding at December 31, 2011 are considered Level 2 investments due to the contracts and transactions being marked-to-market daily at the applicable exchange rates that have been adjusted from the initial quoted rate. Forward foreign currency exchange contracts are shown on a gross basis in the above table and on the Statements of Assets and Liabilities.

19	(Continued)

CLEARWATER INVESTMENT TRUST

Notes to Financial Statements

December 31, 2011

The following is a reconciliation of investments for the Funds in which significant unobservable inputs (Level 3) were used in determining fair value:

Small Cap Fund	Common Stock
Information Technology
Balance as of 12/31/10	$350
Realized Gains	1,619
Realized Losses	—
Change in Unrealized Appreciation	373
Change in Unrealized Depreciation	—
Purchases	—
Sales	(2,342)
Transfers into Level 3	—
Transfers out of Level 3	—
Balance as of 12/31/11	$—

As of December 31, 2011, the change in unrealized gains (losses) on the Level 3 security still held at year end was $0.

20	(Continued)

CLEARWATER INVESTMENT TRUST

Notes to Financial Statements

December 31, 2011

Tax-Exempt Bond Fund	Municipal Bonds
	Development		Higher Education	Medical		Power	Utilities		Total
Balance as of 12/31/10	$—		$96,381	$—		$671,000	$—		$767,381
Realized Gains	—		—	—		—	—		—
Realized Losses	—		(12)	—		—	—		(12)
Change in Unrealized Appreciation	—		1,787	—		—	—		1,787
Change in Unrealized Depreciation	—		—	—		(51,600)	—		(51,600)
Purchases	—		—	—		—	—		—
Sales	—		(98,156)	—		—	—		(98,156)
Transfers into Level 3(1)	181,777	(2)	990,330 (3)	1,144,754	(3)	—	964,241	(2)	3,281,102
Transfers out of Level 3(1)	—		—	—		—	—		—
Balance as of 12/31/11	$181,777		$990,330	$1,144,754		$619,400	$964,241		$3,900,502

(1)	The value of Transfers into and out of Level 3 is measured using the fair value as of the period ended December 31, 2011.

(2)

Transferred from Level 2 to Level 3 due to security being valued based on unobservable inputs in addition to utilizing the last traded price from a pricing service and because there is a lack of market activity and data observed for this security.

(3)

Transferred from Level 2 to Level 3 due to security being valued based on fair valuations determined by procedures adopted by the Board of Trustees and because there is a lack of market activity and data observed for this security.

As of December 31, 2011, the change in unrealized losses on Level 3 securities still held at year end and included in the Statements of Operations broken out by the sectors of Development, Higher Education, Medical, Power and Utilities was $0, $(3,052), $(56,521), $(51,600) and $0, respectively.

21	(Continued)

CLEARWATER INVESTMENT TRUST

Notes to Financial Statements

December 31, 2011

International Fund	Corporate Bonds	Common Stock

	Financials	Materials		Total
Balance as of 12/31/10	$819,483	$—		$819,483
Realized Gains	—	—		—
Realized Losses	(106,730)	—		(106,730)
Change in Unrealized Appreciation	—	—		—
Change in Unrealized Depreciation	(67,862)	—		(67,862)
Purchases	407,068	—		407,068
Sales	(1,051,959)	—		(1,051,959)
Transfers into Level 3(1)	—	13,218	(2)	13,218
Transfers out of Level 3(1)	—	—		—
Balance as of 12/31/11	$—	$13,218		$13,218

(1)	The value of Transfers into and out of Level 3 is measured using the fair value as of the period ended December 31, 2011, due to lack of market activity and data observed for this security.

(2)

Transferred from Level 1 to Level 3 due to security being valued based on unobservable inputs in addition to utilizing the last traded price from a pricing service and because there is a lack of market activity and data observed for this security.

As of December 31, 2011, the change in unrealized gains (losses) on the Level 3 security still held at year end was $0.

(4)	Investment Security Transactions

The cost of purchases and proceeds from sales of securities, other than temporary investments in short term securities, for the year ended December 31, 2011, were as follows:

	Purchases	Sales
Growth Fund	$106,174,991	$89,591,950
Small Cap Fund	161,097,960	174,029,912
Tax-Exempt Bond Fund	124,840,485	164,660,683
International Fund	134,283,152	123,817,229

22	(Continued)

CLEARWATER INVESTMENT TRUST

Notes to Financial Statements

December 31, 2011

(5)	Capital Share Transactions

Transactions in shares of each fund for the years ended December 31, 2011 and 2010 were as follows:

	Growth Fund		Small Cap Fund
	2011	2010	2011	2010
Sold	475,905	834,658	834,746	493,809
Issued for reinvested distributions	164,587	193,841	1,204,510	11,507
Redeemed	(536,437)	(503,567)	(1,577,251)	(1,679,055)
Increase (decrease)	104,055	524,932	462,005	(1,173,739)

	Tax-Exempt Bond Fund		International Fund
	2011	2010	2011	2010
Sold	1,644,366	2,944,661	1,625,059	2,404,910
Issued for reinvested distributions	2,847,845	2,846,912	641,546	550,618
Redeemed	(7,552,170)	(7,420,481)	(1,491,664)	(1,042,676)
Increase (decrease)	(3,059,959)	(1,628,908)	774,941	1,912,852

(6)	Capital Loss Carry Over

For the period subsequent to October 31, 2011 through the fiscal year ended December 31, 2011, the following Funds incurred net capital losses, and/or Section 988 currency losses which each Fund intends to treat as having been incurred in the following fiscal year:

Amount
Growth Fund	$954,316
Small Cap Fund	3,617,354
International Fund	2,492,237

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes were made effective for the Funds for the fiscal year ended December 31, 2011. One of the more prominent changes addresses capital loss carryforwards. Under the Act, each Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

23	(Continued)

CLEARWATER INVESTMENT TRUST

Notes to Financial Statements

December 31, 2011

As of December 31, 2011, pre-enactment capital loss carryforwards for U.S. Federal income tax purposes for the Growth Fund, Small Cap Fund, Tax-Exempt Bond Fund and International Fund are $10,839,789, $0, $7,429,939, and $0, respectively, which will expire as follows:

	Growth Fund	Small Cap Fund	Tax-Exempt Bond Fund	International Fund
Year of expiration:
2015	$—	—	411,406	—
2016	2,269,706	—	3,472,571	—
2017	8,570,083	—	3,545,962	—
Total	$10,839,789	—	7,429,939	—

The following Funds’ capital loss carryforwards do not expire.

	Growth Fund	Small Cap Fund	Tax-Exempt Bond Fund	International Fund
Long-Term Capital Loss Carryforward	$—	—	871,242	—
Short-Term Capital Loss Carryforward	5,733,485	—	—	1,559,480

The Funds in the above table may offset future capital gains with these capital loss carryforwards.

The following capital loss carryforwards were utilized at December 31, 2011, for U.S. Federal income tax purposes:

Amount
Small Cap Fund	$12,965,349

24	(Continued)

CLEARWATER INVESTMENT TRUST

Notes to Financial Statements

December 31, 2011

(7)	Expenses and Related-Party Transactions

The Trust has a contract for investment advisory services with the Adviser. Under terms of separate agreements, Clearwater Growth Fund, Clearwater Small Cap Fund, Clearwater Tax-Exempt Bond Fund and Clearwater International Fund pay a fee equal to an annual rate of 0.90%, 1.35%, 0.60% and 1.00% of average net assets, respectively. Effective June 1, 2011, Clearwater Growth Fund’s investment advisory fee increased from 0.45% to 0.90% of average net assets. The Adviser is responsible for the payment or reimbursement of all the Funds’ expenses, except brokerage, taxes, interest, and extraordinary expenses. The Adviser has periodically reduced its management fee for each of the Funds through voluntary waivers. Effective June 1, 2011, the voluntary waivers for the Growth Fund and International Fund were increased to 0.30% and 0.25%, respectively. The voluntary waiver for the Small Cap Fund was decreased to 0.35%, effective June 1, 2011. Effective December 5, 2011, the voluntary waiver for the International Fund was increased to 0.30%. As of December 31, 2011, the management fees paid by the Growth, Small Cap, Tax-Exempt Bond and International Funds net of voluntary waiver are 0.53%, 0.98%, 0.36%, and 0.77%, respectively. Effective December 31, 2011, the management fees in place, net of voluntary waivers, for the Growth, Small Cap, Tax-Exempt Bond, and International Funds are 0.60%, 1.00%, 0.36%, and 0.70%, respectively.

In addition to fees and expenses which the Funds bear directly, the Funds indirectly bear a pro rata share of the fees and expenses of any acquired funds in which they invest, such as short-term investments in mutual funds and investments in closed-end funds. Such indirect expenses are not included in any of the reported expense ratios.

The Adviser has entered into sub advisory contracts with independent investment advisory firms for each Fund to provide daily investment management services. The sub advisory fees are based on each subadviser’s proportional net assets it currently manages within each Fund and are paid directly by the Adviser.

The sub advisory fee for the Clearwater Growth Fund, payable to Parametric, Heartland, Osterweis and Knightsbridge, is equal to an annual rate of 0.14% of the portion of net assets managed, an annual rate of 0.65% of the portion of net assets managed, an annual rate of 0.75% of the portion of net assets managed, and an annual rate of 0.75% on the first $20 million of the portion of net assets managed, decreasing to 0.50% of the portion of net assets managed in excess of $20 million, respectively.

The sub advisory fee for the Clearwater Small Cap Fund, payable to Kennedy, is equal to an annual rate of 0.85% on the first $50 million of the portion of net assets managed, decreasing to 0.80% of the portion of net assets managed in excess of $50 million. The sub advisory fee payable to Keeley is equal to an annual rate of 1.00% on the first $2 million of the portion of net assets managed, decreasing to 0.85% on the next $8 million of the portion of net assets managed, and further decreasing to 0.70% of the portion of net assets managed in excess of $10 million.

The sub advisory fee for the Clearwater Tax-Exempt Bond Fund, payable to Sit, is equal to an annual rate of 0.40% on the first $20 million in net assets, decreasing to 0.20% of net assets in excess of $75 million.

25	(Continued)

CLEARWATER INVESTMENT TRUST

Notes to Financial Statements

December 31, 2011

The sub advisory fee for the Clearwater International Fund, payable to Parametric, is equal to an annual rate of 0.15% of the portion of net assets managed. The sub advisory fee payable to AXA Rosenberg is equal to an annual rate of 0.85% on the first $50 million of the portion of net assets managed, decreasing to 0.75% on the next $50 million of the portion of net assets managed, and further decreasing to 0.65% of the portion of net assets managed in excess of $100 million. The sub advisory fee payable to Artisan Partners is equal to an annual rate of 0.80% on the first $50 million of the portion of net assets managed, decreasing to 0.60% on the next $50 million of the portion of net assets managed, and further decreasing to 0.50% of the portion of net assets managed in excess of $100 million. The sub advisory fee payable to Eagle is equal to an annual rate of 0.60% on the first $100 million of the portion of net assets managed, decreasing to 0.50% of the portion of net assets managed in excess of $100 million.

The Adviser has also engaged FCI as a sub-adviser for each Fund. FCI regularly provides the Funds with various investment-related services, including investment strategy advice, manager recommendations and related duties as requested by the Adviser. FCI also provides certain services related to due diligence, performance reporting, compliance, and other administrative functions, which support the investment management services and subadviser oversight services provided to the Trust by the Adviser. For its services, FCI is compensated with a subadvisory fee payable by the Adviser of 0.20% of each Fund’s net assets, paid on a quarterly basis. FCI is compensated out of the fees the Adviser receives from the respective Funds. FCI has agreed to waive the difference between the amount calculated under the subadvisory fee schedule and an amount determined by multiplying the total number of hours worked by FCI in providing services under the subadvisory agreement by an hourly rate that is approved by the Adviser. The effect of this waiver agreement is that fees paid to FCI under the subadvisory agreement would approximate the fees previously paid to FCI under a consulting agreement previously in effect between the Adviser and FCI.

(8)	Derivative Instruments

Information concerning the types of derivatives in which the International Fund invests, the objectives for using them and their related risks can be found in Note 2.

Below are the types of derivatives in the International Fund by location as presented in the Statements of Assets and Liabilities as of December 31, 2011:

	ASSETS		LIABILITIES
Derivative Type	Statements of Assets and Liabilities Location	Value	Statements of Assets and Liabilities Location	Value	Counterparty
Forward foreign currency exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	$10,247	Unrealized depreciation on forward foreign currency exchange contracts	$8,432	CSFB Global Deutsche Bank Northern Trust

26	(Continued)

CLEARWATER INVESTMENT TRUST

Notes to Financial Statements

December 31, 2011

The following tables set forth by primary risk exposure the International Fund’s realized gain (loss) on investments and foreign currencies and net increase (decrease) in appreciation/depreciation by type of derivative contract for the year ended December 31, 2011:

Derivative Type	Statements of Operations Location	Value	Derivative Type	Statements of Operations Location	Value
Forward foreign currency exchange contracts	Net realized loss on forward foreign currency exchange contracts	$(247,124)	Forward foreign currency exchange contracts	Net decrease in appreciation on forward foreign currency exchange contracts	$(3,232)

Derivative transactions are measured in terms of the notional amount. The following table presents, for the International Fund, the number of transactions and average notional amounts, which is indicative of the volume of derivative activity for the year ended December 31, 2011.

Foreign Exchange Contracts
Number of Transactions	Average Notional Amount
1,573	$1,139,153

(9)	Subsequent Events

Management has evaluated subsequent events relating to the Funds through the date the financial statements were available to be issued, and has concluded there are no such events or transactions requiring financial statement disclosure and/or adjustments to the financial statements.

27	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Growth Fund
December 31, 2011

Shares	Security	Cost	Fair value (a)	Percent of net assets
Common Stocks:
Consumer Discretionary:
2,300	ABERCROMBIE & FITCH CO., CLASS A	$50,218	112,332
1,500	ADVANCE AUTO PARTS, INC.	53,558	104,444
6,150	AMAZON.COM, INC.(b)	274,722	1,064,565
1,600	AMC NETWORKS, INC., CLASS A(b)	25,785	60,128
3,300	AMERICAN EAGLE OUTFITTERS, INC.	33,099	50,457
20,800	AMERICAN GREETINGS CORP., CLASS A	458,365	260,208
1,900	APOLLO GROUP, INC., CLASS A(b)	80,303	102,353
1,600	AUTOLIV, INC.(c)	44,874	85,584
500	AUTOZONE, INC.(b)	32,038	162,485
4,575	BED BATH & BEYOND, INC.(b)	120,780	265,213
4,800	BEST BUY CO., INC.	84,882	112,176
1,400	BIG LOTS, INC.(b)	15,477	52,864
2,200	BORGWARNER, INC.(b)	51,799	140,228
750	BRINKER INTERNATIONAL, INC.	10,084	20,070
6,400	CABLEVISION SYSTEMS CORP. (NEW YORK GROUP), CLASS A	60,070	91,008
4,168	CARMAX, INC.(b)	50,984	127,041
7,000	CARNIVAL CORP.	209,545	228,480
6,043	CBS CORP., CLASS B (NON VOTING)	52,350	164,007
600	CHARTER COMMUNICATIONS, INC., CLASS A(b)	30,036	34,164
600	CHICO’S FAS, INC.	5,619	6,684
62,535	CINEMARK HOLDINGS, INC.	1,207,504	1,156,272
9,400	CLEAR CHANNEL OUTDOOR HOLDINGS, INC., CLASS A(b)	75,051	117,970
5,000	COACH, INC.	19,161	305,200
38,500	COMCAST CORP., CLASS A	607,791	912,835
4,600	D.R. HORTON, INC.	22,057	58,006
2,300	DARDEN RESTAURANTS, INC.	47,909	104,834
1,500	DICK’S SPORTING GOODS, INC.	24,802	55,320
14,821	DIRECTV, CLASS A(b)	174,284	633,746
900	DISCOVERY COMMUNICATIONS, INC., CLASS A(b)	37,611	36,873
1,600	DISH NETWORK CORP., CLASS A	44,672	45,568
3,350	DOLLAR TREE, INC.(b)	61,517	278,418
1,300	DREAMWORKS ANIMATION SKG, INC., CLASS A(b)	25,298	21,574
2,210	EXPEDIA, INC.	38,086	64,134
500	FAMILY DOLLAR STORES, INC.	12,652	28,830
3,000	FOOT LOCKER, INC.	40,394	71,520
58,863	FORD MOTOR CO.(b)	323,193	633,366
300	FOSSIL, INC.(b)	29,187	23,808
4,600	GAMESTOP CORP., CLASS A(b)	34,643	110,998
5,700	GANNETT CO., INC.	51,200	76,209
4,100	GAP (THE), INC.	58,946	76,055
3,700	GARMIN LTD.(c)	82,077	147,297
1,100	GENERAL MOTORS CO.(b)	25,300	22,297
7,500	GENTEX CORP.	106,860	221,925
3,450	GENUINE PARTS CO.	102,424	211,140
11,500	H&R BLOCK, INC.	120,130	187,795
500	HANESBRANDS, INC.(b)	10,750	10,930
6,750	HARLEY-DAVIDSON, INC.	39,547	262,372
4,300	HARMAN INTERNATIONAL INDUSTRIES, INC.	74,798	163,572
400	HASBRO, INC.	10,206	12,756
33,825	HOME DEPOT (THE), INC.	22,060	1,422,003
4,700	INTERNATIONAL GAME TECHNOLOGY	62,322	80,840
15,600	INTERPUBLIC GROUP OF COS., INC.	40,950	151,788
1,300	ITT EDUCATIONAL SERVICES, INC.(b)	52,038	73,957
800	J.C. PENNEY CO., INC.	20,608	28,120
1,400	JARDEN CORP.	25,277	41,832
40,800	JOHNSON CONTROLS, INC.	1,149,341	1,275,408
7,750	KOHL’S CORP.	86,000	382,462
4,200	LAMAR ADVERTISING CO., CLASS A(b)	55,664	115,500
6,338	LAS VEGAS SANDS CORP.(b)	66,556	270,823
3,500	LEAR CORP.	148,257	139,300
1,300	LEGGETT & PLATT, INC.	25,422	29,952
2,900	LENNAR CORP., CLASS A	38,266	56,985
5,800	LIBERTY GLOBAL, INC., CLASS A(b)	103,484	237,974
9,800	LIBERTY INTERACTIVE CORP., CLASS A(b)	30,625	158,907
5,032	LIBERTY MEDIA CORP. - LIBERTY CAPITAL, CLASS A(b)	30,073	392,748

See accompanying notes to the financial statements.	28	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Growth Fund
December 31, 2011

Shares	Security	Cost	Fair value (a)	Percent of net assets
Consumer Discretionary (Cont’d):
6,190	LIMITED BRANDS, INC.	$70,745	249,766
1,000	LKQ CORP.(b)	24,950	30,080
9,100	LOWE’S COS., INC.	212,741	230,958
5,000	MACY’S, INC.	81,374	160,900
69,000	MADISON SQUARE GARDEN (THE) CO., CLASS A(b)	1,572,579	1,976,160
62,715	MARKS & SPENCER GROUP PLC ADR(c)(d)	731,006	597,047
4,969	MARRIOTT INTERNATIONAL, INC., CLASS A	60,013	144,946
75,496	MARRIOTT VACATIONS WORLDWIDE CORP.(b)	1,321,371	1,295,511
4,200	MATTEL, INC.	75,213	116,592
16,400	MCDONALD’S CORP.	370,761	1,645,412
4,700	MCGRAW-HILL (THE) COS., INC.	121,958	211,359
10,000	MGM RESORTS INTERNATIONAL(b)	94,040	104,300
600	MOHAWK INDUSTRIES, INC.(b)	26,796	35,910
1,400	MORNINGSTAR, INC.	57,577	83,230
2,200	NEWELL RUBBERMAID, INC.	26,950	35,530
34,000	NEWS CORP., CLASS A	354,723	606,560
4,400	NIKE, INC., CLASS B	126,358	424,028
4,300	NORDSTROM, INC.	45,232	213,753
100	NVR, INC.(b)	51,542	68,600
3,095	OMNICOM GROUP, INC.	87,717	137,975
2,300	O’REILLY AUTOMOTIVE, INC.(b)	69,868	183,885
1,500	PANERA BREAD CO., CLASS A(b)	69,668	212,175
2,600	PETSMART, INC.	55,966	133,354
600	PRICELINE.COM, INC.(b)	55,053	280,626
22,900	PULTE GROUP, INC.(b)	95,493	144,499
700	PVH CORP.	26,254	49,343
1,700	RADIOSHACK CORP.	20,714	16,507
1,500	RALPH LAUREN CORP.	31,320	207,120
3,000	REGAL ENTERTAINMENT GROUP, CLASS A	30,735	35,820
4,600	ROSS STORES, INC.	36,395	218,638
1,800	ROYAL CARIBBEAN CRUISES LTD.	22,599	44,586
600	SCRIPPS NETWORKS INTERACTIVE, INC., CLASS A	21,337	25,452
12,600	SERVICE CORP. INTERNATIONAL	90,438	134,190
2,600	SIGNET JEWELERS LTD.(c)	52,469	114,296
9,450	STAPLES, INC.	119,696	131,260
15,750	STARBUCKS CORP.	204,658	724,658
1,810	STARWOOD HOTELS & RESORTS WORLDWIDE, INC.	59,620	86,826
12,200	TARGET CORP.	353,659	624,884
900	TESLA MOTORS, INC.(b)	23,418	25,704
3,600	THOMSON REUTERS CORP.	102,096	96,012
1,900	THOR INDUSTRIES, INC.	22,316	52,117
4,200	TIFFANY & CO.	122,192	278,292
6,279	TIME WARNER CABLE, INC.	208,890	399,156
21,033	TIME WARNER, INC.	476,695	760,133
5,047	TJX COS., INC.	86,033	325,784
2,210	TRIPADVISOR, INC.(b)	42,908	55,714
2,800	TRW AUTOMOTIVE HOLDINGS CORP.(b)	87,856	91,280
700	TUPPERWARE BRANDS CORP.	39,473	39,179
2,127	URBAN OUTFITTERS, INC.(b)	37,857	58,620
1,700	VF CORP.	87,065	215,883
8,457	VIACOM, INC., CLASS B	218,419	384,033
5,300	VIRGIN MEDIA, INC.	78,460	113,314
29,960	WALT DISNEY (THE) CO.	587,935	1,123,500
2,300	WHIRLPOOL CORP.	98,184	109,135
1,100	WILLIAMS-SONOMA, INC.	41,492	42,350
51,400	WMS INDUSTRIES, INC.(b)	985,422	1,054,728
5,475	WYNDHAM WORLDWIDE CORP.	24,500	207,119
1,600	WYNN RESORTS LTD.	42,372	176,784
9,016	YUM! BRANDS, INC.	78,831	532,034
		17,631,583	32,032,317	9.64%
Consumer Staples:
30,100	ALTRIA GROUP, INC.	137,687	892,465
41,550	ARCHER-DANIELS-MIDLAND CO.	1,175,362	1,188,330
5,062	AVON PRODUCTS, INC.	99,766	88,433
4,300	BEAM, INC.	115,443	220,289
1,944	BROWN-FORMAN CORP., CLASS B	57,343	156,511

See accompanying notes to the financial statements.	29	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Growth Fund
December 31, 2011

Shares	Security	Cost	Fair value (a)	Percent of net assets
Consumer Staples (Cont’d):
15,500	BUNGE LTD.	$953,676	886,600
600	CAMPBELL SOUP CO.	16,020	19,944
4,000	CHURCH & DWIGHT CO., INC.	100,310	183,040
3,000	CLOROX (THE) CO.	154,515	199,680
32,261	COCA-COLA (THE) CO.	992,260	2,257,302
2,300	COCA-COLA ENTERPRISES, INC.	39,664	59,294
7,390	COLGATE-PALMOLIVE CO.	422,681	682,762
6,000	CONAGRA FOODS, INC.	123,690	158,400
4,600	CONSTELLATION BRANDS, INC., CLASS A(b)	63,227	95,082
1,800	CORN PRODUCTS INTERNATIONAL, INC.	52,636	94,662
35,535	COSAN LTD., CLASS A(c)	490,821	389,464
7,800	COSTCO WHOLESALE CORP.	237,671	649,896
36,622	CVS CAREMARK CORP.	787,259	1,493,445
14,590	DIAGEO PLC ADR(c)(d)	1,054,739	1,275,458
6,000	DR PEPPER SNAPPLE GROUP, INC.	125,060	236,880
397	ENERGIZER HOLDINGS, INC.(b)	20,533	30,760
1,867	ESTEE LAUDER (THE) COS., INC., CLASS A	70,943	209,702
1,800	FLOWERS FOODS, INC.	25,434	34,164
12,400	GENERAL MILLS, INC.	277,056	501,084
2,400	GREEN MOUNTAIN COFFEE ROASTERS, INC.(b)	44,948	107,640
3,000	H.J. HEINZ CO.	93,909	162,120
900	HANSEN NATURAL CORP.(b)	30,956	82,926
3,800	HERBALIFE LTD.(c)	52,204	196,346
1,700	HERSHEY (THE) CO.	62,742	105,026
2,400	HORMEL FOODS CORP.	43,206	70,296
1,600	J.M. SMUCKER (THE) CO.	64,617	125,072
2,300	KELLOGG CO.	99,285	116,311
4,050	KIMBERLY-CLARK CORP.	202,324	297,918
50,838	KRAFT FOODS, INC., CLASS A	1,178,532	1,899,308
13,400	KROGER (THE) CO.	228,089	324,548
1,374	LORILLARD, INC.	34,727	156,636
800	MCCORMICK & CO., INC. (NON VOTING)	24,815	40,336
2,200	MEAD JOHNSON NUTRITION CO.	103,422	151,206
1,800	MOLSON COORS BREWING CO., CLASS B	54,437	78,372
27,500	PEPSICO, INC.	1,031,385	1,824,625
33,532	PHILIP MORRIS INTERNATIONAL, INC.	336,856	2,631,591
49,560	PROCTER & GAMBLE (THE) CO.	882,493	3,306,148
400	RALCORP HOLDINGS, INC.(b)	30,388	34,200
3,000	REYNOLDS AMERICAN, INC.	29,474	124,260
96,194	SAFEWAY, INC.	2,026,334	2,023,922
13,350	SARA LEE CORP.	110,338	252,582
5,700	SMITHFIELD FOODS, INC.(b)	106,346	138,396
7,900	SYSCO CORP.	121,024	231,707
7,427	TYSON FOODS, INC., CLASS A	78,124	153,293
45,420	UNILEVER N.V. (REGISTERED)(c)	1,366,228	1,561,085
20,150	WALGREEN CO.	231,445	666,159
24,596	WAL-MART STORES, INC.	1,046,575	1,469,857
4,400	WHOLE FOODS MARKET, INC.	116,393	306,152
		17,425,412	30,641,685	9.22%
Energy:
1,142	ALPHA NATURAL RESOURCES, INC.(b)	26,874	23,331
9,446	ANADARKO PETROLEUM CORP.	319,802	721,013
11,386	APACHE CORP.	711,832	1,031,344
6,400	ARCH COAL, INC.	68,943	92,864
1,700	ATWOOD OCEANICS, INC.(b)	51,221	67,643
5,000	BAKER HUGHES, INC.	219,568	243,200
58,000	BP PLC ADR(c)(d)	2,621,492	2,478,920
1,504	CABOT OIL & GAS CORP.	38,739	114,154
4,800	CAMERON INTERNATIONAL CORP.(b)	124,988	236,112
10,400	CHESAPEAKE ENERGY CORP.	207,021	231,816
34,095	CHEVRON CORP.	1,499,394	3,627,708
400	CIMAREX ENERGY CO.	24,008	24,760
42,400	CLOUD PEAK ENERGY, INC.(b)	950,791	819,168
7,200	COBALT INTERNATIONAL ENERGY, INC.(b)	63,000	111,744
1,700	CONCHO RESOURCES, INC.(b)	49,632	159,375
27,744	CONOCOPHILLIPS	706,207	2,021,705
5,431	CONSOL ENERGY, INC.	148,332	199,318

See accompanying notes to the financial statements.	30	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Growth Fund
December 31, 2011

Shares	Security	Cost	Fair value (a)	Percent of net assets
Energy (Cont’d):
1,000	CONTINENTAL RESOURCES, INC.(b)	$20,765	66,710
9,300	DENBURY RESOURCES, INC.(b)	88,950	140,430
47,775	DEVON ENERGY CORP.	3,196,708	2,962,050
3,000	DRESSER-RAND GROUP, INC.(b)	98,595	149,730
17,400	EL PASO CORP.	139,789	462,318
21,072	ENSCO PLC ADR(c)(d)	1,021,092	988,698
24,005	ENTERPRISE PRODUCTS PARTNERS L.P.	998,596	1,113,352
4,800	EOG RESOURCES, INC.	62,765	472,848
4,000	EQT CORP.	132,900	219,160
82,251	EXXON MOBIL CORP.	3,236,727	6,971,595
2,400	FMC TECHNOLOGIES, INC.(b)	33,690	125,352
4,800	FOREST OIL CORP.(b)	54,895	65,040
15,158	HALLIBURTON CO.	274,762	523,103
3,100	HELMERICH & PAYNE, INC.	39,003	180,916
1,000	HESS CORP.	57,839	56,800
4,000	HOLLYFRONTIER CORP.	52,098	93,600
43,395	KINDER MORGAN, INC.	1,344,193	1,396,017
2,939	LONE PINE RESOURCES, INC.(b)(c)	21,418	20,602
21,250	MAGELLAN MIDSTREAM PARTNERS L.P.	1,186,723	1,463,700
36,861	MARATHON OIL CORP.	838,219	1,078,921
23,845	MARATHON PETROLEUM CORP.	825,453	793,800
164,500	MCDERMOTT INTERNATIONAL, INC.(b)	1,874,601	1,893,395
2,400	MURPHY OIL CORP.	32,055	133,776
4,600	NABORS INDUSTRIES LTD.(b)(c)	65,274	79,764
8,722	NATIONAL OILWELL VARCO, INC.	214,854	593,009
1,542	NEWFIELD EXPLORATION CO.(b)	62,333	58,180
4,200	NOBLE ENERGY, INC.	158,332	396,438
21,940	OCCIDENTAL PETROLEUM CORP.	576,239	2,055,778
3,400	OCEANEERING INTERNATIONAL, INC.	87,014	156,842
1,300	PATTERSON-UTI ENERGY, INC.	24,310	25,974
3,500	PEABODY ENERGY CORP.	69,937	115,885
3,200	PIONEER NATURAL RESOURCES CO.	48,507	286,336
76,100	PLAINS EXPLORATION & PRODUCTION CO.(b)	2,668,000	2,794,392
56,000	QEP RESOURCES, INC.	1,966,765	1,640,800
10,700	QUICKSILVER RESOURCES, INC.(b)	91,699	71,797
3,700	RANGE RESOURCES CORP.	128,866	229,178
700	ROWAN COS., INC.(b)	19,887	21,231
12,200	SANDRIDGE ENERGY, INC.(b)	69,540	99,552
19,100	SCHLUMBERGER LTD.	491,562	1,304,721
9,300	SOUTHWESTERN ENERGY CO.(b)	163,644	297,042
10,954	SPECTRA ENERGY CORP.	155,906	336,836
2,400	SUNOCO, INC.	50,440	98,448
900	SUPERIOR ENERGY SERVICES, INC.(b)	27,135	25,596
1,200	TESORO CORP.(b)	24,660	28,032
23,075	TIDEWATER, INC.	1,150,431	1,137,597
2,400	ULTRA PETROLEUM CORP.(b)	74,376	71,112
12,110	VALERO ENERGY CORP.	130,822	254,915
2,600	WHITING PETROLEUM CORP.(b)	73,760	121,394
7,200	WILLIAMS (THE) COS., INC.	186,912	237,744
		32,244,885	46,114,681	13.88%
Financials:
6,000	ACE LTD.(c)	317,873	420,720
1,100	AFFILIATED MANAGERS GROUP, INC.(b)	73,654	105,545
9,850	AFLAC, INC.	262,100	426,111
2,100	ALEXANDRIA REAL ESTATE EQUITIES, INC.	111,601	144,837
2,700	ALLIED WORLD ASSURANCE CO. HOLDINGS A.G.(c)	86,630	169,911
8,300	ALLSTATE (THE) CORP.	197,623	227,503
18,333	AMERICAN EXPRESS CO.	546,904	864,767
1,800	AMERICAN FINANCIAL GROUP, INC.	29,745	66,402
9,500	AMERICAN INTERNATIONAL GROUP, INC.(b)	233,988	220,400
22,580	AMERICAN INTERNATIONAL GROUP, INC., (FRACTIONAL SHARES)(b)	-	-
5,191	AMERIPRISE FINANCIAL, INC.	160,907	257,681
4,900	ANNALY CAPITAL MANAGEMENT, INC.	78,180	78,204
4,748	AON CORP.	110,582	222,206
3,628	APARTMENT INVESTMENT & MANAGEMENT CO., CLASS A	39,421	83,117
4,800	ARCH CAPITAL GROUP LTD.(b)(c)	101,982	178,704

See accompanying notes to the financial statements.	31	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Growth Fund
December 31, 2011

Shares	Security	Cost	Fair value (a)	Percent of net assets
Financials (Cont’d):
1,600	ARTHUR J. GALLAGHER & CO.	$34,040	53,504
2,500	ASSURANT, INC.	60,538	102,650
734	AVALONBAY COMMUNITIES, INC.	31,138	95,860
900	AXIS CAPITAL HOLDINGS LTD.(c)	23,391	28,764
440,300	BANK OF AMERICA CORP.	6,039,129	2,448,068
456	BANK OF MONTREAL(c)	23,826	24,993
7,300	BANK OF NEW YORK MELLON (THE) CORP.	150,088	145,343
53,622	BB&T CORP.	1,299,931	1,349,666
24,500	BERKSHIRE HATHAWAY, INC., CLASS B(b)	1,982,130	1,869,350
3,388	BOSTON PROPERTIES, INC.	171,468	337,445
1,100	BRE PROPERTIES, INC.	25,168	55,528
900	CAMDEN PROPERTY TRUST	24,065	56,016
32,547	CAPITAL ONE FINANCIAL CORP.	1,390,841	1,376,413
16,000	CAPITALSOURCE, INC.(b)	78,410	107,200
1,000	CBOE HOLDINGS, INC.	23,780	25,860
21,400	CHARLES SCHWAB (THE) CORP.	186,608	240,964
79,100	CHIMERA INVESTMENT CORP.	239,978	198,541
2,700	CHUBB (THE) CORP.	86,607	186,894
1,400	CIT GROUP, INC.(b)	49,108	48,818
119,381	CITIGROUP, INC.	4,642,288	3,140,914
2,000	CITY NATIONAL CORP.	75,538	88,360
1,373	CME GROUP, INC.	311,424	334,559
1,100	CNA FINANCIAL CORP.	25,102	29,425
6,700	COMMONWEALTH REIT	127,516	111,488
400	DIGITAL REALTY TRUST, INC.	15,650	26,668
16,287	DISCOVER FINANCIAL SERVICES	233,079	390,888
5,200	DOUGLAS EMMETT, INC.(b)	63,182	94,848
900	ENDURANCE SPECIALTY HOLDINGS LTD.(c)	25,106	34,425
5,416	EQUITY RESIDENTIAL	174,162	308,874
400	ERIE INDEMNITY CO., CLASS A	26,912	31,264
900	FEDERAL REALTY INVESTMENT TRUST	48,326	81,675
5,100	FEDERATED INVESTORS, INC., CLASS B	97,600	77,265
1,600	FIDELITY NATIONAL FINANCIAL, INC., CLASS A	24,512	25,488
25,300	FIFTH THIRD BANCORP	220,963	321,816
400	FIRST CITIZENS BANCSHARES, INC., CLASS A	57,523	69,996
30,500	FIRST HORIZON NATIONAL CORP.	193,065	244,000
95,534	FIRST HORIZON NATIONAL CORP. (FRACTIONAL SHARES)(b)	-	-
47,200	FIRST INTERSTATE BANCSYSTEM, INC.	680,988	615,016
28,205	FIRST REPUBLIC BANK(b)	790,953	863,355
3,359	FRANKLIN RESOURCES, INC.	189,834	322,666
9,000	GOLDMAN SACHS GROUP (THE), INC.	771,906	813,870
1,400	GREEN DOT CORP., CLASS A(b)	44,569	43,708
3,500	GREENHILL & CO., INC.	106,120	127,295
700	HANOVER INSURANCE GROUP (THE), INC.	24,899	24,465
2,500	HARTFORD FINANCIAL SERVICES GROUP, INC.	35,288	40,625
1,000	HCC INSURANCE HOLDINGS, INC.	24,155	27,500
7,100	HCP, INC.	108,388	294,153
2,000	HEALTH CARE REIT, INC.	90,641	109,060
1,800	HOSPITALITY PROPERTIES TRUST	23,967	41,364
16,122	HOST HOTELS & RESORTS, INC.	138,445	238,122
678	HOWARD HUGHES (THE) CORP.(b)	20,502	29,947
35,000	HUNTINGTON BANCSHARES, INC.	169,770	192,150
112,550	INLAND REAL ESTATE CORP.	951,420	856,506
1,300	INTERCONTINENTALEXCHANGE, INC.(b)	157,514	156,715
12,700	INVESCO LTD.	205,676	255,143
33,700	JANUS CAPITAL GROUP, INC.	222,792	212,647
700	JONES LANG LASALLE, INC.	39,950	42,882
56,346	JPMORGAN CHASE & CO.	1,370,888	1,873,504
5,900	KEYCORP	30,060	45,371
8,201	KIMCO REALTY CORP.	101,601	133,184
4,852	LEGG MASON, INC.	82,631	116,691
1,100	LIBERTY PROPERTY TRUST	24,364	33,968
6,000	LOEWS CORP.	131,444	225,900
2,600	LPL INVESTMENT HOLDINGS, INC.(b)	67,938	79,404
2,000	M&T BANK CORP.	145,114	152,680
5,123	MACERICH (THE) CO.	121,389	259,224

See accompanying notes to the financial statements.	32	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Growth Fund
December 31, 2011

Shares	Security	Cost	Fair value (a)	Percent of net assets
Financials (Cont’d):
300	MARKEL CORP.(b)	$101,683	124,401
5,678	MARSH & MCLENNAN COS., INC.	135,775	179,538
7,800	MBIA, INC.(b)	38,883	90,402
1,300	MERCURY GENERAL CORP.	38,018	59,306
7,900	METLIFE, INC.	230,694	246,322
8,200	MORGAN STANLEY	130,626	124,066
2,400	MSCI, INC., CLASS A(b)	68,930	79,032
4,500	NASDAQ OMX GROUP (THE), INC.(b)	107,280	110,295
11,049	NEW YORK COMMUNITY BANCORP, INC.	128,782	136,676
102	NORTHERN TRUST CORP.	3,787	4,045
2,200	PARTNERRE LTD.(c)	119,028	141,262
4,385	PLUM CREEK TIMBER CO., INC.	105,969	160,316
24,200	PNC FINANCIAL SERVICES GROUP, INC.	1,208,454	1,395,614
7,100	PRINCIPAL FINANCIAL GROUP, INC.	166,208	174,660
6,048	PROGRESSIVE (THE) CORP.	80,691	117,996
10,169	PROLOGIS, INC.	257,434	290,732
2,200	PROTECTIVE LIFE CORP.	24,849	49,632
8,500	PRUDENTIAL FINANCIAL, INC.	257,378	426,020
1,091	PUBLIC STORAGE	67,691	146,696
25,275	RAYMOND JAMES FINANCIAL, INC.	780,707	782,514
6,972	RAYONIER, INC.	104,763	311,161
2,700	REALTY INCOME CORP.	63,518	94,392
3,900	REGENCY CENTERS CORP.	93,198	146,718
9,099	REGIONS FINANCIAL CORP.	36,947	39,126
2,200	REINSURANCE GROUP OF AMERICA, INC.	105,732	114,950
2,900	RENAISSANCERE HOLDINGS LTD.(c)	136,230	215,673
7,500	SEI INVESTMENTS CO.	108,537	130,125
1,300	SENIOR HOUSING PROPERTIES TRUST	20,787	29,172
3,595	SIMON PROPERTY GROUP, INC.	157,583	463,540
1,900	SL GREEN REALTY CORP.	58,204	126,616
12,600	SLM CORP.	134,787	168,840
1,600	ST. JOE (THE) CO.(b)	25,024	23,456
1,400	STATE STREET CORP.	57,274	56,434
6,634	SUNTRUST BANKS, INC.	92,816	117,422
52,395	SYMETRA FINANCIAL CORP.	647,597	475,223
6,349	T. ROWE PRICE GROUP, INC.	125,884	361,576
2,100	TAUBMAN CENTERS, INC.	61,286	130,410
12,000	TCF FINANCIAL CORP.	111,496	123,840
3,266	TD AMERITRADE HOLDING CORP.	45,984	51,113
5,100	TORCHMARK CORP.	138,962	221,289
23,640	TRANSATLANTIC HOLDINGS, INC.	1,243,761	1,293,817
10,688	TRAVELERS (THE) COS., INC.	378,568	632,409
30,785	U.S. BANCORP	618,521	832,734
2,400	UDR, INC.	24,876	60,240
37,200	UNUM GROUP	795,048	783,804
1,100	VALIDUS HOLDINGS LTD.(c)	23,556	34,650
1,800	VENTAS, INC.	73,053	99,234
1,300	VORNADO REALTY TRUST	76,003	99,918
1,106	W.R. BERKLEY CORP.	29,276	38,035
2,900	WADDELL & REED FINANCIAL, INC., CLASS A	75,336	71,833
1,800	WASHINGTON FEDERAL, INC.	23,535	25,182
1,900	WEINGARTEN REALTY INVESTORS	25,128	41,458
77,800	WELLS FARGO & CO.	957,533	2,144,168
4,900	XL GROUP PLC(c)	95,648	96,873
		38,325,906	40,352,009	12.14%
Health Care:
47,335	ABBOTT LABORATORIES	1,974,208	2,661,647
8,703	AETNA, INC.	122,419	367,180
3,000	ALEXION PHARMACEUTICALS, INC.(b)	58,088	214,500
5,507	ALLERGAN, INC.	201,259	483,184
7,200	AMERISOURCEBERGEN CORP.	115,968	267,768
21,000	AMGEN, INC.	85,551	1,348,410
4,100	BAXTER INTERNATIONAL, INC.	218,728	202,868
20,315	BAYER A.G. ADR(c)(d)	1,463,805	1,296,097
2,500	BECTON, DICKINSON AND CO.	123,650	186,800
6,550	BIOGEN IDEC, INC.(b)	82,841	720,828
187,900	BOSTON SCIENTIFIC CORP.(b)	1,272,645	1,003,386

See accompanying notes to the financial statements.	33	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Growth Fund
December 31, 2011

Shares	Security	Cost	Fair value (a)	Percent of net assets
Health Care (Cont’d):
18,700	BRISTOL-MYERS SQUIBB CO.	$432,823	658,988
2,000	BRUKER CORP.(b)	28,160	24,840
1,700	C.R. BARD, INC.	111,570	145,350
3,400	CARDINAL HEALTH, INC.	102,635	138,074
84,100	CAREFUSION CORP.(b)	2,085,997	2,136,981
6,436	CELGENE CORP.(b)	146,839	435,074
1,800	CERNER CORP.(b)	40,604	110,250
5,700	CIGNA CORP.	89,680	239,400
3,400	COMMUNITY HEALTH SYSTEMS, INC.(b)	58,650	59,330
23,300	COVIDIEN PLC(c)	998,647	1,048,733
1,425	DAVITA, INC.(b)	21,812	108,029
2,500	DENDREON CORP.(b)	24,700	19,000
3,700	DENTSPLY INTERNATIONAL, INC.	102,582	129,463
3,800	EDWARDS LIFESCIENCES CORP.(b)	118,152	268,660
17,000	ELI LILLY & CO.	582,850	706,520
9,100	EXPRESS SCRIPTS, INC.(b)	173,782	406,679
800	FOREST LABORATORIES, INC.(b)	25,000	24,208
20,260	GEN-PROBE, INC.(b)	1,079,249	1,197,771
14,260	GILEAD SCIENCES, INC.(b)	231,726	583,662
6,900	HEALTH MANAGEMENT ASSOCIATES, INC., CLASS A(b)	44,746	50,853
57,235	HEALTHSOUTH CORP.(b)	1,027,752	1,011,342
1,900	HENRY SCHEIN, INC.(b)	86,166	122,417
1,300	HILL-ROM HOLDINGS, INC.	38,228	43,797
7,208	HOLOGIC, INC.(b)	102,880	126,212
2,005	HOSPIRA, INC.(b)	50,661	60,892
1,800	HUMAN GENOME SCIENCES, INC.(b)	25,704	13,302
3,900	HUMANA, INC.	39,107	341,679
1,400	IDEXX LABORATORIES, INC.(b)	60,410	107,744
3,700	ILLUMINA, INC.(b)	158,027	112,776
700	INTUITIVE SURGICAL, INC.(b)	165,982	324,107
63,701	JOHNSON & JOHNSON	2,862,186	4,177,512
800	LABORATORY CORP. OF AMERICA HOLDINGS(b)	18,788	68,776
1,373	LIFE TECHNOLOGIES CORP.(b)	35,179	53,423
825	LINCARE HOLDINGS, INC.	16,059	21,211
5,700	MCKESSON CORP.	202,596	444,087
9,756	MEDCO HEALTH SOLUTIONS, INC.(b)	137,776	545,360
9,400	MEDTRONIC, INC.	318,841	359,550
48,078	MERCK & CO., INC.	1,123,592	1,812,540
1,300	METTLER-TOLEDO INTERNATIONAL, INC.(b)	87,484	192,023
119,600	MYLAN, INC.(b)	2,314,946	2,566,616
15,335	NOVARTIS A.G. ADR(c)(d)	923,592	876,702
1,600	PATTERSON COS., INC.	29,864	47,232
3,400	PERKINELMER, INC.	53,706	68,000
2,900	PERRIGO CO.	109,545	282,170
165,325	PFIZER, INC.	1,355,390	3,577,633
400	PHARMASSET, INC.(b)	32,036	51,280
20,965	QUEST DIAGNOSTICS, INC.	1,109,957	1,217,228
4,000	RESMED, INC.(b)	81,990	101,600
900	SIRONA DENTAL SYSTEMS, INC.(b)	38,745	39,636
7,839	ST. JUDE MEDICAL, INC.	226,619	268,878
7,200	STRYKER CORP.	119,192	357,912
500	SXC HEALTH SOLUTIONS CORP.(b)	27,765	28,240
16,775	TELEFLEX, INC.	856,456	1,028,140
7,100	TENET HEALTHCARE CORP.(b)	31,133	36,423
7,400	THERMO FISHER SCIENTIFIC, INC.(b)	156,535	332,778
17,202	UNITEDHEALTH GROUP, INC.	273,316	871,797
2,036	UNIVERSAL HEALTH SERVICES, INC., CLASS B	38,822	79,119
28,140	VALEANT PHARMACEUTICALS INTERNATIONAL, INC.(b)(c)	791,331	1,313,856
5,000	VARIAN MEDICAL SYSTEMS, INC.(b)	184,300	335,650
3,000	VERTEX PHARMACEUTICALS, INC.(b)	74,805	99,630
1,900	WARNER CHILCOTT PLC, CLASS A(b)(c)	29,963	28,747
2,600	WATERS CORP.(b)	60,997	192,530
3,175	WATSON PHARMACEUTICALS, INC.(b)	79,361	191,580
9,249	WELLPOINT, INC.	325,438	612,746
20,374	ZIMMER HOLDINGS, INC.(b)	1,153,219	1,088,379
		29,255,807	42,877,785	12.90%
Industrials:
8,287	3M CO.	505,006	677,297

See accompanying notes to the financial statements.	34	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Growth Fund
December 31, 2011

Shares	Security	Cost	Fair value (a)	Percent of net assets
Industrials (Cont’d):
36,100	ABB LTD. ADR(b)(c)(d)	$718,842	679,763
3,500	AECOM TECHNOLOGY CORP.(b)	64,365	71,995
21,210	AGCO CORP.(b)	815,335	911,394
43,820	AIR LEASE CORP.(b)	1,151,677	1,038,972
3,450	AMETEK, INC.	73,220	145,245
13,900	AMR CORP.(b)	48,593	4,865
2,700	BABCOCK & WILCOX (THE) CO.(b)	35,478	65,178
1,700	BE AEROSPACE, INC.(b)	47,626	65,807
17,000	BOEING (THE) CO.	402,135	1,246,950
3,400	C.H. ROBINSON WORLDWIDE, INC.	164,205	237,252
2,200	CARLISLE COS., INC.	45,116	97,460
11,004	CATERPILLAR, INC.	295,368	996,962
2,500	CHICAGO BRIDGE & IRON CO. N.V. (REGISTERED)(c)	50,995	94,500
2,500	CINTAS CORP.	70,284	87,025
2,027	CON-WAY, INC.	44,529	59,107
1,400	COOPER INDUSTRIES PLC	60,725	75,810
800	COPA HOLDINGS S.A., CLASS A(c)	32,618	46,936
2,600	CORRECTIONS CORP. OF AMERICA(b)	49,022	52,962
3,948	CRANE CO.	66,572	184,411
27,900	CSX CORP.	97,923	587,574
3,800	CUMMINS, INC.	53,831	334,476
11,163	DANAHER CORP.	255,642	525,108
7,300	DEERE & CO.	199,160	564,655
38,405	DIGITALGLOBE, INC.(b)	1,152,062	657,110
1,600	DONALDSON CO., INC.	63,714	108,928
3,325	DOVER CORP.	122,574	193,016
1,987	DUN & BRADSTREET (THE) CORP.	49,383	148,687
8,400	EATON CORP.	158,064	365,652
34,425	EMCOR GROUP, INC.	972,737	922,934
15,500	EMERSON ELECTRIC CO.	422,332	722,145
195,600	EXELIS, INC.	2,224,286	1,770,180
1,800	EXPEDITORS INTERNATIONAL OF WASHINGTON, INC.	57,067	73,728
3,800	FASTENAL CO.	62,224	165,718
6,653	FEDEX CORP.	130,734	555,592
2,550	FLUOR CORP.	52,518	128,138
4,300	FORTUNE BRANDS HOME & SECURITY, INC.(b)	33,889	73,229
300	GARDNER DENVER, INC.	16,684	23,118
1,400	GATX CORP.	24,276	61,124
2,500	GENERAL CABLE CORP.(b)	60,825	62,525
1,200	GENERAL DYNAMICS CORP.	78,384	79,692
323,800	GENERAL ELECTRIC CO.	5,470,770	5,799,258
3,200	GOODRICH CORP.	95,088	395,840
4,800	GRAFTECH INTERNATIONAL LTD.(b)	68,496	65,520
1,600	HARSCO CORP.	28,236	32,928
6,600	HERTZ GLOBAL HOLDINGS, INC.(b)	37,676	77,352
9,188	HONEYWELL INTERNATIONAL, INC.	279,204	499,368
1,200	HUBBELL, INC., CLASS B	43,310	80,232
610	HUNTINGTON INGALLS INDUSTRIES, INC.(b)	14,978	19,081
2,500	IDEX CORP.	58,238	92,775
700	IHS, INC., CLASS A(b)	30,838	60,312
4,824	ILLINOIS TOOL WORKS, INC.	155,812	225,329
5,400	IRON MOUNTAIN, INC.	121,527	166,320
28,800	ITT CORP.	517,715	556,704
2,100	J.B. HUNT TRANSPORT SERVICES, INC.	40,530	94,647
2,068	JACOBS ENGINEERING GROUP, INC.(b)	46,598	83,919
2,038	JOY GLOBAL, INC.	92,539	152,789
2,900	KANSAS CITY SOUTHERN(b)	46,328	197,229
2,800	KBR, INC.	55,655	78,036
1,200	L-3 COMMUNICATIONS HOLDINGS, INC.	56,882	80,016
1,200	LANDSTAR SYSTEM, INC.	38,351	57,504
900	LENNOX INTERNATIONAL, INC.	26,811	30,375
1,400	LINCOLN ELECTRIC HOLDINGS, INC.	28,970	54,768
2,600	LOCKHEED MARTIN CORP.	74,846	210,340
14,475	MANPOWER, INC.	505,719	517,481
13,200	MASCO CORP.	97,548	138,336
42,625	MASTEC, INC.(b)	640,618	740,396
700	NORDSON CORP.	29,470	28,826
5,360	NORFOLK SOUTHERN CORP.	121,639	390,530

See accompanying notes to the financial statements.	35	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Growth Fund
December 31, 2011

Shares	Security	Cost	Fair value (a)	Percent of net assets
Industrials (Cont’d):
3,660	NORTHROP GRUMMAN CORP.	$139,878	214,037
6,300	OSHKOSH CORP.(b)	109,053	134,694
1,100	OWENS CORNING(b)	22,578	31,592
8,389	PACCAR, INC.	91,278	314,336
2,200	PALL CORP.	55,214	125,730
2,850	PARKER HANNIFIN CORP.	123,853	217,312
600	PENTAIR, INC.	17,889	19,974
2,100	PRECISION CASTPARTS CORP.	126,967	346,059
44,000	QUANTA SERVICES, INC.(b)	862,333	947,760
3,000	R.R. DONNELLEY & SONS CO.	43,590	43,290
5,700	RAYTHEON CO.	160,192	275,766
49,718	REPUBLIC SERVICES, INC.	1,348,686	1,369,731
5,250	ROCKWELL AUTOMATION, INC.	73,987	385,192
5,214	ROCKWELL COLLINS, INC.	154,728	288,699
300	ROPER INDUSTRIES, INC.	19,526	26,061
600	RYDER SYSTEM, INC.	24,336	31,884
700	SNAP-ON, INC.	17,991	35,434
20,400	SOUTHWEST AIRLINES CO.	154,768	174,624
54,045	SPIRIT AEROSYSTEMS HOLDINGS, INC., CLASS A(b)	1,246,466	1,123,055
300	SPX CORP.	11,766	18,081
2,557	STANLEY BLACK & DECKER, INC.	72,048	172,853
2,000	STERICYCLE, INC.(b)	95,284	155,840
97,000	TEXTRON, INC.	2,350,672	1,793,530
10,500	TYCO INTERNATIONAL LTD.(c)	388,274	490,455
7,600	UNION PACIFIC CORP.	219,426	805,144
7,840	UNITED PARCEL SERVICE, INC., CLASS B	424,293	573,810
16,850	UNITED TECHNOLOGIES CORP.	637,288	1,231,567
33,025	UNIVERSAL FOREST PRODUCTS, INC.	1,164,401	1,019,482
21,735	URS CORP.(b)	957,699	763,333
2,000	USG CORP.(b)	12,350	20,320
4,100	UTI WORLDWIDE, INC.(c)	50,356	54,489
1,700	W.W. GRAINGER, INC.	74,317	318,223
1,966	WABCO HOLDINGS, INC.(b)	30,197	85,324
700	WABTEC CORP.	25,602	48,965
1,650	WASTE CONNECTIONS, INC.	29,914	54,681
8,650	WASTE MANAGEMENT, INC.	135,675	282,942
57,600	XYLEM, INC.	1,826,023	1,479,744
		33,153,310	41,363,444	12.45%
Information Technology:
8,100	ACCENTURE PLC, CLASS A(c)	365,109	431,163
5,600	ACTIVISION BLIZZARD, INC.	9,966	68,992
6,224	ADOBE SYSTEMS, INC.(b)	79,363	175,953
14,300	ADVANCED MICRO DEVICES, INC.(b)	64,278	77,220
3,300	AKAMAI TECHNOLOGIES, INC.(b)	45,920	106,524
1,600	ALLIANCE DATA SYSTEMS CORP.(b)	75,650	166,144
5,000	ALTERA CORP.	94,155	185,500
200	AMPHENOL CORP., CLASS A	8,409	9,078
8,600	ANALOG DEVICES, INC.	120,368	307,708
2,400	ANSYS, INC.(b)	81,726	137,472
15,000	APPLE, INC.(b)	411,858	6,075,000
700	ARROW ELECTRONICS, INC.(b)	18,814	26,187
52,325	ATMEL CORP.(b)	456,466	423,832
58,000	ATMI, INC.(b)	1,134,063	1,161,740
1,686	AUTODESK, INC.(b)	32,709	51,136
4,066	AUTOMATIC DATA PROCESSING, INC.	132,231	219,605
59,130	AVNET, INC.(b)	1,932,175	1,838,352
70,325	BENCHMARK ELECTRONICS, INC.(b)	1,211,936	947,278
4,550	BMC SOFTWARE, INC.(b)	89,322	149,149
9,791	BROADCOM CORP., CLASS A(b)	159,344	287,464
2,180	BROADRIDGE FINANCIAL SOLUTIONS, INC.	33,319	49,159
4,200	CADENCE DESIGN SYSTEMS, INC.(b)	24,003	43,680
105,450	CISCO SYSTEMS, INC.	160,814	1,906,536
4,234	CITRIX SYSTEMS, INC.(b)	47,867	257,088
6,300	COGNIZANT TECHNOLOGY SOLUTIONS CORP., CLASS A(b)	95,624	405,153
148,365	COMPUWARE CORP.(b)	1,506,265	1,234,397
6,700	CORELOGIC, INC.(b)	76,313	86,631
21,700	CORNING, INC.	154,491	281,666
1,300	CREE, INC.(b)	33,512	28,652

See accompanying notes to the financial statements.	36	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Growth Fund
December 31, 2011

Shares	Security	Cost	Fair value (a)	Percent of net assets
Information Technology (Cont’d):
2,700	CYPRESS SEMICONDUCTOR CORP.(b)	$8,256	45,603
17,650	DELL, INC.(b)	255,615	258,220
2,000	DOLBY LABORATORIES, INC., CLASS A(b)	43,420	61,020
14,300	EBAY, INC.(b)	312,035	433,719
2,140	ECHOSTAR CORP., CLASS A(b)	36,471	44,812
34,310	EMC CORP.(b)	233,560	739,038
900	EQUINIX, INC.(b)	69,754	91,260
1,300	F5 NETWORKS, INC.(b)	30,062	137,956
7,802	FIDELITY NATIONAL INFORMATION SERVICES, INC.	135,427	207,455
3,950	FISERV, INC.(b)	108,064	232,023
1,400	FLIR SYSTEMS, INC.	30,177	35,098
1,400	FORTINET, INC.(b)	24,304	30,534
1,000	GLOBAL PAYMENTS, INC.	33,115	47,380
4,067	GOOGLE, INC., CLASS A(b)	1,221,503	2,626,875
2,800	HARRIS CORP.	37,337	100,912
54,557	HEWLETT-PACKARD CO.	1,224,983	1,405,388
5,200	INGRAM MICRO, INC., CLASS A(b)	68,614	94,588
138,725	INTEL CORP.	1,017,830	3,364,081
17,941	INTERNATIONAL BUSINESS MACHINES CORP.	1,445,165	3,298,991
5,000	INTUIT, INC.	103,285	262,950
1,900	ITRON, INC.(b)	65,968	67,963
900	JABIL CIRCUIT, INC.(b)	14,715	17,694
4,667	JUNIPER NETWORKS, INC.(b)	75,460	95,254
2,600	KLA-TENCOR CORP.	86,094	125,450
3,000	LAM RESEARCH CORP.(b)	83,706	111,060
3,700	LENDER PROCESSING SERVICES, INC.	55,722	55,759
2,000	LEXMARK INTERNATIONAL, INC., CLASS A	30,530	66,140
5,400	LINEAR TECHNOLOGY CORP.	119,475	162,162
400	LINKEDIN CORP., CLASS A(b)	25,488	25,204
23,700	LSI CORP.(b)	99,658	141,015
5,900	MARVELL TECHNOLOGY GROUP LTD.(b)(c)	29,824	81,715
1,700	MASTERCARD, INC., CLASS A	182,282	633,794
7,000	MAXIM INTEGRATED PRODUCTS, INC.	125,147	182,280
4,200	MICROCHIP TECHNOLOGY, INC.	66,925	153,846
15,300	MICRON TECHNOLOGY, INC.(b)	68,620	96,237
1,000	MICROS SYSTEMS, INC.(b)	26,215	46,580
123,950	MICROSOFT CORP.	535,441	3,217,742
3,700	MOTOROLA MOBILITY HOLDINGS, INC.(b)	57,454	143,560
56,428	MOTOROLA SOLUTIONS, INC.	2,240,348	2,612,052
4,200	NETAPP, INC.(b)	94,994	152,334
4,800	NEUSTAR, INC., CLASS A(b)	79,848	164,016
1,600	NOVELLUS SYSTEMS, INC.(b)	40,000	66,064
4,800	NUANCE COMMUNICATIONS, INC.(b)	63,624	120,768
8,900	NVIDIA CORP.(b)	60,716	123,354
4,000	ON SEMICONDUCTOR CORP.(b)	30,100	30,880
70,462	ORACLE CORP.	105,191	1,807,350
6,266	PAYCHEX, INC.	76,160	188,669
22,200	QUALCOMM, INC.	562,630	1,214,340
4,200	RED HAT, INC.(b)	61,669	173,418
136,275	RF MICRO DEVICES, INC.(b)	849,403	735,885
1,100	RIVERBED TECHNOLOGY, INC.(b)	23,815	25,850
2,300	ROVI CORP.(b)	55,714	56,534
2,000	SAIC, INC.(b)	24,560	24,580
1,900	SALESFORCE.COM, INC.(b)	86,710	192,774
5,300	SANDISK CORP.(b)	51,148	260,813
6,500	SEAGATE TECHNOLOGY PLC(c)	61,132	106,600
13,177	SUNPOWER CORP.(b)	117,625	82,093
15,519	SYMANTEC CORP.(b)	88,098	242,872
1,500	SYNOPSYS, INC.(b)	24,907	40,800
26,450	TE CONNECTIVITY LTD.(c)	876,308	814,924
14,300	TELLABS, INC.	64,350	57,772
4,500	TERADATA CORP.(b)	73,317	218,295
4,400	TERADYNE, INC.(b)	40,150	59,972
17,400	TEXAS INSTRUMENTS, INC.	280,527	506,514
2,500	TRIMBLE NAVIGATION LTD.(b)	38,162	108,500
7,500	VISA, INC., CLASS A	543,213	761,475
7,800	VISHAY INTERTECHNOLOGY, INC.(b)	48,931	70,122
557	VISHAY PRECISION GROUP, INC.(b)	5,692	8,901

See accompanying notes to the financial statements.	37	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Growth Fund
December 31, 2011

Shares	Security	Cost	Fair value (a)	Percent of net assets
Information Technology (Cont’d):
1,500	VMWARE, INC., CLASS A(b)	$47,284	124,785
2,666	WEBMD HEALTH CORP.(b)	58,227	100,108
49,525	WEBSENSE, INC.(b)	1,048,348	927,603
5,900	WESTERN DIGITAL CORP.(b)	91,433	182,605
14,207	XEROX CORP.	94,177	113,088
6,750	XILINX, INC.	47,180	216,405
15,940	YAHOO!, INC.(b)	136,630	257,112
		25,136,092	49,030,044	14.75%
Materials:
9,600	AGNICO-EAGLE MINES LTD.(c)	444,382	348,672
3,375	AIR PRODUCTS & CHEMICALS, INC.	165,820	287,516
400	AIRGAS, INC.	16,882	31,232
1,300	ALBEMARLE CORP.	29,152	66,963
16,800	ALCOA, INC.	175,346	145,320
1,600	ALLEGHENY TECHNOLOGIES, INC.	39,592	76,480
3,500	ALLIED NEVADA GOLD CORP.(b)	105,490	105,980
55,000	ANGLOGOLD ASHANTI LTD. ADR(c)(d)	2,570,646	2,334,750
800	APTARGROUP, INC.	27,324	41,736
1,600	ASHLAND, INC.	47,358	91,456
124,725	AURICO GOLD, INC.(b)(c)	966,685	1,002,564
3,064	BALL CORP.	11,968	109,415
3,000	BEMIS CO., INC.	66,889	90,240
1,300	CF INDUSTRIES HOLDINGS, INC.	124,851	188,474
1,700	CLIFFS NATURAL RESOURCES, INC.	42,764	105,995
500	COMPASS MINERALS INTERNATIONAL, INC.	27,452	34,425
40,505	CROWN HOLDINGS, INC.(b)	1,226,421	1,360,158
700	CYTEC INDUSTRIES, INC.	25,564	31,255
1,000	DOMTAR CORP.(c)	52,480	79,960
11,000	DOW CHEMICAL (THE) CO.	238,011	316,360
13,025	E.I. DU PONT DE NEMOURS & CO.	385,472	596,285
438	EAGLE MATERIALS, INC.	1,727	11,239
3,000	EASTMAN CHEMICAL CO.	58,012	117,180
4,491	ECOLAB, INC.	162,542	259,625
20,496	FREEPORT-MCMORAN COPPER & GOLD, INC.	517,188	754,048
900	GREIF, INC., CLASS A	27,104	40,995
3,683	INTERNATIONAL FLAVORS & FRAGRANCES, INC.	79,230	193,063
9,431	INTERNATIONAL PAPER CO.	117,152	279,158
2,300	KRONOS WORLDWIDE, INC.	42,780	41,492
3,600	LYONDELLBASELL INDUSTRIES N.V., CLASS A(c)	106,560	116,964
700	MARTIN MARIETTA MATERIALS, INC.	27,965	52,787
2,875	MEADWESTVACO CORP.	30,334	86,106
10,115	MONSANTO CO.	47,604	708,758
4,400	MOSAIC (THE) CO.	150,149	221,892
54,100	NEWMONT MINING CORP.	2,751,951	3,246,541
5,844	NUCOR CORP.	99,313	231,247
5,950	OWENS-ILLINOIS, INC.(b)	91,875	115,311
2,100	PACKAGING CORP. OF AMERICA	30,901	53,004
3,986	PPG INDUSTRIES, INC.	180,558	332,791
6,450	PRAXAIR, INC.	258,706	689,505
2,200	RELIANCE STEEL & ALUMINUM CO.	61,215	107,118
1,100	ROYAL GOLD, INC.	53,182	74,173
6,500	RPM INTERNATIONAL, INC.	72,503	159,575
42,325	RTI INTERNATIONAL METALS, INC.(b)	995,824	982,363
200	SCOTTS MIRACLE-GRO (THE) CO., CLASS A	7,195	9,338
2,500	SEALED AIR CORP.	45,225	43,025
1,585	SHERWIN-WILLIAMS (THE) CO.	72,398	141,493
3,600	SONOCO PRODUCTS CO.	74,519	118,656
3,200	SOUTHERN COPPER CORP.	38,448	96,576
8,700	STEEL DYNAMICS, INC.	95,178	114,405
2,000	TEMPLE-INLAND, INC.	22,890	63,420
3,200	VALSPAR CORP.	68,240	124,704
2,100	VULCAN MATERIALS CO.	63,441	82,635
1,800	WALTER ENERGY, INC.	42,609	109,008
		13,285,067	17,223,431	5.18%
Telecommunication Services:
3,550	AMERICAN TOWER CORP., CLASS A(b)	164,786	213,036

See accompanying notes to the financial statements.	38	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Growth Fund
December 31, 2011

Shares	Security	Cost	Fair value (a)	Percent of net assets
Telecommunication Services (Cont’d):
128,715	AT&T, INC.	$3,085,810	3,892,341
2,600	CENTURYLINK, INC.	97,708	96,720
31,600	CLEARWIRE CORP., CLASS A(b)	78,368	61,304
4,600	CROWN CASTLE INTERNATIONAL CORP.(b)	194,396	206,080
40,100	FRONTIER COMMUNICATIONS CORP.	242,421	206,515
4,400	NII HOLDINGS, INC.(b)	133,628	93,720
5,000	TELEPHONE & DATA SYSTEMS, INC.	109,150	129,450
51,483	VERIZON COMMUNICATIONS, INC.	1,529,395	2,065,498
		5,635,662	6,964,664	2.10%
Utilities:
10,400	AES (THE) CORP.(b)	105,450	123,136
4,500	AGL RESOURCES, INC.	135,198	190,170
1,000	ALLIANT ENERGY CORP.	24,835	44,110
1,600	AMEREN CORP.	40,872	53,008
9,200	AMERICAN ELECTRIC POWER CO., INC.	289,948	380,052
36,935	AMERICAN WATER WORKS CO., INC.	905,525	1,176,749
1,888	AQUA AMERICA, INC.	32,248	41,630
33,100	BLACK HILLS CORP.	999,432	1,111,498
8,600	CALPINE CORP.(b)	57,319	140,438
5,800	CENTERPOINT ENERGY, INC.	66,308	116,522
10,200	CMS ENERGY CORP.	144,342	225,216
4,589	CONSOLIDATED EDISON, INC.	184,849	284,656
2,715	CONSTELLATION ENERGY GROUP, INC.	79,463	107,704
8,862	DOMINION RESOURCES, INC.	284,452	470,395
2,800	DTE ENERGY CO.	105,289	152,460
22,213	DUKE ENERGY CORP.	248,268	488,686
8,525	EDISON INTERNATIONAL	182,117	352,935
3,064	ENTERGY CORP.	60,101	223,825
6,500	EXELON CORP.	245,607	281,905
3,500	FIRSTENERGY CORP.	135,258	155,050
8,700	GREAT PLAINS ENERGY, INC.	157,250	189,486
37,200	HAWAIIAN ELECTRIC INDUSTRIES, INC.	827,997	985,056
800	INTEGRYS ENERGY GROUP, INC.	41,296	43,344
3,500	ITC HOLDINGS CORP.	154,844	265,580
1,500	NATIONAL FUEL GAS CO.	38,322	83,370
4,000	NEXTERA ENERGY, INC.	157,876	243,520
6,900	NISOURCE, INC.	111,901	164,289
2,600	NORTHEAST UTILITIES	64,649	93,782
5,500	NRG ENERGY, INC.(b)	108,207	99,660
1,800	NSTAR	60,859	84,528
6,200	NV ENERGY, INC.	76,954	101,370
2,400	OGE ENERGY CORP.	43,344	136,104
1,000	ONEOK, INC.	31,518	86,690
4,028	PEPCO HOLDINGS, INC.	71,539	81,768
7,700	PG&E CORP.	145,781	317,394
2,400	PINNACLE WEST CAPITAL CORP.	71,637	115,632
63,425	PNM RESOURCES, INC.	779,548	1,156,238
700	PPL CORP.	11,190	20,594
4,600	PROGRESS ENERGY, INC.	166,393	257,692
5,984	PUBLIC SERVICE ENTERPRISE GROUP, INC.	171,531	197,532
67,975	QUESTAR CORP.	1,151,883	1,349,984
4,800	SCANA CORP.	166,536	216,288
2,700	SEMPRA ENERGY	124,368	148,500
11,300	SOUTHERN (THE) CO.	258,573	523,077
7,600	TECO ENERGY, INC.	90,842	145,464
3,100	UGI CORP.	51,202	91,140
1,400	WESTAR ENERGY, INC.	25,767	40,292
4,820	WISCONSIN ENERGY CORP.	46,469	168,507
4,825	XCEL ENERGY, INC.	43,342	133,363
		9,578,499	13,660,389	4.11%
	Sub-total Common Stocks:	221,672,223	320,260,449	96.37%
Rights:
Health Care:
700	SANOFI(b)(c)	-	840
	Sub-total Rights:	-	840	0.00%

See accompanying notes to the financial statements.	39	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Growth Fund
December 31, 2011

Shares	Security	Cost	Fair value (a)	Percent of net assets
Short-Term Investments:
12,242,109	NORTHERN INSTITUTIONAL GOVERNMENT SELECT PORTFOLIO, 0.01%(e)	$12,242,109	12,242,109
	Sub-total Short-Term Investments:	12,242,109	12,242,109	3.69%
	Grand total(f)	$233,914,332	332,503,398	100.06%

Notes to Schedule of Investments:

(a)	Securities are valued in accordance with procedures described in note 2 to the financial statements.
(b)	Currently non-income producing assets.
(c)

Foreign security values are stated in U.S. dollars. As of December 31, 2011, the value of foreign stocks or depositary receipts of companies based outside of the United States represented 6.17% of net assets.

(d)	Securities are American Depositary Receipts of companies based outside of the United States representing 3.17% of net assets.
(e)

The short-term investment is a money market portfolio of the investment company, Northern Institutional Funds. At December 31, 2010, the value of the Fund’s investment in the Government Select Portfolio of the Northern Institutional Funds was approximately $24,212,191 with net sales of approximately $11,970,082 during the fiscal year ended December 31, 2011.

(f)

At December 31, 2011, the cost for Federal income tax purposes was $234,089,127. The aggregate gross unrealized appreciation and depreciation of investments in securities based on this cost were as follows:

Gross unrealized appreciation	$111,286,409
Gross unrealized depreciation	(12,872,138)
Net unrealized appreciation	$98,414,271

See accompanying notes to the financial statements.	40	(Continued)

CLEARWATER INVESTMENT TRUST

Schedule of Investments – Clearwater Growth Fund
December 31, 2011

See accompanying notes to the financial statements.	41	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Small Cap Fund
December 31, 2011

Shares	Security	Cost	Fair value (a)	Percent of net assets
Common Stocks:
Consumer Discretionary:
19,000	ARBITRON, INC.	$777,999	653,790
19,287	BELO CORP., CLASS A	103,761	121,508
71,222	BLACK DIAMOND, INC.(b)	479,975	532,028
5,072	BRAVO BRIO RESTAURANT GROUP, INC.(b)	79,887	86,985
2,733	CARIBOU COFFEE CO., INC.(b)	36,997	38,125
4,023	CEC ENTERTAINMENT, INC.	126,143	138,592
37,472	CENTURY CASINOS, INC.(b)	73,098	97,052
23,435	CHILDREN’S PLACE RETAIL STORES (THE), INC.(b)	963,477	1,244,867
47,955	COLLECTIVE BRANDS, INC.(b)	594,648	689,113
115,235	COOPER TIRE & RUBBER CO.	2,053,723	1,614,442
14,517	COST PLUS, INC.(b)	137,114	141,541
157,000	DENNY’S CORP.(b)	608,569	590,320
25,535	DGSE COS., INC.(b)	65,426	185,384
4,016	DIGITAL GENERATION, INC.(b)	47,951	47,871
167,415	ENTERCOM COMMUNICATIONS CORP., CLASS A(b)	1,264,024	1,029,602
307,810	EXIDE TECHNOLOGIES(b)	1,920,755	809,540
28,500	GAYLORD ENTERTAINMENT CO.(b)	666,790	687,990
12,474	GENESCO, INC.(b)	321,290	770,145
264,575	HANCOCK FABRICS, INC.(b)	357,610	236,795
28,500	HANESBRANDS, INC.(b)	652,515	623,010
192,181	ICONIX BRAND GROUP, INC.(b)	2,498,961	3,130,629
3,778	JOHNSON OUTDOORS, INC., CLASS A(b)	55,154	57,992
6,990	KRISPY KREME DOUGHNUTS, INC.(b)	46,120	45,715
31,000	MADISON SQUARE GARDEN (THE) CO., CLASS A(b)	599,247	887,840
152,405	MAIDENFORM BRANDS, INC.(b)	3,847,892	2,789,012
37,000	MARCUS CORP.	421,681	466,570
80,143	MCCORMICK & SCHMICK’S SEAFOOD RESTAURANTS, INC.(b)	696,050	700,450
20,500	O’CHARLEYS, INC.(b)	130,841	112,545
98,944	OUTDOOR CHANNEL HOLDINGS, INC.	617,641	738,122
37,000	PENSKE AUTOMOTIVE GROUP, INC.	723,337	712,250
6,885	PEP BOYS-MANNY, MOE & JACK	99,187	75,735
20,000	PETSMART, INC.	428,805	1,025,800
111,349	PIER 1 IMPORTS, INC.(b)	1,214,965	1,551,092
26,550	RED ROBIN GOURMET BURGERS, INC.(b)	930,372	735,435
38,659	ROCKY BRANDS, INC.(b)	324,736	348,704
8,835	RUBY TUESDAY, INC.(b)	58,393	60,962
52,000	SALLY BEAUTY HOLDINGS, INC.(b)	443,733	1,098,760
7,690	SHILOH INDUSTRIES, INC.(b)	88,974	64,442
12,047	SMITH & WESSON HOLDING CORP.(b)	34,577	52,525
28,404	STEINWAY MUSICAL INSTRUMENTS, INC.(b)	666,405	711,236
178,965	STONERIDGE, INC.(b)	1,693,295	1,508,675
10,888	SUMMER INFANT, INC.(b)	73,936	76,652
17,793	TANDY LEATHER FACTORY, INC.(b)	81,842	86,830
16,034	TUESDAY MORNING CORP.(b)	63,498	55,317
62,694	UNIVERSAL ELECTRONICS, INC.(b)	1,618,250	1,057,648
14,000	VAIL RESORTS, INC.	517,107	593,040
96,674	WMS INDUSTRIES, INC.(b)	1,856,085	1,983,750
89,057	WOLVERINE WORLD WIDE, INC.	2,652,213	3,173,992
28,000	WYNDHAM WORLDWIDE CORP.	695,522	1,059,240
		34,510,571	35,299,660	14.74%
Consumer Staples:
7,090	CENTRAL GARDEN AND PET CO.(b)	69,113	57,854
243,992	COTT CORP.(b)(c)	2,016,705	1,527,390
40,500	FLOWERS FOODS, INC.	511,723	768,690
6,521	INVENTURE FOODS, INC.(b)	25,546	24,389
21,958	OMEGA PROTEIN CORP.(b)	137,497	156,561
12,057	PANTRY (THE), INC.(b)	174,975	144,322
11,563	SENECA FOODS CORP., CLASS A(b)	264,128	298,557
30,000	SNYDERS-LANCE, INC.	663,181	675,000
96,212	SPECTRUM BRANDS HOLDINGS, INC.(b)	2,637,112	2,636,209
4,399	SUSSER HOLDINGS CORP.(b)	101,048	99,505
25,138	TREEHOUSE FOODS, INC.(b)	1,179,215	1,643,522
38,559	WINN-DIXIE STORES, INC.(b)	359,297	361,683
		8,139,540	8,393,682	3.50%

See accompanying notes to the financial statements.	42	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Small Cap Fund
December 31, 2011

Shares	Security	Cost	Fair value (a)	Percent of net assets
Energy:
30,850	BILL BARRETT CORP.(b)	$1,163,267	1,051,059
85,577	CARRIZO OIL & GAS, INC.(b)	2,595,319	2,254,954
48,975	COMPLETE PRODUCTION SERVICES, INC.(b)	1,437,051	1,643,601
11,000	CONTANGO OIL & GAS CO.(b)	487,508	639,980
43,442	CVR ENERGY, INC.(b)	992,930	813,669
11,000	DRIL-QUIP, INC.(b)	534,766	724,020
28,000	GULFPORT ENERGY CORP.(b)	896,991	824,600
37,038	MAGELLAN PETROLEUM CORP.(b)	58,406	35,853
46,000	MCDERMOTT INTERNATIONAL, INC.(b)	559,629	529,460
32,000	OASIS PETROLEUM, INC.(b)	564,228	930,880
187,435	PIONEER DRILLING CO.(b)	1,600,441	1,814,371
20,000	QEP RESOURCES, INC.	740,019	586,000
31,972	SUPERIOR ENERGY SERVICES, INC.(b)	621,168	909,284
65,689	TESCO CORP.(b)	636,398	830,309
20,063	VENOCO, INC.(b)	164,101	135,826
		13,052,222	13,723,866	5.73%
Financials:
4,398	AMERICAN SAFETY INSURANCE HOLDINGS LTD.(b)	89,930	95,656
45,410	AMTRUST FINANCIAL SERVICES, INC.	746,371	1,078,488
27,000	ARTHUR J. GALLAGHER & CO.	562,570	902,880
32,434	ASPEN INSURANCE HOLDINGS LTD.(c)	785,167	859,501
29,519	ASSOCIATED ESTATES REALTY CORP.	434,540	470,828
136,199	BANCORP (THE), INC.(b)	1,285,289	984,719
7,419	BERKSHIRE HILLS BANCORP, INC.	163,389	164,628
127,968	BRANDYWINE REALTY TRUST	1,471,142	1,215,696
33,818	BROOKLINE BANCORP, INC.	285,383	285,424
65,000	CAPITOL FEDERAL FINANCIAL, INC.	768,473	750,100
61,522	CAPLEASE, INC.(b)	112,062	248,549
35,000	CBOE HOLDINGS, INC.	848,346	905,100
73,325	CHESAPEAKE LODGING TRUST	1,170,375	1,133,604
32,680	COMMUNITY TRUST BANCORP, INC.	907,688	961,446
8,037	CREXUS INVESTMENT CORP.	83,357	83,424
50,540	DELPHI FINANCIAL GROUP, INC., CLASS A	1,147,339	2,238,922
43,905	EDUCATION REALTY TRUST, INC.(b)	325,730	449,148
3,940	EMC INSURANCE GROUP, INC.	88,020	81,046
48,000	EPOCH HOLDING CORP.	635,774	1,067,040
49,000	FIRST AMERICAN FINANCIAL CORP.	686,144	620,830
99,971	FIRST MERCHANTS CORP.	651,779	846,754
10,657	FIRST PACTRUST BANCORP, INC.	135,371	109,234
14,155	FIRST POTOMAC REALTY TRUST	135,590	184,723
54,718	FIRSTMERIT CORP.	732,885	827,883
50,000	FORESTAR GROUP, INC.(b)	940,728	756,500
2,899	GAIN CAPITAL HOLDINGS, INC.	19,202	19,423
34,617	GLADSTONE CAPITAL CORP.	267,566	264,128
19,289	HALLMARK FINANCIAL SERVICES, INC.(b)	134,431	134,830
13,499	HERITAGE FINANCIAL CORP.	167,280	169,547
48,080	HOME FEDERAL BANCORP, INC.	611,641	500,032
18,322	HOME PROPERTIES, INC.	1,011,860	1,054,798
40,566	HORACE MANN EDUCATORS CORP.	535,876	556,160
11,205	HORIZON BANCORP	100,149	195,191
14,934	HUDSON PACIFIC PROPERTIES, INC.	201,322	211,465
39,397	IBERIABANK CORP.	1,971,208	1,942,272
87,954	INVESTORS BANCORP, INC.(b)	1,204,493	1,185,620
35,719	INVESTORS CAPITAL HOLDINGS LTD.(b)	151,806	146,448
8,999	KAISER FEDERAL FINANCIAL GROUP, INC.	89,990	115,367
25,350	KITE REALTY GROUP TRUST	93,223	114,328
27,000	LEGG MASON, INC.	672,286	649,350
47,000	MANNING & NAPIER, INC.(b)	581,252	587,030
69,723	MEDICAL PROPERTIES TRUST, INC.	669,526	688,166
6,600	MIDSOUTH BANCORP, INC.	97,614	85,866
82,104	MISSION WEST PROPERTIES, INC.	596,609	740,578
20,897	NATIONAL FINANCIAL PARTNERS CORP.(b)	245,242	282,528
53,301	NATIONAL RETAIL PROPERTIES, INC.	889,297	1,406,080
154,793	NGP CAPITAL RESOURCES CO.	1,547,378	1,112,962
132,855	NORTHWEST BANCSHARES, INC.	1,365,649	1,652,716
55,000	ORITANI FINANCIAL CORP.	694,042	702,350
10,928	PACIFIC CONTINENTAL CORP.	101,008	96,713
41,657	PACWEST BANCORP	857,628	789,400

See accompanying notes to the financial statements.	43	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Small Cap Fund
December 31, 2011

Shares	Security	Cost	Fair value (a)	Percent of net assets
Financials (Cont’d):
13,111	PARK STERLING CORP.(b)	$80,326	53,493
90,553	PHOENIX (THE) COS., INC.(b)	231,406	152,129
44,982	PLATINUM UNDERWRITERS HOLDINGS LTD.(c)	1,423,961	1,534,336
42,757	PRESIDENTIAL LIFE CORP.	424,376	427,143
9,471	RENASANT CORP.	151,594	142,065
89,555	ROCKVILLE FINANCIAL, INC.	918,303	927,790
5,634	SCBT FINANCIAL CORP.	171,266	163,442
16,131	SI FINANCIAL GROUP, INC.	153,421	158,890
7,026	SOUTHSIDE BANCSHARES, INC.	140,417	152,183
3,860	STATE BANK FINANCIAL CORP.(b)	58,804	58,325
12,198	STELLARONE CORP.	175,812	138,813
19,037	SUNSTONE HOTEL INVESTORS, INC.(b)	117,092	155,152
35,000	TERRITORIAL BANCORP, INC.	553,273	691,250
49,590	TOWER BANCORP, INC.	1,152,178	1,415,299
91,990	UMPQUA HOLDINGS CORP.	1,001,674	1,139,756
13,331	UNITED FINANCIAL BANCORP, INC.	172,645	214,496
15,362	UNIVEST CORP. OF PENNSYLVANIA	256,796	224,900
20,364	URSTADT BIDDLE PROPERTIES, INC., CLASS A	349,126	368,181
52,500	VIEWPOINT FINANCIAL GROUP	669,191	683,025
108,637	WALKER & DUNLOP, INC.(b)	1,283,279	1,364,481
35,240	WALTER INVESTMENT MANAGEMENT CORP.	472,218	722,772
10,087	WASHINGTON BANKING CO.	140,436	120,136
114,520	WESTFIELD FINANCIAL, INC.	1,094,187	842,867
21,000	WINTRUST FINANCIAL CORP.	721,450	589,050
		41,984,251	45,165,445	18.86%
Health Care:
16,600	ACCESS PLANS, INC.(b)	43,346	44,156
16,391	ALPHATEC HOLDINGS, INC.(b)	43,036	28,193
42,515	AMERICAN DENTAL PARTNERS, INC.(b)	662,190	800,557
21,000	AMERISOURCEBERGEN CORP.	346,010	780,990
9,203	BIOCLINICA, INC.(b)	45,794	39,113
14,390	BIOCRYST PHARMACEUTICALS, INC.(b)	49,843	35,543
21,285	BIOSCRIP, INC.(b)	94,580	116,216
35,231	CATALYST HEALTH SOLUTIONS, INC.(b)	1,079,278	1,832,012
3,930	CRYOLIFE, INC.(b)	18,517	18,864
22,475	DGT HOLDINGS CORP.(b)	203,045	246,776
37,000	HANGER ORTHOPEDIC GROUP, INC.(b)	718,063	691,530
184,625	HEALTHSOUTH CORP.(b)	3,022,435	3,262,324
70,543	HEALTHSPRING, INC.(b)	1,160,830	3,847,415
20,886	HESKA CORP.(b)	180,903	152,468
75,915	HILL-ROM HOLDINGS, INC.	2,211,588	2,557,576
11,346	INTEGRAMED AMERICA, INC.(b)	87,872	89,066
7,890	MEDIWARE INFORMATION SYSTEMS(b)	95,279	101,150
20,377	MEDTOX SCIENTIFIC, INC.(b)	245,261	286,297
58,803	MOLINA HEALTHCARE, INC.(b)	1,103,973	1,313,071
14,476	OMNICELL, INC.(b)	208,148	239,144
52,023	ORTHOFIX INTERNATIONAL N.V.(b)(c)	1,375,561	1,832,770
41,276	PAR PHARMACEUTICAL COS., INC.(b)	1,148,885	1,350,963
22,000	PATTERSON COS., INC.	514,141	649,440
20,797	PDI, INC.(b)	139,001	134,141
10,000	PERRIGO CO.	198,386	973,000
15,203	REPLIGEN CORP.(b)	54,664	52,754
8,570	SPECTRANETICS CORP.(b)	42,102	61,875
19,530	SYNOVIS LIFE TECHNOLOGIES, INC.(b)	544,161	543,520
23,440	WEST PHARMACEUTICAL SERVICES, INC.	874,755	889,548
39,701	ZOLL MEDICAL CORP.(b)	1,058,664	2,508,309
		17,570,311	25,478,781	10.64%
Industrials:
19,000	A.O. SMITH CORP.	767,665	762,280
50,600	ACTUANT CORP., CLASS A	949,396	1,148,114
15,000	ACUITY BRANDS, INC.	533,328	795,000
326,822	AIR TRANSPORT SERVICES GROUP, INC.(b)	1,748,300	1,542,600
5,392	ASTRONICS CORP.(b)	100,603	193,087
645	ASTRONICS CORP., CLASS B(b)	13,290	23,381
55,000	AVIS BUDGET GROUP, INC.(b)	738,891	589,600
23,528	AZZ, INC.	711,539	1,069,112
32,000	BABCOCK & WILCOX (THE) CO.(b)	726,566	772,480

See accompanying notes to the financial statements.	44	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Small Cap Fund
December 31, 2011

Shares	Security	Cost	Fair value (a)	Percent of net assets
Industrials (Cont’d):
40,390	BELDEN, INC.	$1,367,193	1,344,179
11,565	BREEZE-EASTERN CORP.(b)	82,719	92,520
3,695	CASCADE CORP.	91,752	174,293
23,542	CASELLA WASTE SYSTEMS, INC., CLASS A(b)	136,225	150,669
17,079	CECO ENVIRONMENTAL CORP.	94,807	96,496
27,000	CHICAGO BRIDGE & IRON CO. N.V. (REGISTERED)(c)	486,367	1,020,600
1,894	CIRCOR INTERNATIONAL, INC.	57,607	66,877
37,000	COLFAX CORP.(b)	307,010	1,053,760
138,530	COMMERCIAL VEHICLE GROUP, INC.(b)	1,118,060	1,252,311
5,977	DUCOMMUN, INC.	96,481	76,207
2,388	DXP ENTERPRISES, INC.(b)	36,554	76,894
10,400	ENNIS, INC.	135,022	138,632
20,000	ENPRO INDUSTRIES, INC.(b)	569,233	659,600
46,750	ESCO TECHNOLOGIES, INC.	1,621,769	1,345,465
29,000	FOSTER WHEELER A.G.(b)(c)	640,562	555,060
4,709	FREIGHTCAR AMERICA, INC.(b)	73,440	98,654
11,929	GARDNER DENVER, INC.	280,338	919,249
149,529	GENCORP, INC.(b)	693,010	795,494
17,000	GENESEE & WYOMING, INC., CLASS A(b)	425,830	1,029,860
9,177	GP STRATEGIES CORP.(b)	62,336	123,706
3,779	GRAHAM CORP.	79,742	84,801
40,000	GREENBRIER COS., INC.(b)	575,947	971,200
17,417	HAWAIIAN HOLDINGS, INC.(b)	93,239	101,019
106,820	ICF INTERNATIONAL, INC.(b)	2,465,249	2,647,000
949	ITEX CORP.	2,866	3,749
35,000	ITT CORP.	698,010	676,550
42,000	JOHN BEAN TECHNOLOGIES CORP.	552,164	645,540
11,000	JOY GLOBAL, INC.	420,752	824,670
16,000	KANSAS CITY SOUTHERN(b)	341,149	1,088,160
24,500	L.B. FOSTER CO., CLASS A	563,464	693,105
15,259	LYDALL, INC.(b)	115,269	144,808
24,000	MACQUARIE INFRASTRUCTURE CO. LLC	652,272	670,800
61,000	MANITOWOC (THE) CO., INC.	590,803	560,590
73,247	METALICO, INC.(b)	434,718	240,983
19,536	MIDDLEBY CORP.(b)	901,946	1,837,165
7,000	NATIONAL PRESTO INDUSTRIES, INC.	771,050	655,200
29,388	REGAL-BELOIT CORP.	1,474,802	1,497,906
7,083	SAIA, INC.(b)	96,623	88,396
8,109	SL INDUSTRIES, INC.(b)	92,589	131,366
14,000	SNAP-ON, INC.	638,880	708,680
32,478	SPARTON CORP.(b)	189,051	282,559
10,254	STANDEX INTERNATIONAL CORP.	244,335	350,379
33,552	TELEDYNE TECHNOLOGIES, INC.(b)	1,390,730	1,840,327
35,569	TENNANT CO.	1,320,740	1,382,567
13,500	THOMAS & BETTS CORP.(b)	602,790	737,100
70,640	TRIUMPH GROUP, INC.	3,063,462	4,128,908
7,658	TWIN DISC, INC.	248,307	278,138
13,071	US ECOLOGY, INC.	221,482	245,473
7,283	VSE CORP.	199,049	176,831
22,662	WABTEC CORP.	708,688	1,585,207
56,650	WCA WASTE CORP.(b)	363,693	368,791
36,949	WOODWARD, INC.	1,047,233	1,512,323
		35,826,987	45,126,471	18.84%
Information Technology:
30,560	ACTUATE CORP.(b)	156,154	179,082
35,243	ADTRAN, INC.	1,241,668	1,062,929
99,523	ANAREN, INC.(b)	1,194,828	1,654,072
69,077	ANCESTRY.COM, INC.(b)	1,560,973	1,586,008
47,856	ATS CORP.(b)	204,101	149,311
126,517	BRIDGELINE DIGITAL, INC.(b)	177,249	75,910
32,000	BROADRIDGE FINANCIAL SOLUTIONS, INC.	543,517	721,600
31,284	CALAMP CORP.(b)	99,494	132,957
5,018	CALIX, INC.(b)	42,580	32,466
38,436	CAMTEK LTD.(b)(c)	97,346	67,263
1,946	CHECKPOINT SYSTEMS, INC.(b)	23,078	21,289
66,440	COGNEX CORP.	2,009,628	2,377,888
13,879	COMMTOUCH SOFTWARE LTD.(b)(c)	50,171	45,107

See accompanying notes to the financial statements.	45	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Small Cap Fund
December 31, 2011

Shares	Security	Cost	Fair value (a)	Percent of net assets
Information Technology (Cont’d):
56,734	COMTECH TELECOMMUNICATIONS CORP.	$1,370,017	1,623,727
6,336	CRAY, INC.(b)	35,888	40,994
8,128	CRYPTOLOGIC LTD.(b)(c)	19,152	19,263
125,961	DDI CORP.	1,140,044	1,175,216
50,572	DYNAMICS RESEARCH CORP.(b)	374,862	573,486
6,807	DYNASIL CORP. OF AMERICA(b)	11,077	11,844
9,557	EASYLINK SERVICES INTERNATIONAL CORP., CLASS A(b)	31,498	38,037
353,778	ENTROPIC COMMUNICATIONS, INC.(b)	3,066,734	1,807,806
33,058	EVOLVING SYSTEMS, INC.	239,600	247,604
17,411	EXAR CORP.(b)	109,732	113,172
37,417	FRANKLIN WIRELESS CORP.(b)	96,203	56,126
8,280	FREQUENCY ELECTRONICS, INC.(b)	46,669	63,425
35,629	GILAT SATELLITE NETWORKS LTD.(b)(c)	137,783	140,735
71,869	GLOBAL CASH ACCESS HOLDINGS, INC.(b)	206,558	319,817
20,987	GLOBECOMM SYSTEMS, INC.(b)	271,810	287,102
197,287	GSI GROUP, INC.(b)	2,325,099	2,018,246
32,277	HACKETT GROUP (THE), INC.(b)	124,944	120,716
50,728	INX, INC.(b)	441,842	443,870
168,559	LOOKSMART LTD.(b)	195,677	217,441
7,306	LTX-CREDENCE CORP.(b)	51,713	39,087
50,295	MAGMA DESIGN AUTOMATION, INC.(b)	362,627	361,118
33,341	MERCURY COMPUTER SYSTEMS, INC.(b)	337,086	443,102
8,502	METHODE ELECTRONICS, INC.	91,863	70,482
28,145	MICRONETICS, INC.(b)	144,631	221,783
30,665	MKS INSTRUMENTS, INC.	784,846	853,100
30,433	MODUSLINK GLOBAL SOLUTIONS, INC.	124,478	164,338
41,800	NAPCO SECURITY TECHNOLOGIES, INC.(b)	68,377	104,082
47,791	NETGEAR, INC.(b)	1,507,745	1,604,344
116,854	NEWPORT CORP.(b)	2,042,626	1,590,383
7,871	NOVA MEASURING INSTRUMENTS LTD.(b)(c)	45,313	58,009
64,836	ONLINE RESOURCES CORP.(b)	404,222	156,903
5,112	OPLINK COMMUNICATIONS, INC.(b)	94,868	84,195
13,869	OSI SYSTEMS, INC.(b)	423,506	676,530
96,576	QUEST SOFTWARE, INC.(b)	1,896,793	1,796,314
6,310	REIS, INC.(b)	56,260	57,547
184,563	RF MICRO DEVICES, INC.(b)	989,679	996,640
166,156	SANMINA-SCI CORP.(b)	1,766,562	1,546,912
33,870	SELECTICA, INC.(b)	195,859	103,981
31,879	STEEL EXCEL, INC.(b)	954,155	765,096
3,551	SUPER MICRO COMPUTER, INC.(b)	56,321	55,680
27,294	SUPPORT.COM, INC.(b)	57,411	61,411
48,814	SWK HOLDINGS CORP.(b)	35,146	40,027
94,271	SYNNEX CORP.(b)	2,664,833	2,871,495
20,569	THESTREET, INC.	43,058	34,556
107,274	TIER TECHNOLOGIES, INC.(b)	702,933	467,715
48,154	TNS, INC.(b)	1,042,760	853,289
75,145	VALUECLICK, INC.(b)	1,136,300	1,224,112
6,208	VISHAY PRECISION GROUP, INC.(b)	104,800	99,204
8,681	WEB.COM GROUP, INC.(b)	60,802	99,397
16,064	WESTELL TECHNOLOGIES, INC., CLASS A(b)	36,465	35,662
17,000	WRIGHT EXPRESS CORP.(b)	463,372	922,760
9,414	ZIX CORP.(b)	23,225	26,547
3,740	ZYGO CORP.(b)	44,630	66,011
		36,461,241	35,976,321	15.02%
Materials:
1,360	A. SCHULMAN, INC.	28,428	28,805
17,000	APTARGROUP, INC.	711,338	886,890
15,000	ASHLAND, INC.	551,175	857,400
11,584	CORE MOLDING TECHNOLOGIES, INC.(b)	104,158	93,367
11,500	DELTIC TIMBER CORP.	546,288	694,485
30,831	HANDY & HARMAN LTD.(b)	154,151	305,227
35,138	INNOPHOS HOLDINGS, INC.	1,433,464	1,706,301
77,588	INNOSPEC, INC.(b)	2,039,897	2,177,895
20,000	KAPSTONE PAPER AND PACKAGING CORP.(b)	145,550	314,800
35,468	KOPPERS HOLDINGS, INC.	948,784	1,218,680
25,504	LANDEC CORP.(b)	159,001	140,782
33,291	LSB INDUSTRIES, INC.(b)	1,154,470	933,147
41,458	QUAKER CHEMICAL CORP.	1,257,063	1,612,302

See accompanying notes to the financial statements.	46	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Small Cap Fund
December 31, 2011

Shares	Security	Cost	Fair value (a)	Percent of net assets
Materials (Cont’d):
38,947	ROCK-TENN CO., CLASS A	$1,257,230	2,247,242
22,138	STEPAN CO.	1,614,755	1,774,582
9,466	SYNALLOY CORP.	114,118	97,216
38,819	US ANTIMONY CORP.(b)	37,871	93,166
19,000	W.R. GRACE & CO.(b)	465,151	872,480
7,000	WALTER ENERGY, INC.	622,023	423,920
42,000	ZEP, INC.	601,828	587,160
		13,946,743	17,065,847	7.13%
Utilities:
39,680	ALLETE, INC.	1,376,905	1,665,766
20,138	CENTRAL VERMONT PUBLIC SERVICE CORP.	705,711	706,844
4,161	CHESAPEAKE UTILITIES CORP.	167,910	180,379
19,000	CLECO CORP.	470,134	723,900
15,569	CONSOLIDATED WATER CO. LTD.(c)	127,024	133,582
13,500	ITC HOLDINGS CORP.	616,005	1,024,380
7,844	MIDDLESEX WATER CO.	140,859	146,369
28,746	PENNICHUCK CORP.	823,310	828,747
68,062	PORTLAND GENERAL ELECTRIC CO.	1,471,447	1,721,288
39,000	QUESTAR CORP.	663,326	774,540
21,675	SOUTHWEST GAS CORP.	539,056	920,971
32,492	UIL HOLDINGS CORP.	973,417	1,149,242
12,795	UNITIL CORP.	278,132	363,122
20,600	WESTAR ENERGY, INC.	562,203	592,868
		8,915,439	10,931,998	4.56%
	Sub-total Common Stocks:	210,407,305	237,162,071	99.02%
Short-Term Investments:
1,896,952	NORTHERN INSTITUTIONAL GOVERNMENT SELECT PORTFOLIO, 0.01%(d)	1,896,952	1,896,952
	Sub-total Short-Term Investments:	1,896,952	1,896,952	0.79%
	Grand total(e)	$212,304,257	239,059,023	99.81%

Notes to Schedule of Investments:

(a)	Securities are valued in accordance with procedures described in note 2 to the financial statements.
(b)	Currently non-income producing assets.
(c)

Foreign security values are stated in U.S. dollars. As of December 31, 2011, the value of foreign stocks or depositary receipts of companies based outside of the United States represented 3.25% of net assets.

(d)

The short-term investment is a money market portfolio of the investment company, Northern Institutional Funds. At December 31, 2010, the value of the Fund’s investment in the Government Select Portfolio of the Northern Institutional Funds was approximately $5,133,720 with net sales of approximately $3,236,768 during the fiscal year ended December 31, 2011.

(e)

At December 31, 2011, the cost for Federal income tax purposes was $212,334,630. The aggregate gross unrealized appreciation and depreciation of investments in securities based on this cost were as follows:

Gross unrealized appreciation	$40,164,908
Gross unrealized depreciation	(13,440,515)
Net unrealized appreciation	$26,724,393

See accompanying notes to the financial statements.	47	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments – Clearwater Small Cap Fund
December 31, 2011

See accompanying notes to the financial statements.	48	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Tax-Exempt Bond Fund
December 31, 2011

Par/Shares	Security	Maturity date	Coupon rate	Cost	Fair value(a)	Percent of net assets
Closed-End Funds:
47,200	AMERICAN MUNI INCOME PT			$554,976	686,760
208,600	BLACKROCK LNG-TM MUN ADV			2,133,992	2,434,362
35,600	BLACKROCK MUN INC TRUST			373,567	541,476
18,200	BLACKROCK MUNI BOND TRUST			169,379	286,104
186,000	BLACKROCK MUNIHOLDINGS QU			2,175,942	2,717,460
59,500	BLACKROCK MUNIHOLDINGS QU			749,861	850,850
71,200	BLACKROCK MUNIYIELD INVES			905,807	1,045,928
81,800	BLACKROCK MUNIYIELD MI QU			981,525	1,213,094
76,179	BLACKROCK MUNIYIELD MI QU			1,014,103	1,179,251
54,700	BLACKROCK MUNIYIELD PENNS			774,527	863,713
28,100	BLACKROCK MUNIYIELD QUAL			333,747	384,970
78,300	BLACKROCK MUNIYIELD QUALI			1,032,557	1,107,162
21,837	BLACKROCK MUNIYIELD QUALI			275,930	314,671
12,500	DREYFUS STRATEGIC MUNI BD			68,613	108,500
209,000	DWS MUNICIPAL INCOME TRUS			2,278,136	2,884,200
1,000	EATON VANCE CAL MUNI BOND			8,280	12,820
66,800	EATON VANCE CALI MUN BOND			744,489	865,060
1,100	EATON VANCE MICHI MUNI BN			15,510	16,005
26,905	EATON VANCE MUNICIPAL INC			286,929	343,039
68,200	INVESCO MUNICIPAL PREMIUM			515,130	607,662
101,881	INVESCO QUALITY MUNI INC			1,164,128	1,369,281
95,900	INVESCO QUALITY MUNI INV			1,173,337	1,361,780
124,300	INVESCO VAN KAMPEN AD MIT			1,443,464	1,548,778
94,239	INVESCO VAN KAMPEN PENN V			1,240,054	1,338,194
37,800	INVESCO VAN KAMPEN S S MN			398,849	480,438
74,277	INVESCO VAN KAMPEN TRUST			1,042,890	1,112,670
83,800	INVESCO VAN KAMPEN TRUST			954,508	1,277,950
56,248	MANAGED DURATION INVESTME			714,557	838,095
6,500	MFS HIGH INCOME MUNICIPAL			23,108	34,710
10,299	NEUBERGER BERMAN INTMD MU			126,917	163,651
31,103	NUVEEN CAL INV QUAL MUNI			373,215	457,214
13,700	NUVEEN CAL MUNI MKT OPPOR			157,825	200,568
42,560	NUVEEN DIVIDEND ADV MUNI			523,323	626,058
13,500	NUVEEN DIVIDEND ADVANTAGE			181,771	203,175
41,700	NUVEEN DVD ADVANTAGE MUNI			475,800	607,152
4,800	NUVEEN MA PREMIUM INC MUN			65,734	70,128
30,600	NUVEEN MI PREMIUM INC MUN			404,605	431,766
44,600	NUVEEN MUNI ADVANTAGE FUN			522,316	654,728
15,500	NUVEEN NJ INV QUAL MUNI F			211,528	221,185
10,100	NUVEEN PA DVD ADV MUNI FD			127,549	141,703
48,500	NUVEEN PENN INV QUAL MUNI			673,352	734,290
27,100	NUVEEN PREMIER MUNI INC F			367,653	401,351
238,709	NUVEEN PREMIUM INC MUNI F			3,273,534	3,561,538
216,190	PUTNAM MUNI OPPORTUNITIES			2,450,699	2,652,651
12,700	WESTERN ASSET INTERMEDIAT			111,045	124,460
22,000	WESTERN ASSET MANAGED MUN			240,488	295,020
48,606	WESTERN ASSET MUNICIPAL P			620,291	746,588
	Sub-total Closed-End Funds:			34,455,540	40,118,209	7.73%
Municipal Bonds:
1,500,000	ABAG CA FIN AUTH FOR NONPROFIT CORPS	7/1/2037	5.75	1,441,935	1,541,925
750,000	ABAG CA FIN AUTH FOR NONPROFIT CORPS	9/1/2037	6.00	745,092	787,110
650,000	ABAG CA FIN AUTH FOR NONPROFIT CORPS COPS	11/1/2029	6.20	633,848	645,775
2,500,000	ACALANES CA UNION HIGH SCH DIST(b)	8/1/2039	4.68	1,102,342	1,305,125
1,500,000	AGUA CALIENTE CA BAND OF CAHUILLA INDIANS REVENUE (c)	7/1/2018	6.00	1,472,275	1,430,355
1,240,000	ALABAMA ST HSG FIN AUTH SF MTGE REVENUE	10/1/2028	5.25	1,240,000	1,305,150
580,000	ALABAMA ST HSG FIN AUTH SF MTGE REVENUE	4/1/2038	4.50	434,794	575,546
1,250,000	ALACHUA CNTY FL HLTH FACS AUTH	11/15/2016	7.12	1,250,000	1,254,300
500,000	ALAMEDA CA CORRIDOR TRANSPRTN AUTH	10/1/2021	5.25	495,878	500,455

See accompanying notes to the financial statements.	49	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Tax-Exempt Bond Fund
December 31, 2011

Par/Shares	Security	Maturity date	Coupon rate	Cost	Fair value(a)	Percent of net assets
Municipal Bonds (Cont’d):
500,000	ALAMEDA CA CORRIDOR TRANSPRTN AUTH(b)	10/1/2024	1.60	$415,941	472,685
1,500,000	ALASKA ST HSG FIN CORP	6/1/2032	5.25	1,289,534	1,511,175
2,000,000	ALASKA ST HSG FIN CORP	12/1/2034	5.25	2,005,035	2,063,220
370,000	ALASKA ST HSG FIN CORP HOME MTGE REVENUE	12/1/2033	5.45	370,000	387,290
895,000	ALASKA ST HSG FIN CORP HOME MTGE REVENUE	12/1/2034	5.25	892,554	931,256
500,000	ALASKA ST HSG FIN CORP MTGE REVENUE	12/1/2040	4.63	495,098	500,310
350,000	ALASKA ST INDL DEV & EXPORT AUTH CMNTY PROVIDER REVENUE (d)(e)	12/1/2010	5.40	350,000	237,380
240,000	ALBANY NY INDL DEV AGY (d)	5/1/2016	6.50	240,000	55,205
1,025,000	ALISAL CA UNION SCH DIST(b)	8/1/2025	10.55	472,721	526,788
965,000	ALLEGHENY CNTY PA INDL DEV AUTH CHRT SCH REVENUE	8/15/2026	5.90	965,000	939,148
480,000	ALLEGHENY CNTY PA INDL DEV AUTH CHRT SCH REVENUE	8/15/2026	5.90	404,145	476,251
1,000,000	ALPHARETTA GA DEV AUTH EDLFACS REV	7/1/2031	6.25	972,473	949,330
1,000,000	ALVORD CA UNIF SCH DIST(b)	8/1/2046	5.63	341,631	451,880
988,705	ARIZONA ST HLTH FACS AUTH (e)	7/1/2027	5.25	959,699	907,374
2,000,000	ARLINGTON TX HGR EDU FIN CORP EDU REVENUE	8/15/2028	7.00	1,949,530	1,984,280
995,000	ARLINGTON TX SPL OBLIG	8/15/2034	5.00	1,048,974	1,035,646
500,000	ATLANTA GA ARPT REVENUE	1/1/2030	6.00	519,745	589,890
1,000,000	ATLANTA GA TAX ALLOCATION	1/1/2030	5.60	926,289	1,006,940
1,500,000	ATLANTA GA WTR & WSTWTR REVENUE	11/1/2039	5.00	1,498,510	1,502,295
630,000	AUSTIN CONVENTION ENTERPRISES INC TX CONVENTION CENTER (c)	1/1/2012	6.00	630,000	630,006
1,500,000	AUSTIN CONVENTION ENTERPRISES INC TX CONVENTION CENTER	1/1/2016	5.25	1,481,334	1,484,895
1,500,000	BAY CNTY FL EDUCTNL FACS REVENUE	9/1/2030	5.25	1,376,764	1,355,835
750,000	BERKS CNTY PA MUNI AUTH	3/1/2028	5.00	751,903	750,480
1,000,000	BEXAR CNTY TX HLTH FACS DEV CORP	7/1/2030	5.88	984,569	1,025,200
500,000	BEXAR CNTY TX HSG FIN CORP	1/1/2021	5.70	449,291	490,020
445,000	BEXAR CNTY TX HSG FIN CORP (d)	9/15/2021	8.75	445,000	313,240
250,000	BEXAR CNTY TX HSG FIN CORP	12/1/2021	6.50	254,793	225,265
805,000	BEXAR CNTY TX HSG FIN CORP (d)	4/1/2030	9.00	802,520	159,036
600,000	BEXAR CNTY TX HSG FIN CORP	8/1/2030	6.10	520,479	569,142
365,000	BEXAR CNTY TX HSG FIN CORP	8/1/2030	8.13	352,720	331,095
1,005,000	BEXAR CNTY TX HSG FIN CORP (d)	6/1/2031	10.50	1,005,000	200,930
885,000	BEXAR CNTY TX HSG FIN CORP	12/1/2036	9.25	863,905	585,295
500,000	BOONE CNTY MO HOSP REVENUE	8/1/2028	5.75	513,739	529,420
700,000	BOSTON MA REVENUE	10/1/2031	6.13	700,810	714,896
750,000	BOWLING GREEN OH STUDENT HSG REVENUE	6/1/2031	5.75	718,861	751,942
500,000	BRAZOS CNTY TX HLTH FACS DEV CORP	1/1/2033	5.50	504,337	507,085
1,000,000	BREA CA REDEV AGY(b)	8/1/2029	13.50	298,102	298,820
135,000	BRIDGEVILLE DE SPL OBLIG	7/1/2035	5.13	135,000	97,671
890,000	BUCKEYE OH TOBACCO SETTLEMENT FING AUTH	6/1/2024	5.13	857,967	677,486
1,000,000	BUTLER CNTY OH HOSP FACS	4/1/2036	6.38	1,040,596	1,098,440

See accompanying notes to the financial statements.	50	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Tax-Exempt Bond Fund
December 31, 2011

Par/Shares	Security	Maturity date	Coupon rate	Cost	Fair value(a)	Percent of net assets
Municipal Bonds (Cont’d):
395,000	BUTLER CNTY PA GEN AUTH REVENUE	10/1/2034	1.09	$395,000	240,172
125,000	CALIFORNIA CNTY CA TOBACCO SECURITIZATION AGY TOBACCO SETTLE	6/1/2021	4.50	123,769	110,495
500,000	CALIFORNIA CNTY CA TOBACCO SECURITIZATION AGY TOBACCO SETTLE	6/1/2036	5.00	495,120	334,965
145,000	CALIFORNIA ST CMNTY HSG FIN AGY LEASE REVENUE (d)	8/1/2012	4.65	144,935	72,499
385,000	CALIFORNIA ST CMNTY HSG FIN AGY LEASE REVENUE (d)	11/1/2012	4.85	383,286	192,496
750,000	CALIFORNIA ST HLTH FACS FING AUTH REVENUE	8/15/2033	5.50	765,086	785,918
1,000,000	CALIFORNIA ST HSG FIN AGY REVENUE	8/1/2033	5.45	926,651	977,620
750,000	CALIFORNIA ST HSG FIN AGY REVENUE	8/1/2038	5.50	753,886	708,030
1,000,000	CALIFORNIA ST INFRASTRUCTURE & ECON DEV BANK REVENUE	2/1/2030	6.00	1,009,201	1,074,010
500,000	CALIFORNIA ST INFRASTRUCTURE & ECON DEV BANK ST SCH FUND APP	8/15/2029	5.75	504,798	534,045
570,000	CALIFORNIA ST MUNI FIN AUTH CHRT SCH LEASE REVENUE	9/1/2022	5.50	574,864	556,485
750,000	CALIFORNIA ST MUNI FIN AUTH EDUCTNL REVENUE	6/1/2026	5.25	743,891	669,525
500,000	CALIFORNIA ST MUNI FIN AUTH REVENUE	5/1/2025	6.88	498,902	549,120
500,000	CALIFORNIA ST MUNI FIN AUTH REVENUE	1/1/2033	5.75	514,140	523,620
1,500,000	CALIFORNIA ST SCH FACS FING AUTH REVENUE (b)	8/1/2029	2.42	1,058,204	1,275,330
1,000,000	CALIFORNIA ST STWD CMNTYS DEV AUTH	8/15/2028	5.50	1,002,094	1,008,560
1,000,000	CALIFORNIA ST STWD CMNTYS DEV AUTH	11/1/2032	5.50	1,002,398	1,006,410
200,000	CALIFORNIA ST STWD CMNTYS DEV AUTH	4/20/2036	7.00	200,000	210,326
400,000	CALIFORNIA ST STWD CMNTYS DEV AUTH COPS	8/15/2031	5.50	372,766	400,272
590,000	CALIFORNIA ST STWD CMNTYS DEV AUTH MF	11/20/2036	6.15	615,903	613,063
1,335,000	CALIFORNIA ST STWD CMNTYS DEV AUTH REVENUE	1/1/2016	5.25	1,328,990	1,345,533
700,000	CALIFORNIA ST STWD CMNTYS DEV AUTH REVENUE	6/1/2017	5.40	698,352	708,155
1,500,000	CALIFORNIA ST STWD CMNTYS DEV AUTH REVENUE	1/1/2021	6.00	1,500,000	1,540,155
1,000,000	CALIFORNIA ST STWD CMNTYS DEV AUTH REVENUE	11/1/2021	6.50	1,000,000	1,083,790
750,000	CALIFORNIA ST STWD CMNTYS DEV AUTH SCH FAC REVENUE	7/1/2020	5.00	709,864	751,312
850,000	CALIFORNIA ST STWD CMNTYS DEV AUTH SCH FAC REVENUE	7/1/2031	6.75	850,000	863,982
750,000	CALIFORNIA ST STWD CMNTYS DEVAUTH MFH REVENUE	7/15/2032	4.70	750,000	764,790
210,000	CAMERON TX EDU CORP REVENUE	8/15/2021	5.00	168,462	191,354
255,000	CAPITAL TRUST AGY FL MF REVENUE (d)	6/1/2013	4.75	255,000	145,360
750,000	CAPITAL TRUST AGY FL MF REVENUE (d)	6/1/2038	5.88	762,053	427,530
1,000,000	CARLSBAD CA UNIF SCH DIST(b)	8/1/2031	4.17	552,128	651,700
1,093,055	CARLSBAD NM INDL DEV REVENUE (e)	4/15/2021	5.75	1,118,851	990,330

See accompanying notes to the financial statements.	51	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Tax-Exempt Bond Fund
December 31, 2011

Par/Shares	Security	Maturity date	Coupon rate	Cost	Fair value(a)	Percent of net assets
Municipal Bonds (Cont’d):
500,000	CEDAR FALLS IA CMNTY SCH DIST SCH INFRASTRUCTURE SALES SVCS	6/1/2027	5.38	$498,685	541,740
1,000,000	CENTER CA UNIF SCH DIST (b)	8/1/2031	12.90	318,457	295,170
1,000,000	CENTRL BRADFORD PROGRESS AUTH PA	12/1/2031	5.50	1,038,629	1,073,470
500,000	CENTRL TX REGL MOBILITY AUTH REVENUE	1/1/2031	5.75	495,436	507,790
595,000	CHANDLER PARK ACADEMY MI PUBLIC SCH ACADEMY REVENUE	11/1/2022	5.00	449,385	562,085
1,000,000	CHAUTAUQUA CNTY NY CAPITAL RESOURCE CORP REVENUE	11/15/2016	6.75	979,641	1,044,060
275,000	CHESTERFIELD CNTY VA INDL DEV AUTH MF REVENUE	7/1/2019	5.20	258,381	275,468
500,000	CHICAGO IL	1/1/2035	5.25	513,761	523,735
10,000	CHICAGO IL MET HSG DEV CORP	7/1/2022	6.85	10,000	10,023
500,000	CITIZEN POTAWATOMI NATION OK SENIOR OBLG TAX REVENUE	9/1/2016	6.50	500,000	481,220
250,000	CLARK CNTY NV ECON DEV REVENUE	5/15/2033	5.38	252,406	252,638
455,000	CLARK CNTY NV IMPT DIST	2/1/2019	5.00	456,254	427,272
355,000	CLEARWATER FL HSG AUTH	5/1/2024	5.35	264,442	322,652
720,000	CLIFTON TX HGR EDU FIN CORP EDU REVENUE	2/15/2018	7.75	711,351	782,374
500,000	CLIFTON TX HGR EDU FIN CORP EDU REVENUE	8/15/2031	5.50	482,512	505,175
1,000,000	CMNTY MEMORIAL HOSP DIST MO HOSP REVENUE	12/1/2034	6.68	885,979	1,074,070
295,000	COLLIER CNTY FL HSG FIN AUTH MF HSG REVENUE	8/15/2015	5.25	294,374	296,012
750,000	COLLIER CNTY FL INDL DEV AUTH	10/1/2039	6.25	735,458	790,845
1,500,000	COLORADO ST EDUCTNL & CULTURAL FACS AUTH INDEP SCH REVENUE	5/1/2030	6.00	1,459,260	1,512,570
835,000	COLORADO ST EDUCTNL & CULTURAL FACS AUTH REVENUE	11/15/2028	6.75	835,000	936,594
2,810,670	COLORADO ST EDUCTNL & CULTURAL FACS AUTH REVENUE	11/15/2028	6.75	2,810,670	2,973,633
1,000,000	COLORADO ST EDUCTNL & CULTURAL FACS AUTH REVENUE	6/1/2033	5.50	975,366	1,028,280
1,000,000	COLORADO ST EDUCTNL & CULTURAL FACS AUTH REVENUE	7/1/2034	5.60	993,591	1,000,000
350,000	COLORADO ST EDUCTNL & CULTURAL FACS AUTH REVENUE	12/1/2039	5.13	330,884	349,727
865,000	COLORADO ST HSG & FIN AUTH	10/1/2029	5.40	865,000	912,333
790,000	COLORADO ST HSG & FIN AUTH	11/1/2029	5.50	790,000	808,257
625,000	COLORADO ST HSG FIN AUTH SF MTGE REVENUE	11/1/2034	5.00	625,043	640,988
1,000,000	COLTON CA JT UNIF SCH DIST (b)	8/1/2035	3.46	554,467	597,250
1,250,000	CONNECTICUT ST DEV AUTH POLL CONTROL REVENUE	9/1/2028	5.85	1,254,702	1,254,900
1,000,000	CONNECTICUT ST HSG FIN AUTH	11/15/2035	4.75	1,000,000	1,021,700

See accompanying notes to the financial statements.	52	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Tax-Exempt Bond Fund
December 31, 2011

Par/Shares	Security	Maturity date	Coupon rate	Cost	Fair value(a)	Percent of net assets
Municipal Bonds (Cont’d):
1,000,000	CONNECTICUT ST HSG FIN AUTH	11/15/2041	4.63	$995,002	1,004,710
500,000	CONNECTICUT ST HSG FIN AUTH	11/15/2041	5.00	500,000	515,950
375,000	CONNERTON W FL CDD CAPITAL IMPT REVENUE (d)	5/1/2016	5.13	374,540	150,506
500,000	COOK CNTY IL SCH DIST #83	6/1/2031	5.38	489,666	543,435
1,105,000	CORONA-NORCO CA UNIF SCH DIST (b)	8/1/2039	2.24	687,438	932,344
637,000	CORTLAND IL SPL TAX REVENUE	3/1/2017	5.50	633,485	392,456
790,000	CROW FIN AUTH MT TRIBAL PURPOSE REVENUE	10/1/2017	5.65	764,478	792,425
1,000,000	CULLMAN CNTY AL HLTH CARE AUTH	2/1/2023	6.25	980,369	986,200
500,000	CUYAHOGA CNTY OH HSG MTGE REVENUE	3/20/2042	5.70	513,301	532,640
3,287,000	DALLAS TX HSG FIN CORP	10/20/2032	6.75	3,262,541	3,357,769
2,000,000	DAMON RUN IN CONSERVANCY DIST	7/1/2025	6.10	2,042,076	2,160,880
1,000,000	DAMON RUN IN CONSERVANCY DIST	1/1/2027	6.38	1,016,310	1,084,500
500,000	DAVIESS CNTY IN HOSP ASSN LEASE RENTAL REVENUE	1/15/2029	5.25	488,949	530,645
1,000,000	DE KALB CNTY GA HOSP AUTH	9/1/2030	6.00	970,993	1,053,040
1,000,000	DEKALB/KANE/LA SALLE CNTYS IL CMNTY CLG DIST #523(b)	2/1/2029	11.72	343,079	384,040
500,000	DELAWARE RIVER NJ PORT AUTH	1/1/2022	5.70	500,000	501,180
440,000	DELAWARE ST HSG AUTH REVENUE	7/1/2031	5.20	440,000	460,112
147,417	DENHAM SPRINGS-LIVINGSTON LA HSG & MTGE FIN AUTH	11/1/2040	5.00	152,576	152,585
500,000	DETROIT LAKES MN HSG & HLTH FACS REVENUE	8/1/2034	2.39	500,000	482,385
500,000	DINUBA CA FING AUTH LEASE REVENUE	9/1/2038	5.38	494,738	454,325
1,105,000	DIRECTOR OF THE ST OF NEVADA DEPT OF BUSINESS & INDUSTRY (d)	11/15/2014	6.00	1,097,305	595,264
500,000	DIST OF COLUMBIA HSG FIN AGY MF HSG REVENUE	7/1/2033	5.45	500,000	523,015
1,000,000	DIST OF COLUMBIA HSG FIN AGY MF HSG REVENUE	6/1/2040	4.90	1,000,000	1,004,800
1,000,000	DIST OF COLUMBIA HSG FIN AGY MF HSG REVENUE	6/1/2041	5.00	1,000,000	1,010,880
500,000	DISTRICT OF COLUMBIA REVENUE	6/1/2026	5.00	506,843	443,760
3,000,000	DUBLIN CA UNIF SCH DIST (b)	8/1/2034	15.06	726,437	732,660
225,000	E BATON ROUGE LA MTGE FIN AUTH SF REVENUE	10/1/2034	5.00	225,000	232,162
550,000	E CHICAGO IN REDEV COMMISSION LAKE FRONT REDEV AREA TAX	7/15/2014	5.00	550,000	548,559
565,000	E CHICAGO IN REDEV COMMISSION LAKE FRONT REDEV AREA TAX	1/15/2015	5.25	565,000	562,011
500,000	E-470 CO PUBLIC HIGHWAY AUTH	9/1/2024	5.50	504,267	512,795
945,000	EAST POINT GA	2/1/2026	8.00	987,073	951,483
800,000	EDEN PRAIRIE MN MF HSG REVENUE	2/20/2043	6.20	837,132	840,792
2,045,000	EDEN TWP CA HOSP DIST COPS	6/1/2030	6.00	2,022,422	2,084,100
750,000	EL PASO DE ROBLES CA REDEV AGY TAX ALLOCATION REVENUE	7/1/2033	6.38	741,731	825,675
705,268	EL PASO TX HSG FIN CORP	4/1/2033	6.18	730,093	736,131
500,000	ELKHART CNTY IN HOSP AUTH	8/15/2020	5.25	500,000	500,670

See accompanying notes to the financial statements.	53	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Tax-Exempt Bond Fund
December 31, 2011

Par/Shares	Security	Maturity date	Coupon rate	Cost	Fair value(a)	Percent of net assets
Municipal Bonds (Cont’d):
2,000,000	EMERY CNTY UT POLL CONTROL REVENUE	11/1/2023	5.65	$2,000,000	2,001,580
1,000,000	ENCINITAS CA UNION SCH DIST(b)	8/1/2035	4.54	488,850	621,020
1,155,000	ENTERPRISE CA ELEM SCH DIST (b)	8/1/2035	3.73	618,412	695,206
1,000,000	ERIE CNTY PA HOSP AUTH	7/1/2027	7.00	1,000,000	1,023,580
500,000	ESTHERVILLE IA HOSP REVENUE	7/1/2020	6.30	501,268	503,370
500,000	FAIRFAX CNTY VA REDEV & HSG AUTH MF REVENUE	8/1/2039	5.60	500,000	529,390
239,000	FARMS NEW KENT VA CMNTY DEV AUTH SPL ASSMNT	3/1/2036	5.13	239,000	144,585
1,000,000	FESTIVAL RANCH AZ CMNTY FACS DIST	7/15/2024	6.25	1,014,946	1,075,040
315,000	FIDDLERS CREEK FL CDD #2 SPL ASSMNT REVENUE (d)	5/1/2013	5.75	314,118	165,186
850,000	FLAGSTAFF AZ INDL DEV AUTH	7/1/2022	5.50	786,001	791,528
250,000	FLORIDA ST HGR EDUCTNL FACS FINANCIAL AUTH REVENUE	7/1/2032	5.38	252,960	265,132
500,000	FLORIDA ST HSG FIN CORP REVENUE	7/1/2026	5.00	501,743	531,295
390,000	FLORIDA ST HSG FIN CORP REVENUE	1/1/2027	5.05	390,000	414,184
375,000	FLORIDA ST HSG FIN CORP REVENUE	7/1/2033	5.45	375,000	391,455
1,710,000	FLORIDA ST HSG FIN CORP REVENUE	7/1/2034	5.30	1,726,618	1,770,790
500,000	FLORIDA ST MID-BAY BRIDGE AUTH(b)	10/1/2021	9.78	258,672	251,535
490,000	FOREST CREEK FL CDD CAPITAL IMPT REVENUE	11/1/2013	7.00	579,929	478,157
1,250,000	FORT SILL APACHE TRIBE OK ECONDEV AUTH GAMING ENTERPRISE REV	8/25/2026	8.50	1,250,000	1,250,988
1,145,000	FULTON CNTY GA DEV AUTH	11/1/2028	5.25	982,618	925,297
1,000,000	FYI PROPERTIES WA LEASE REVENUE	6/1/2034	5.50	980,972	1,084,750
500,000	GAINESVILLE & HALL CNTY GA DEV AUTH RETMNT CMNTY REVENUE	11/15/2029	6.38	514,738	538,535
1,206,508	GALVESTON TX MUNI UTILITY DIST #52(e)	3/1/2011	6.16	1,206,508	964,241
400,000	GEISINGER PA AUTH	5/1/2037	1.06	400,000	259,656
500,000	GEORGIA ST ENVRNMNTL LOAN ACQUISITION CORP LOC GOVT LOAN SEC	2/15/2031	5.13	495,488	541,040
3,000,000	GEORGIA ST ENVRNMNTL LOAN ACQUISITION CORP LOC GOVT LOAN SEC	3/15/2031	5.13	3,000,000	3,283,920
500,000	GEORGIA ST ENVRNMNTL LOAN ACQUISITION CORP LOC GOVT LOAN SEC	2/15/2036	5.25	491,601	543,380
500,000	GILA CNTY AZ UNIF SCH DIST #10 PAYSON	7/1/2028	5.75	477,532	557,235
2,000,000	GLENDALE CA UNIF SCH DIST(b)	9/1/2028	11.02	710,240	742,040
1,000,000	GREENWOOD CNTY SC HOSP REVENUE	10/1/2031	5.50	1,003,500	1,001,130
1,000,000	HAMDEN CT FAC REVENUE	1/1/2014	6.13	991,209	1,000,750
1,250,000	HAMILTON CNTY OH HLTH CARE REVENUE	1/1/2031	6.13	1,215,818	1,274,275
1,000,000	HAMMOND IN LOCAL PUBLIC IMPT BOND BANK SPL REVENUE	8/15/2025	6.50	1,019,219	1,039,360

See accompanying notes to the financial statements.	54	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Tax-Exempt Bond Fund
December 31, 2011

Par/Shares	Security	Maturity date	Coupon rate	Cost	Fair value(a)	Percent of net assets
Municipal Bonds (Cont’d):
1,000,000	HAMMOND IN LOCAL PUBLIC IMPT BOND BANK SPL REVENUE	8/15/2030	6.50	$1,009,579	1,025,460
500,000	HAMMOND IN REDEV DIST REVENUE	1/15/2017	6.00	500,000	505,650
1,250,000	HARRIS CNTY TX CULTURAL EDU FACS FIN CORP REVENUE (c)	8/15/2021	6.75	1,250,000	1,332,525
1,500,000	HARTNELL CA CMNTY CLG DIST (b)	8/1/2034	5.71	671,093	943,485
500,000	HARVEY IL	12/1/2027	5.50	450,845	435,590
1,000,000	HAWAII ST DEPT OF BUDGET & FIN SPL PURPOSE REVENUE	11/15/2023	7.88	969,749	1,040,990
1,500,000	HAWAII ST DEPT OF BUDGET & FIN SPL PURPOSE REVENUE	11/15/2033	8.00	1,566,624	1,555,320
200,000	HAWAII ST DEPT OF BUDGET & FIN SPL PURPOSE SENIOR LIVING REV	11/15/2014	6.40	200,000	200,994
590,000	HAWAII ST DEPT OF BUDGET & FIN SPL PURPOSE SENIOR LIVING REV	11/15/2029	8.75	582,036	674,028
1,000,000	HAWTHORNE CA SCH DIST (b)	11/1/2026	11.90	378,584	422,640
2,000,000	HAWTHORNE CA SCH DIST COPS (b)	12/1/2029	1.69	1,539,644	1,829,880
1,000,000	HEALDSBURG CA REDEV AGY TAX ALLOCATION	8/1/2034	5.38	990,255	1,083,930
1,000,000	HELENDALE CA SCH DIST (b)	8/1/2034	3.31	578,573	714,080
255,000	HIGHLANDS CNTY FL HLTH FACS AUTH	11/15/2027	5.00	257,095	265,266
500,000	HIGHLANDS CNTY FL HLTH FACS AUTH	11/15/2032	5.13	501,393	509,790
219,000	HOUMA-TERREBONNE LA PUBLIC TRUST FING AUTH SF MTGE	12/1/2040	5.15	227,652	227,239
1,000,000	IDAHO ST HSG & FIN ASSN ECON DEV REVENUE	2/1/2026	6.50	1,000,000	1,054,610
245,000	IDAHO ST HSG & FIN ASSN NONPROFIT FACS REVENUE	8/1/2017	6.25	245,000	241,141
750,000	IDAHO ST HSG & FIN ASSN NONPROFIT FACS REVENUE	7/1/2030	5.50	750,000	668,468
655,000	IDAHO ST HSG & FIN ASSN SF MTGE REVENUE	7/1/2026	5.65	669,689	688,890
295,000	IDAHO ST HSG & FIN ASSN SF MTGE REVENUE	7/1/2038	5.50	295,000	311,302
195,000	IDAHO ST HSG & FIN ASSN SF MTGE REVENUE	1/1/2040	5.50	195,000	203,118
900,000	ILLINOIS ST COPS	7/1/2017	5.80	900,000	900,567
250,000	ILLINOIS ST DEV FIN AUTH	5/15/2021	5.50	250,000	250,192
1,000,000	ILLINOIS ST FIN AUTH CHRT SCH REVENUE	10/1/2031	6.88	1,000,000	1,017,040
600,000	ILLINOIS ST FIN AUTH EDU REVENUE	9/1/2027	5.00	567,890	494,802
500,000	ILLINOIS ST FIN AUTH REVENUE	5/15/2012	5.10	499,817	499,350
1,000,000	ILLINOIS ST FIN AUTH REVENUE	5/15/2017	6.00	1,000,000	999,950
350,000	ILLINOIS ST FIN AUTH REVENUE	8/15/2023	6.00	361,539	366,296
610,000	ILLINOIS ST FIN AUTH REVENUE	8/15/2026	6.00	621,838	530,968
1,000,000	ILLINOIS ST FIN AUTH REVENUE	11/15/2026	5.25	970,233	909,390
250,000	ILLINOIS ST FIN AUTH REVENUE	11/15/2026	5.75	251,846	261,888
500,000	ILLINOIS ST FIN AUTH REVENUE	3/15/2027	5.00	518,174	510,760
500,000	ILLINOIS ST FIN AUTH REVENUE	5/15/2029	5.25	505,397	509,730

See accompanying notes to the financial statements.	55	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Tax-Exempt Bond Fund
December 31, 2011

Par/Shares	Security	Maturity date	Coupon rate	Cost	Fair value(a)	Percent of net assets
Municipal Bonds (Cont’d):
1,500,000	ILLINOIS ST FIN AUTH REVENUE	8/15/2036	5.25	$1,474,439	1,465,455
150,000	ILLINOIS ST FIN AUTH REVENUE	12/1/2036	5.00	151,229	132,132
805,000	ILLINOIS ST FIN AUTH REVENUE	2/1/2037	5.25	800,597	736,897
500,000	ILLINOIS ST FIN AUTH REVENUE	3/1/2038	6.00	485,220	547,090
750,000	ILLINOIS ST FIN AUTH SPORTS FAC REVENUE (c)(d)	10/1/2027	6.13	730,795	75,000
500,000	ILLINOIS ST FIN AUTH SPORTS FAC REVENUE (c)(d)	10/1/2037	6.25	484,210	50,000
1,500,000	ILLINOIS ST FIN AUTH STUDENT HSG REVENUE	10/1/2024	6.00	1,483,506	1,580,190
490,000	ILLINOIS ST HLTH FACS AUTH	5/15/2014	6.25	490,000	491,475
750,000	ILLINOIS ST HLTH FACS AUTH	8/15/2028	5.38	737,871	750,188
500,000	ILLINOIS ST HLTH FACS AUTH REVENUE	7/1/2033	6.00	508,050	510,270
2,100,000	ILLINOIS ST HLTH FACS AUTH REVENUE	8/15/2033	5.10	2,120,669	2,114,847
1,000,000	IMPERIAL CA CMNTY CLG DIST (b)	8/1/2040	1.12	803,038	914,340
250,000	INDEPENDENCE MO THIRTY-NINTH STREET TRANSPRTN DIST REVENUE	9/1/2032	6.88	250,000	244,445
500,000	INDIANA ST BOND BANK REVENUE	2/1/2029	5.50	490,746	539,145
1,750,000	INDIANA ST FIN AUTH HOSP REVENUE	5/1/2031	5.75	1,807,890	1,867,250
1,000,000	INDIANA ST FIN AUTH REVENUE	10/1/2021	6.00	1,000,000	1,026,040
3,000,000	INDIANA ST FIN AUTH REVENUE	9/15/2030	6.50	3,086,480	3,090,930
500,000	INDIANA ST FIN AUTH REVENUE	11/15/2031	5.50	492,253	506,425
1,000,000	INDIANA ST HLTH & EDUCTNL FAC FING AUTH HOSP REVENUE	2/15/2030	5.25	746,831	1,013,240
1,315,000	INDIANA ST HLTH FAC FING AUTH	8/15/2018	5.00	1,203,686	1,316,315
6,686,652	INTERMEDIATE SCH DIST #287 MN LEASE REVENUE	11/1/2032	5.30	6,454,766	6,798,720
400,000	IOWA ST FIN AUTH SENIOR HSG REVENUE	12/1/2014	5.00	398,592	347,440
1,000,000	IOWA ST STUDENT LOAN LIQUIDITY CORP	12/1/2027	5.50	978,216	1,044,280
395,000	JACKSONVILLE FL ECON DEV COMMISSION HLTH CARE FACS REVENUE	9/1/2017	6.00	395,000	422,437
2,000,000	JEFFERSON CA UNION HIGH SCH DIST SAN MATEO CNTY (b)	8/1/2031	26.18	388,784	419,100
859,000	JEFFERSON CNTY KY MTGE REVENUE	11/15/2013	6.13	859,000	861,242
120,000	JEFFERSON PARISH LA FIN AUTH	6/1/2033	5.00	125,754	123,768
990,000	JEFFERSON PARISH LA FIN AUTH	6/1/2038	5.00	1,032,591	1,032,649
215,000	JEFFERSON PARISH LA FIN AUTH	12/1/2048	5.70	225,230	230,751
1,690,000	KALISPEL TRIBE OF INDIANS PRIORITY DIST WA REVENUE	1/1/2016	6.20	1,646,669	1,607,274
1,250,000	KANSAS CITY MO INDL DEV AUTH	9/1/2023	5.45	1,250,000	1,308,150
1,000,000	KANSAS CITY MO INDL DEV AUTH	11/20/2039	5.10	1,000,000	1,031,520
1,000,000	KANSAS ST DEV FIN AUTH HOSP REVENUE	11/15/2029	5.50	977,688	1,107,550
500,000	KENTUCKY ST ECON DEV FIN AUTH MF HSG REVENUE	11/20/2035	5.38	500,000	529,285

See accompanying notes to the financial statements.	56	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Tax-Exempt Bond Fund
December 31, 2011

Par/Shares	Security	Maturity date	Coupon rate	Cost	Fair value(a)	Percent of net assets
Municipal Bonds (Cont’d):
470,000	KENTUCKY ST HSG CORP HSG REVENUE	7/1/2039	5.15	$470,000	488,979
1,980,000	KERRVILLE TX HLTH FACS DEV CORP HOSP REVENUE	8/15/2035	5.45	1,953,813	1,918,521
750,000	KING CNTY WA HSG AUTH	5/1/2028	5.20	750,000	797,558
500,000	KIRKWOOD MO INDL DEV AUTH RETMNT CMNTY REVENUE	11/15/2015	7.00	500,000	501,050
500,000	KIRKWOOD MO INDL DEV AUTH RETMNT CMNTY REVENUE	5/15/2021	8.00	500,000	533,830
900,000	KLICKITAT CNTY WA PUBLIC HOSP DIST #2 HOSP REVENUE	12/1/2020	6.00	838,369	856,413
2,500,000	KOYUKUK AK REVENUE	10/1/2023	7.00	2,426,784	2,542,925
1,390,000	KREMMLING CO MEMORIAL HOSP DIST COPS	12/1/2022	6.00	1,376,306	1,393,225
1,500,000	LA MIRADA CA REDEV AGY(b)	8/15/2027	14.17	493,469	526,830
410,000	LA VERNIA TX HGR EDU FIN CORP EDU REVENUE	2/15/2018	6.00	410,000	411,747
1,007,000	LAFAYETTE LA PUBLIC TRUST FING AUTH SF MTGE	1/1/2041	5.35	1,028,292	1,031,339
750,000	LAKESIDE 370 MO LEVEE DIST	4/1/2028	7.00	750,000	729,368
2,000,000	LAKEWOOD RANCH FL STEWARDSHIP DIST SPL ASSMNT REVENUE	5/1/2030	7.40	1,980,157	2,048,380
2,000,000	LAS VEGAS NV REDEV AGY TAX INCR REVENUE	6/15/2023	7.50	1,980,833	2,344,720
750,000	LEE CNTY FL INDL DEV AUTH	6/15/2027	5.25	753,134	683,978
1,000,000	LEE CNTY FL INDL DEV AUTH	11/15/2029	5.00	830,787	846,460
1,000,000	LEHIGH CNTY PA GEN PURPOSE AUTH	12/15/2023	6.00	911,221	939,080
250,000	LEHIGH CNTY PA GEN PURPOSE AUTH	8/15/2042	1.32	250,000	141,415
500,000	LEXINGTON OAKS FL CDD SPL ASSMNT REVENUE	5/1/2033	5.65	500,000	508,175
500,000	LOMBARD IL PUBLIC FACS CORP CONFERENCE CENTER & HOTEL REVENU	1/1/2015	6.38	500,000	362,010
550,000	LOMBARD IL PUBLIC FACS CORP CONFERENCE CENTER & HOTEL REVENU	1/1/2030	5.50	572,760	327,486
1,750,000	LOMBARD IL PUBLIC FACS CORP CONFERENCE CENTER & HOTEL REVENU	1/1/2036	5.25	1,771,784	1,239,402
250,000	LOMPOC CA HLTHCARE DIST	8/1/2034	5.00	251,804	251,072
1,000,000	LOS ANGELES CA COPS	2/1/2027	5.00	1,000,039	1,000,900
2,000,000	LOS ANGELES CA HSG AUTH	6/1/2029	5.00	1,704,769	1,771,760
500,000	LOUDOUN CNTY VA INDL DEV AUTH RSDL CARE FAC REVENUE	8/1/2028	7.00	500,000	499,935
500,000	LOUISIANA ST HSG FIN AGY SF MTGE REVENUE	12/1/2034	5.10	500,000	521,870
240,000	LOUISIANA ST HSG FIN AGY SF MTGE REVENUE	6/1/2038	5.85	253,214	250,195
1,105,000	LOUISIANA ST HSG FIN AGY SF MTGE REVENUE	12/1/2038	5.70	1,148,644	1,161,024
235,000	LOUISIANA ST HSG FIN AGY SF MTGE REVENUE	6/1/2039	5.60	242,475	256,171
420,000	LOUISIANA ST LOCAL GOVT ENVRNMNTL FACS & CMNTY DEV AUTH	6/20/2028	8.00	420,000	360,612
500,000	LOUISIANA ST PUBLIC FACS AUTH HOSP REVENUE	7/1/2024	6.75	511,475	530,295
750,000	LOUISIANA ST PUBLIC FACS AUTH REVENUE	5/1/2031	6.50	746,655	796,808
500,000	LOUISIANA ST PUBLIC FACS AUTH REVENUE	2/15/2036	1.00	500,000	358,585

See accompanying notes to the financial statements.	57	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Tax-Exempt Bond Fund
December 31, 2011

Par/Shares	Security	Maturity date	Coupon rate	Cost	Fair value(a)	Percent of net assets
Municipal Bonds (Cont’d):
1,000,000	LOUISIANA ST TRANSPRTN AUTH TOLL REVENUE(b)	12/1/2027	9.18	$414,198	425,520
500,000	LUCAS CNTY OH HLTH CARE FACS REVENUE	8/15/2030	5.50	491,378	508,185
1,495,000	LUZERNE CNTY PA	11/1/2026	7.00	1,588,290	1,752,319
418,312	LYONS CO	11/30/2016	4.75	421,120	408,277
1,000,000	MACON CNTY IL SCH DIST #61	1/1/2037	5.25	1,033,969	1,063,390
1,000,000	MADERA CA IRR FING AUTH REVENUE	1/1/2031	6.25	978,156	1,066,000
440,000	MADISON CNTY FL	7/1/2025	6.00	433,992	404,197
250,000	MAGNOLIA CREEK FL CDD CAPITAL IMPT REVENUE (d)	5/1/2014	5.60	250,000	100,012
725,000	MAINE ST EDUCTNL AUTH STUDENT LOAN REVENUE	12/1/2027	5.63	725,000	793,150
1,000,000	MAINE ST HLTH & HGR EDUCTNL FACS AUTH REVENUE	7/1/2026	6.00	999,508	1,024,720
1,000,000	MAINE ST HLTH & HGR EDUCTNL FACS AUTH REVENUE	7/1/2032	7.50	1,057,614	1,104,280
1,000,000	MAINE ST TECH CLG SYS COPS	1/1/2017	5.80	1,000,000	1,003,910
1,000,000	MALTA IL TAX INCR REVENUE	12/30/2025	5.75	1,000,000	667,630
500,000	MANATEE CNTY FL SCH BRD	7/1/2031	5.63	495,579	546,340
500,000	MANCHESTER NH HSG & REDEV AUTH REVENUE	1/1/2015	6.75	495,510	480,915
500,000	MANCHESTER NH HSG & REDEV AUTH REVENUE (b)	1/1/2020	7.87	322,940	235,010
452,000	MANHATTAN IL SPL SVC AREA SPL TAX(d)	3/1/2022	5.75	452,000	135,758
500,000	MANSFIELD OH	12/1/2024	6.00	523,996	581,100
750,000	MANTECA CA FING AUTH SWR REVENUE	12/1/2033	5.00	694,783	755,640
300,000	MARICOPA CNTY AZ ELEM SCH DIST #21 MURPHY	7/1/2024	8.00	307,537	341,256
439,000	MARQUIS VA CMNTY DEV AUTH REVENUE	9/1/2013	5.10	439,000	361,345
750,000	MARTINEZ CA UNIF SCH DIST(b)	8/1/2035	0.87	622,136	713,640
500,000	MARYLAND ST CMNTY DEV ADMIN DEPT HSG & CMNTY DEV	9/1/2030	5.13	500,000	527,465
500,000	MARYLAND ST CMNTY DEV ADMIN DEPT HSG & CMNTY DEV	7/1/2031	4.50	500,000	504,815
1,000,000	MARYLAND ST HLTH & HGR EDUCTNL FACS AUTH REVENUE	1/1/2026	6.00	1,026,373	1,049,850
1,000,000	MARYLAND ST HLTH & HGR EDUCTNL FACS AUTH REVENUE	1/1/2031	6.25	1,018,490	1,043,760
500,000	MASHANTUCKET WSTRN PEQUOT TRIBE CT (c)(d)	9/1/2036	5.50	509,035	182,935
1,000,000	MASSACHUSETTS ST DEV FIN AGY REVENUE	7/1/2030	6.38	986,585	1,060,530
290,000	MASSACHUSETTS ST DEV FIN AGY SENIOR LIVING FAC REVENUE	6/1/2014	6.25	290,000	289,986
455,000	MASSACHUSETTS ST EDUCTNL FING AUTH	1/1/2027	5.20	455,000	494,348
2,280,000	MASSACHUSETTS ST EDUCTNL FING AUTH	1/1/2028	5.25	2,285,517	2,441,287
1,330,000	MASSACHUSETTS ST HLTH & EDUCTNL FACS AUTH	7/1/2013	7.30	1,330,000	1,335,586
500,000	MASSACHUSETTS ST HLTH & EDUCTNL FACS AUTH REVENUE	7/1/2022	6.00	505,000	505,690
1,000,000	MASSACHUSETTS ST HSG FIN AGY	12/1/2033	5.35	1,000,000	1,044,630

See accompanying notes to the financial statements.	58	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Tax-Exempt Bond Fund
December 31, 2011

Par/Shares	Security	Maturity date	Coupon rate	Cost	Fair value(a)	Percent of net assets
Municipal Bonds (Cont’d):
750,000	MASSACHUSETTS ST HSG FIN AGY	12/1/2037	5.40	$763,276	782,572
960,000	MASSACHUSETTS ST HSG FIN AGY	6/1/2040	5.05	960,000	990,998
1,750,000	MCALESTER OK PUBLIC WKS AUTH UTILITY SYS REVENUE (b)	2/1/2030	11.04	633,260	633,745
160,000	MEAD NE TAX INCR REVENUE(d)	7/1/2012	5.13	160,000	138,709
1,000,000	MESQUITE TX HLTH FAC DEV CORP	2/15/2025	5.50	998,063	1,000,290
1,070,000	MET GOVT NASHVILLE & DAVIDSON CNTY TN HLTH & EDUCTNL FAC BRD (d)	12/20/2020	8.00	1,070,000	534,968
855,000	MET GOVT NASHVILLE & DAVIDSON CNTY TN HLTH & EDUCTNL FAC BRD (d)	6/20/2036	10.00	855,000	420,720
1,830,000	MET GOVT NASHVILLE & DAVIDSON CNTY TN HLTH & EDUCTNL FAC BRD (d)	12/20/2040	7.50	1,830,000	1,063,285
2,000,000	MET WASHINGTON DC ARPTS AUTH DULES TOLL ROAD REVENUE (b)	10/1/2041	1.80	1,310,697	1,728,460
500,000	MIAMI-DADE CNTY FL HLTH FACS AUTH HOSP REVENUE	8/1/2030	6.00	485,796	542,525
1,500,000	MIAMI-DADE CNTY FL SPL OBLG (b)	10/1/2026	10.87	608,848	619,935
500,000	MICHIGAN ST FIN AUTH LTD OBLGREVENUE	10/1/2021	6.00	496,309	502,875
1,000,000	MICHIGAN ST HOSP FIN AUTH	12/1/2023	6.13	989,561	1,172,110
1,000,000	MICHIGAN ST HOSP FIN AUTH	4/1/2032	5.75	1,008,891	1,014,130
1,500,000	MICHIGAN ST HOSP FIN AUTH	6/1/2034	6.13	1,565,705	1,607,295
625,000	MICHIGAN ST HSG DEV AUTH	10/1/2020	5.38	600,638	681,050
1,000,000	MICHIGAN ST HSG DEV AUTH	10/1/2034	5.63	1,000,000	1,049,370
1,000,000	MICHIGAN ST MUNI BOND AUTH	5/1/2023	5.75	1,026,987	1,188,310
850,000	MICHIGAN ST PUBLIC EDUCTNL FACS AUTH (c)	9/1/2016	6.00	846,955	771,494
750,000	MICHIGAN ST PUBLIC EDUCTNL FACS AUTH	6/1/2020	6.00	743,844	747,022
475,000	MICHIGAN ST PUBLIC EDUCTNL FACS AUTH	9/1/2021	8.00	475,000	433,262
300,000	MICHIGAN ST PUBLIC EDUCTNL FACS AUTH	9/1/2022	5.00	300,000	272,178
450,000	MICHIGAN ST PUBLIC EDUCTNL FACS AUTH	10/1/2023	6.25	450,000	409,774
500,000	MICHIGAN ST PUBLIC EDUCTNL FACS AUTH	11/1/2028	6.35	500,000	494,955
310,000	MICHIGAN ST TOBACCO SETTLEMENT FIN AUTH	6/1/2022	5.13	291,132	263,596
496,000	MILLSBORO DE SPL OBLG	7/1/2036	5.45	496,000	370,343
2,500,000	MINNEAPOLIS MN MF REVENUE	11/1/2013	6.00	2,489,148	2,479,350
389,838	MINNESOTA ST HGR EDU FACS AUTH REVENUE	10/1/2016	4.49	391,878	396,777
190,000	MINNESOTA ST HSG FIN AGY	1/1/2020	5.00	183,311	190,262
475,000	MINNESOTA ST HSG FIN AGY	7/1/2034	5.05	475,000	491,905
945,000	MINNESOTA ST HSG FIN AGY	1/1/2040	5.10	945,000	975,665
1,000,000	MINNESOTA ST OFFICE OF HGR EDU REVENUE	11/1/2029	5.00	1,000,000	1,071,460
1,000,000	MISSISSIPPI ST DEV BANK SPL OBLG	10/1/2031	6.50	972,846	1,077,730
245,000	MISSISSIPPI ST HOME CORP SF MTGE REVENUE	6/1/2039	6.75	258,321	263,936
500,000	MISSOURI ST DEV FIN BRD	11/1/2025	5.50	492,362	521,935
500,000	MISSOURI ST DEV FIN BRD	4/1/2027	6.00	502,663	513,855

See accompanying notes to the financial statements.	59	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Tax-Exempt Bond Fund
December 31, 2011

Par/Shares	Security	Maturity date	Coupon rate	Cost	Fair value(a)	Percent of net assets
Municipal Bonds (Cont’d):
500,000	MISSOURI ST DEV FIN BRD	10/1/2027	6.13	$484,990	520,335
500,000	MISSOURI ST DEV FIN BRD INFRASTRUCTURE FACS LEASEHOLD	6/1/2029	5.63	487,236	515,630
980,000	MISSOURI ST HLTH & EDUCTNL FACS AUTH	2/1/2022	5.13	1,003,252	1,017,877
500,000	MISSOURI ST HLTH & EDUCTNL FACS AUTH	2/1/2035	5.38	498,318	481,115
265,000	MISSOURI ST HSG DEV COMMISSION SF HSG REVENUE	9/1/2034	5.25	263,262	277,330
360,000	MISSOURI ST HSG DEV COMMISSION SF HSG REVENUE	9/1/2034	5.35	360,000	379,454
1,000,000	MOBERLY MO INDL DEV AUTH	9/1/2024	6.00	1,016,984	400,170
1,000,000	MOHAVE CNTY AZ INDL DEV AUTH CORRNL FACS	5/1/2015	7.25	994,741	1,049,630
1,320,000	MONTANA ST BRD OF HSG	12/1/2039	5.50	1,320,189	1,383,096
500,000	MONTGOMERY CNTY MD HSG OPPORTUNITIES COMMISSION MF REVENUE	7/1/2037	5.13	500,000	513,940
2,000,000	MONTGOMERY CNTY MD HSG OPPORTUNITIES COMMISSION SF MTGE REVE(b)	7/1/2028	9.13	809,157	798,000
1,500,000	MONTGOMERY CNTY OH HLTH CARE FACS REVENUE	9/20/2032	6.55	1,458,532	1,517,130
650,000	MONTGOMERY CNTY PA INDL DEV AUTH	2/1/2014	5.38	648,418	635,290
375,000	MONTGOMERY CNTY PA INDL DEV AUTH	2/1/2028	6.13	370,280	332,040
800,000	MOUNT CARBON CO MET DIST REVENUE	6/1/2043	7.00	800,000	230,360
200,000	MOUNT CARBON CO MET DIST REVENUE	6/1/2043	8.00	-	20,000
1,000,000	MOUNT LEBANON PA HOSP AUTH	7/1/2032	5.63	1,002,022	1,003,560
350,000	N RANGE CO MET DIST #1	12/15/2024	5.00	358,152	284,456
500,000	N TX TOLLWAY AUTH DALLAS N TOLLWAY SYS REVENUE	1/1/2025	6.00	500,000	577,375
1,000,000	N TX TOLLWAY AUTH REVENUE (b)	1/1/2028	10.85	394,413	446,680
1,000,000	N TX TOLLWAY AUTH REVENUE	1/1/2034	6.00	1,000,000	1,119,460
1,000,000	N TX TOLLWAY AUTH REVENUE (b)	1/1/2042	1.40	708,062	954,740
1,000,000	NATRONA CNTY WY HOSP REVENUE	9/15/2031	6.35	1,000,000	1,084,730
500,000	NEBRASKA ST INVESTMENT FIN AUTH SF HSG REVENUE	9/1/2036	5.90	500,000	544,885
300,000	NEVADA ST HSG DIV SF MTGE REVENUE	10/1/2039	5.38	300,000	310,545
1,150,000	NEVADA ST HSG DIV SF MTGE REVENUE	10/1/2040	5.10	1,150,000	1,185,466
1,000,000	NEW HAMPSHIRE ST HLTH & EDU FACS AUTH HOSP REVENUE	10/1/2024	5.00	986,395	1,016,680
1,250,000	NEW HAMPSHIRE ST HLTH & EDU FACS AUTH REVENUE	1/1/2034	6.00	1,211,309	1,325,775
500,000	NEW HAMPSHIRE ST HLTH & EDU FACS AUTH REVENUE	8/1/2038	6.00	490,221	548,065
1,000,000	NEW HAMPSHIRE ST HSG FIN AUTH MF REVENUE	7/1/2031	5.20	1,000,000	1,051,590
745,000	NEW HAMPSHIRE ST HSG FIN AUTH SF REVENUE	7/1/2034	5.38	745,000	781,051
690,000	NEW HAMPSHIRE ST HSG FIN AUTH SF REVENUE	7/1/2038	6.63	721,815	760,276

See accompanying notes to the financial statements.	60	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Tax-Exempt Bond Fund
December 31, 2011

Par/Shares	Security	Maturity date	Coupon rate	Cost	Fair value(a)	Percent of net assets
Municipal Bonds (Cont’d):
500,000	NEW JERSEY ST HGR EDU ASSISTANCE AUTH	6/1/2024	5.38	$497,522	547,200
2,500,000	NEW JERSEY ST HGR EDU ASSISTANCE AUTH	6/1/2027	5.00	2,496,598	2,572,425
2,500,000	NEW JERSEY ST HLTH CARE FACS FING AUTH	7/1/2016	6.25	2,500,000	2,506,575
1,000,000	NEW JERSEY ST HSG & MTGE FIN AGY	10/1/2030	4.50	1,000,000	1,006,220
500,000	NEW JERSEY ST HSG & MTGE FIN AGY	10/1/2030	6.45	533,750	538,990
925,000	NEW JERSEY ST HSG & MTGE FIN AGY	10/1/2034	5.00	925,000	951,557
800,000	NEW JERSEY ST HSG & MTGE FIN AGY	10/1/2035	5.00	800,000	821,576
2,335,000	NEW JERSEY ST HSG & MTGE FIN AGY	10/1/2037	5.00	2,318,134	2,400,146
1,000,000	NEW JERSEY ST HSG & MTGE FIN AGY MF REVENUE	5/1/2041	4.95	969,829	1,017,480
2,250,000	NEW JERSEY ST TRANSPRTN TRUST FUND AUTH (b)	12/15/2025	9.43	1,006,191	1,132,538
500,000	NEW JERSEY ST TRANSPRTN TRUST FUND AUTH	6/15/2036	5.25	511,201	538,600
465,000	NEW MEXICO ST MTGE FIN AUTH	9/1/2029	4.80	465,000	478,894
940,000	NEW MEXICO ST MTGE FIN AUTH	9/1/2029	5.00	940,000	978,408
925,000	NEW MEXICO ST MTGE FIN AUTH	9/1/2034	5.00	925,000	965,025
945,000	NEW MEXICO ST MTGE FIN AUTH	3/1/2036	5.45	945,000	993,516
750,000	NEW ORLEANS LA SEWAGE SVC REVENUE	6/1/2024	6.00	740,277	847,860
115,000	NEW RIVER FL CDD CAPITAL IMPT REVENUE (d)	5/1/2013	5.00	114,821	1
70,000	NEW RIVER FL CDD CAPITAL IMPT REVENUE (b)	5/1/2015	1.20	65,110	59,024
135,000	NEW RIVER FL CDD CAPITAL IMPT REVENUE (b)	5/1/2018	1.37	119,235	59,175
70,000	NEW RIVER FL CDD CAPITAL IMPT REVENUE (b)	5/1/2038	0.37	62,928	42,685
175,000	NEW RIVER FL CDD CAPITAL IMPT REVENUE (b)	5/1/2038	0.80	141,109	67,540
250,000	NEW YORK CITY NY INDL DEV AGY REVENUE	1/1/2029	6.13	246,739	274,015
320,000	NEW YORK ST DORM AUTH REVENUES	7/1/2019	6.88	321,623	324,128
1,000,000	NEW YORK ST DORM AUTH REVENUES	8/15/2024	6.45	998,478	1,018,630
1,820,000	NEW YORK ST MED CARE FACS FIN AGY	2/15/2035	6.38	1,802,751	1,826,607
450,000	NOBLESVILLE IN REDEV AUTH ECON DEV REVENUE	2/1/2031	5.13	445,923	479,043
500,000	NORCO CA REDEV AGY	3/1/2032	5.88	492,695	520,505
1,000,000	NORTH CAROLINA ST MED CARE COMMISSION HLTH CARE FACS REVENUE	10/1/2029	6.38	1,000,000	1,027,170
1,300,000	NORTH CAROLINA ST MED CARE COMMISSION HLTH CARE FACS REVENUE	10/1/2035	6.63	1,300,000	1,011,660
865,000	NORTH DAKOTA ST HSG FIN AGY	7/1/2034	5.35	865,000	905,568
965,000	NORTH DAKOTA ST HSG FIN AGY	7/1/2039	5.45	965,000	1,011,870
1,885,000	NORTH DAKOTA ST HSG FIN AGY	7/1/2040	5.05	1,885,000	1,926,564
500,000	NTHRN CA GAS AUTH #1 GAS PROJ REVENUE	7/1/2027	1.11	500,000	355,440
1,000,000	NTHRN IL UNIV	4/1/2026	5.50	1,015,815	1,093,460

See accompanying notes to the financial statements.	61	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Tax-Exempt Bond Fund
December 31, 2011

Par/Shares	Security	Maturity date	Coupon rate	Cost	Fair value(a)	Percent of net assets
Municipal Bonds (Cont’d):
395,000	NTHRN MARIANA ISLANDS CMWLTH	10/1/2022	5.00	$397,551	330,046
2,000,000	OAK PARK CA UNIF SCH DIST(b)	8/1/2038	3.77	1,001,547	1,268,960
1,250,000	OAKLAND CNTY MI ECON DEV CORP LTD OBLG REVENUE	12/1/2020	6.50	1,242,431	1,243,250
615,000	OHIO ST HSG FIN AGY RSDL MTGE REVENUE	9/1/2033	5.40	615,000	645,098
275,000	OHIO ST HSG FIN AGY RSDL MTGE REVENUE	9/1/2033	5.45	275,000	288,538
440,000	OKLAHOMA ST HSG FIN AGY SF MTGE REVENUE	3/1/2032	5.15	440,000	458,097
745,000	OKLAHOMA ST HSG FIN AGY SF MTGE REVENUE	9/1/2038	6.50	781,275	796,688
500,000	ONEIDA TRIBE OF INDIANS WI RETAIL SALES REVENUE (c)	2/1/2021	5.50	500,000	562,910
500,000	ONONDAGA NY CIVIC DEV CORP	12/1/2041	5.25	509,636	519,575
1,000,000	ONTARIO CA REDEV FING AUTH LEASE REVENUE	8/1/2032	5.00	939,360	1,014,060
1,000,000	OVERLAND PARK KS TRANSPRTN DEV DIST SALES TAX REVENUE	4/1/2032	5.90	1,000,000	1,079,800
2,280,000	PACHECO CA UNION SCH DIST COPS (b)	2/1/2037	15.27	485,024	482,174
1,000,000	PALM BAY FL UTILITY REVENUE (b)	10/1/2031	11.87	316,785	345,450
250,000	PALM BEACH CNTY FL HLTH FACS AUTH	11/15/2029	5.13	249,946	244,125
1,000,000	PALM BEACH CNTY FL HLTH FACS AUTH REVENUE	11/15/2022	5.38	920,134	1,011,720
1,665,000	PATTERSON CA JT UNIF SCH DIST(b)	8/1/2027	12.31	610,043	730,086
750,000	PELL CITY AL SPL CARE FACS FING AUTH REVENUE	12/1/2027	5.25	625,786	762,158
1,500,000	PENNSYLVANIA ST ECON DEV FING AUTH HLTH SYS REVENUE	10/15/2023	6.25	1,469,290	1,615,935
500,000	PENNSYLVANIA ST HGR EDUCTNL FACS AUTH REVENUE	7/1/2039	1.04	500,000	266,730
500,000	PENNSYLVANIA ST HSG FIN AGY SF MTGE REVENUE	10/1/2025	5.00	501,748	530,895
1,000,000	PENNSYLVANIA ST HSG FIN AGY SF MTGE REVENUE	10/1/2029	4.63	917,380	1,018,010
1,000,000	PENNSYLVANIA ST HSG FIN AGY SF MTGE REVENUE	10/1/2034	4.88	1,003,369	1,015,490
1,000,000	PENNSYLVANIA ST TURNPIKE COMMISSION(b)	6/1/2033	2.19	685,088	886,440
1,935,000	PENNSYLVANIA ST TURNPIKE COMMISSION(b)	12/1/2035	1.17	1,513,621	1,621,685
750,000	PENNSYLVANIA ST TURNPIKE COMMISSION(b)	12/1/2035	2.01	550,847	622,005
1,500,000	PENNSYLVANIA ST TURNPIKE COMMISSION(b)	12/1/2038	1.44	1,083,561	1,248,045
2,000,000	PEORIA IL PUBLIC BLDG COMMISSION SCH DIST FACS REVENUE(b)	12/1/2021	8.01	1,156,393	1,306,900
500,000	PEORIA IL PUBLIC BLDG COMMISSION SCH DIST FACS REVENUE(b)	12/1/2022	9.39	258,113	305,785
5,000,000	PEORIA IL PUBLIC BLDG COMMISSION SCH DIST FACS REVENUE(b)	12/1/2026	11.11	1,993,889	2,167,450
950,000	PHILADELPHIA PA HOSPS & HGR EDU FACS AUTH	11/15/2023	6.63	950,000	950,190
1,000,000	PIMA CNTY AZ INDL DEV AUTH CHRT SCH REVENUE	4/1/2022	5.88	1,000,000	974,760
25,000	PIMA CNTY AZ INDL DEV AUTH EDU REVENUE	8/1/2012	6.25	25,000	25,180

See accompanying notes to the financial statements.	62	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Tax-Exempt Bond Fund
December 31, 2011

Par/Shares	Security	Maturity date	Coupon rate	Cost	Fair value(a)	Percent of net assets
Municipal Bonds (Cont’d):
280,000	PIMA CNTY AZ INDL DEV AUTH EDU REVENUE	6/1/2016	6.00	$280,000	278,272
980,000	PIMA CNTY AZ INDL DEV AUTH EDU REVENUE	12/1/2017	5.35	881,894	944,357
440,000	PIMA CNTY AZ INDL DEV AUTH EDU REVENUE	12/1/2018	6.38	440,000	439,850
865,000	PIMA CNTY AZ INDL DEV AUTH EDU REVENUE	6/1/2022	5.00	799,966	797,392
995,000	PIMA CNTY AZ INDL DEV AUTH EDU REVENUE	7/1/2026	5.00	864,574	839,611
490,000	PIMA CNTY AZ INDL DEV AUTH EDU REVENUE	7/1/2031	6.75	359,470	481,410
1,000,000	PITTSBURG CA REDEV AGY TAX ALLOCATION	9/1/2028	6.50	978,018	1,010,100
2,625,000	PITTSBURG CALIF UNI SCH DIST FING AUTH REV(b)	9/1/2031	16.03	666,467	695,625
250,000	PROVIDENCE RI HSG AUTH HSG REVENUE	9/1/2026	5.00	255,174	270,498
500,000	PROVIDENCE RI HSG AUTH HSG REVENUE	9/1/2027	5.00	507,988	536,835
745,000	PROVO UT CHRT SCH REVENUE	6/15/2037	5.50	605,746	583,767
1,000,000	PUBLIC FIN AUTH WI CCRC REVENUE	6/1/2020	7.00	984,438	1,010,030
1,000,000	PUERTO RICO CMWLTH	7/1/2028	6.00	989,602	1,103,560
1,500,000	PUERTO RICO CMWLTH	7/1/2040	6.50	1,526,379	1,687,890
500,000	PUERTO RICO ELEC PWR AUTH PWR REVENUE	7/1/2025	1.07	500,000	355,045
750,000	PUERTO RICO PUBLIC FIN CORP	8/1/2031	5.50	750,000	767,918
1,000,000	PUERTO RICO SALES TAX FING CORP SALES TAX REVENUE(b)	8/1/2033	3.37	584,905	759,040
500,000	PUERTO RICO SALES TAX FING CORP SALES TAX REVENUE	8/1/2057	1.22	500,000	249,585
750,000	QUAIL CREEK AZ CMNTY FACS DIST	7/15/2016	5.15	750,000	750,165
2,000,000	RAILSPLITTER IL TOBACCO SETTLEMENT AUTH	6/1/2024	6.25	2,038,472	2,187,340
975,000	RAMONA CA UNIF SCH DIST COPS(b)	5/1/2032	1.11	797,285	959,371
1,000,000	REDONDO BEACH CA UNIF SCH DIST(b)	8/1/2034	2.10	681,939	875,420
1,500,000	REGL CO TRANSPRTN DIST PRIV ACTIVITY REVENUE	1/15/2034	6.00	1,485,438	1,555,695
400,000	RENO NV HOSP REVENUE	6/1/2032	5.25	409,630	402,040
750,000	RENO NV SPARKS INDIAN COLONY	6/1/2021	5.00	765,011	780,945
500,000	RHODE ISLAND ST HLTH & EDUCTNL BLDG CORP	5/15/2030	6.25	493,511	556,360
500,000	RHODE ISLAND ST STUDENT LOAN AUTH STUDENT LOAN REVENUE	12/1/2027	5.75	500,000	537,785
1,000,000	RICHMOND CA CMNTY REDEV AGY TAX ALLOCATION	9/1/2030	6.00	972,590	1,063,070
500,000	RICHMOND CA JT PWRS FING AUTH	7/1/2024	6.25	500,000	553,550
325,000	RICHMOND IN HOSP AUTH REVENUE	1/1/2029	6.50	315,220	363,054
1,000,000	RIVERSIDE CNTY CA REDEV AGY	10/1/2030	6.00	1,013,471	1,034,270
3,000,000	ROBLA CA SCH DIST(b)	8/1/2036	15.56	621,645	631,440
500,000	S BAYSIDE CA WST MGMT AUTH SOL WST ENTERPRISE REVENUE	9/1/2029	6.25	515,632	546,020
1,000,000	S COAST IN CONSERVANCY DIST	1/1/2028	5.25	994,583	1,010,940
173,000	S WSTRN IL DEV AUTH	8/15/2015	5.38	173,000	173,279
635,000	S WSTRN IL DEV AUTH	10/1/2022	7.00	635,000	635,857

See accompanying notes to the financial statements.	63	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Tax-Exempt Bond Fund
December 31, 2011

Par/Shares	Security	Maturity date	Coupon rate	Cost	Fair value(a)	Percent of net assets
Municipal Bonds (Cont’d):
210,000	S WSTRN IL DEV AUTH	11/1/2026	5.63	$208,679	155,994
1,500,000	S WSTRN IL DEV AUTH	8/15/2029	5.63	1,500,000	1,500,090
1,000,000	SACRAMENTO CA CITY FING AUTH(b)	12/1/2021	7.46	602,765	604,460
250,000	SACRAMENTO CNTY CA SANTN DISTS FING AUTH REVENUE	12/1/2035	0.88	250,000	157,160
350,000	SACRAMENTO CNTY CA WTR FING AUTH REVENUE	6/1/2039	0.92	350,000	191,300
1,030,000	SADDLEBACK VLY CA UNIF SCH DIST PUBLIC FING AUTH	9/1/2017	5.65	1,030,000	1,033,677
1,000,000	SAGINAW MI HOSP FIN AUTH	7/1/2030	5.00	920,574	984,580
191,000	SAINT BERNARD PARISH LA HOME MTGE AUTH SF MTGE	3/1/2039	5.80	187,339	202,852
500,000	SAINT JOHNS CNTY FL INDL DEV AUTH REVENUE	8/1/2040	5.88	492,845	508,900
460,000	SAINT JOSEPH CNTY IN ECON DEV REVENUE	5/15/2026	6.00	339,426	442,833
500,000	SAINT JOSEPH CNTY IN ECON DEV REVENUE	5/15/2038	6.00	369,285	452,910
460,443	SAINT JOSEPH CNTY IN HOSP AUTH HLTH FACS REVENUE(d)	2/15/2028	5.25	466,925	78,874
500,000	SAINT JOSEPH MO INDL DEV AUTH	11/1/2023	5.38	496,724	476,595
1,000,000	SAINT PAUL MN PORT AUTH	12/1/2036	5.00	974,965	1,049,860
143,791	SAINT TAMMANY PARISH LA FIN AUTH SF MTGE REVENUE	12/1/2039	5.25	146,927	149,596
2,000,000	SALINE CNTY MO INDL DEV AUTH HLTH FACS REVENUE	12/1/2020	5.00	1,982,266	2,027,820
500,000	SALINE CNTY MO INDL DEV AUTH HLTH FACS REVENUE	12/1/2028	5.60	489,305	496,200
500,000	SAN DIEGO CA HSG AUTH MF HSG REVENUE	5/1/2029	5.00	500,000	514,745
500,000	SAN DIEGO CA REDEV AGY	9/1/2023	5.00	453,563	508,925
1,000,000	SAN FRANCISCO CITY & CNTY CA ARPTS COMMISSION	5/1/2039	6.00	1,029,813	1,117,730
250,000	SAN JOAQUIN HILLS CA TRANSPRTN CORRIDOR AGY	1/15/2030	5.25	250,000	208,355
1,000,000	SAN JOSE CA FING AUTH	5/1/2031	5.50	987,084	1,091,410
500,000	SANTA ANA CA CMNTY REDEV AGY	9/1/2022	6.00	495,127	558,475
500,000	SANTA MONICA CA REDEV AGY	7/1/2036	5.88	520,841	558,010
1,450,000	SARASOTA CNTY FL HLTH FACS AUTH RETMNT FAC REVENUE	1/1/2027	5.50	1,203,611	1,461,774
500,000	SEMINOLE TRIBE FL SPL OBLG REVENUE(c)	10/1/2024	5.50	504,405	476,815
500,000	SEVEN OAKS FL CMNTY DEV DIST SPL ASSMNT REVENUE	5/1/2033	5.50	487,732	497,475
150,000	SHELBY CNTY TN HLTH EDUCTNL & HSG FACS BRD REVENUE(d)	1/1/2019	5.35	134,966	17,804
625,000	SHELBY CNTY TN HLTH EDUCTNL & HSG FACS BRD REVENUE(d)	1/1/2029	5.55	556,862	62,756
550,000	SNOHOMISH CNTY WA HSG AUTH	4/1/2026	6.40	550,000	552,766
555,000	SOUTH CAROLINA ST EDU ASSISTANCE AUTH	10/1/2029	5.10	548,591	593,789
230,000	SOUTH CAROLINA ST HSG FIN & DEV AUTH MTGE REVENUE	7/1/2032	5.50	230,000	241,735
1,500,000	SOUTH CAROLINA ST JOBS-ECON DEV AUTH ECON DEV REVENUE	11/15/2030	5.63	1,432,766	1,503,765
500,000	SOUTH CAROLINA ST JOBS-ECON DEV AUTH REVENUE	11/15/2027	6.00	503,376	197,435

See accompanying notes to the financial statements.	64	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Tax-Exempt Bond Fund
December 31, 2011

Par/Shares	Security	Maturity date	Coupon rate	Cost	Fair value(a)	Percent of net assets
Municipal Bonds (Cont’d):
750,000	SOUTH CAROLINA ST JOBS-ECON DEV AUTH REVENUE	11/15/2042	5.15	$750,000	296,152
453,000	SOUTHSIDE AZ CMNTY FACS DIST #1 SPL ASSMNT REVENUE PRESCOTT	7/1/2018	6.13	325,909	327,673
1,000,000	SPARKS NV REDEV AGY TAX INCR REVENUE	6/1/2020	7.25	990,710	1,043,210
1,000,000	SPARKS NV REDEV AGY TAX INCR REVENUE	1/15/2022	5.00	979,095	1,027,760
435,000	SPARKS NV TOURISM IMPT DIST #1 REVENUE (c)	6/15/2020	6.50	422,623	401,496
300,000	STHRN MINNESOTA ST MUNI PWR AGY PWR SPLY SYS REVENUE	1/1/2013	2.79	300,000	300,579
2,500,000	SULPHUR SPRINGS CA UNION SCH DIST(b)	12/1/2037	1.37	1,849,995	2,262,600
500,000	TALLAHASSEE FL HLTH FACS REVENUE	12/1/2030	6.38	491,227	500,345
170,000	TARRANT CNTY TX CULTURAL EDU FACS FIN CORP RETMNT FAC REVENU	2/15/2013	5.00	169,944	168,310
500,000	TARRANT CNTY TX CULTURAL EDU FACS FIN CORP RETMNT FAC REVENU	2/15/2014	6.50	500,000	500,090
210,000	TARRANT CNTY TX CULTURAL EDU FACS FIN CORP RETMNT FAC REVENU	11/15/2014	6.25	210,000	207,304
1,000,000	TARRANT CNTY TX CULTURAL EDU FACS FIN CORP RETMNT FAC REVENU	11/15/2014	6.50	1,000,000	999,970
1,000,000	TARRANT CNTY TX CULTURAL EDU FACS FIN CORP RETMNT FAC REVENU	2/15/2016	7.25	1,000,000	1,002,380
750,000	TARRANT CNTY TX CULTURAL EDU FACS FIN CORP RETMNT FAC REVENU	11/15/2019	7.75	750,000	760,455
1,000,000	TARRANT CNTY TX CULTURAL EDU FACS FIN CORP RETMNT FAC REVENU	11/15/2026	6.00	1,028,776	1,008,310
1,000,000	TARRANT CNTY TX CULTURAL EDU FACS FIN CORP RETMNT FAC REVENU	5/15/2027	5.13	723,483	961,360
750,000	TARRANT CNTY TX CULTURAL EDU FACS FIN CORP RETMNT FAC REVENU	11/15/2036	6.00	768,624	734,760
810,000	TENNESSEE ST HSG DEV AGY	7/1/2038	5.45	810,000	847,390
175,000	TENNESSEE ST HSG DEV AGY MTGE FIN	7/1/2023	5.20	175,652	178,328
700,000	TEXAS ST DEPT OF HSG & CMNTY AFFAIRS	7/1/2039	5.45	700,000	733,999
250,000	TEXAS ST MUNI GAS ACQUISITION & SPLY CORP I GAS SPLY REVENUE	12/15/2026	1.82	250,000	172,528
2,000,000	TEXAS ST PRIV ACTIVITY BOND SURFACE TRANSPRTN CORP REVENUE	6/30/2033	7.50	2,056,749	2,262,900
500,000	TEXAS ST PUBLIC FIN AUTH CHRT SCH FIN CORP REVENUE	2/15/2030	6.00	500,000	520,485
1,000,000	TEXAS ST PUBLIC FIN AUTH CHRT SCH FIN CORP REVENUE	8/15/2030	5.00	880,508	978,600
800,000	TEXAS ST STUDENT HSG AUTH REVENUE(d)	1/1/2033	11.00	800,000	8
1,000,000	TOBACCO SECURITIZATION AUTH MNTOBACCO SETTLEMENT REVENUE	3/1/2031	5.25	995,014	1,028,510

See accompanying notes to the financial statements.	65	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Tax-Exempt Bond Fund
December 31, 2011

Par/Shares	Security	Maturity date	Coupon rate	Cost	Fair value(a)	Percent of net assets
Municipal Bonds (Cont’d):
403,949	TODD CREEK FARMS CO MET DIST #1 WTR & WSTWTR REVENUE(d)(e)	12/1/2009	4.75	$399,574	181,777
655,000	TOLOMATO FL CDD	5/1/2017	6.38	655,000	280,471
2,000,000	TORRANCE CA UNIF SCH DIST(b)	8/1/2023	9.54	986,084	1,143,880
1,000,000	TRACY CA JT UNIF SCH DIST(b)	8/1/2041	4.95	407,346	421,650
1,000,000	TRAVIS CNTY TX HLTH FACS DEV CORP	11/1/2016	6.25	1,000,000	1,019,650
840,000	TRAVIS CNTY TX HSG FIN CORP(d)	6/1/2035	9.25	840,000	83,916
1,250,000	TUSTIN CA UNIF SCH DIST(b)	8/1/2028	4.10	752,314	876,400
85,000	ULSTER CNTY NY INDL DEV AGY	9/15/2013	5.10	84,793	75,153
500,000	ULSTER CNTY NY INDL DEV AGY	9/15/2016	5.25	495,880	351,710
1,250,000	UPLAND CA COPS	1/1/2032	6.38	1,215,554	1,366,738
671,000	UTAH ASSOC MUNI POWER(e)	5/1/2022	4.75	671,000	619,400
600,000	UTAH ST CHRT SCH FIN AUTH CHRT SCH REVENUE	7/15/2018	6.38	600,000	614,280
500,000	UTAH ST CHRT SCH FIN AUTH CHRT SCH REVENUE	7/15/2020	5.75	466,544	497,325
500,000	UTAH ST CHRT SCH FIN AUTH CHRT SCH REVENUE	7/15/2025	6.50	500,000	511,810
495,000	UTAH ST HSG CORP SF MTGE REVENUE	1/1/2032	4.95	495,000	507,890
750,000	UTAH ST HSG CORP SF MTGE REVENUE	1/1/2033	5.75	750,000	799,328
360,000	UTAH ST HSG CORP SF MTGE REVENUE	1/1/2040	5.55	360,000	374,152
500,000	VANCOUVER WA HSG AUTH	3/1/2025	5.00	492,866	534,525
260,000	VERANO CENTER FL CDD	11/1/2012	5.00	260,000	238,885
1,240,000	VERMONT ST EDUCTNL & HLTH BLDGS FING AGY	12/1/2027	6.13	1,223,087	1,240,000
750,000	VIRGINIA ST HSG DEV AUTH	12/1/2038	4.60	746,254	754,448
1,000,000	VIRGINIA ST HSG DEV AUTH	12/1/2039	5.00	1,000,000	1,030,000
735,000	VIRGINIA ST HSG DEV AUTH CMWLTH MTGE	7/1/2025	6.00	735,000	810,484
1,000,000	VIRGINIA ST HSG DEV AUTH CMWLTH MTGE	7/1/2031	6.25	1,021,257	1,098,900
1,000,000	W CAMPUS HSG LLC AZ STUDENT HSG REVENUE	7/1/2025	5.00	882,941	928,460
230,000	W VLGS FL IMPT DIST	5/1/2037	5.50	230,000	102,752
500,000	WASHINGTON ST HLTH CARE FACS AUTH	3/1/2024	6.50	479,714	559,425
1,000,000	WASHINGTON ST HLTH CARE FACS AUTH	3/1/2029	7.12	975,793	1,129,840
750,000	WASHINGTON ST HLTH CARE FACS AUTH	11/15/2031	6.13	743,536	825,458
1,000,000	WASHINGTON ST HSG FIN COMMISSION	7/15/2029	4.75	1,000,000	1,023,960
250,000	WASHINGTON ST HSG FIN COMMISSION NONPROFIT REVENUE	1/1/2013	5.10	250,000	237,700
1,150,000	WASHINGTON ST HSG FIN COMMISSION NONPROFIT REVENUE	1/1/2017	5.25	1,147,447	988,782
500,000	WATERLOO IA CMNTY SCH DIST SCH INFRASTRUCTURE SALES & SVCS T	7/1/2029	5.00	500,000	519,965
420,000	WATERS EDGE FL CDD CAPITAL IMPT REVENUE(d)	11/1/2012	5.00	420,018	185,199
1,000,000	WISCONSIN ST GEN FUND ANNUAL APPROP REVENUE	5/1/2027	6.00	1,020,741	1,183,180
525,000	WISCONSIN ST HLTH & EDUCTNL FACS AUTH	2/15/2018	6.25	510,215	526,087
605,000	WISCONSIN ST HLTH & EDUCTNL FACS AUTH	11/15/2025	5.75	599,546	606,053
960,000	WISCONSIN ST HLTH & EDUCTNL FACS AUTH	2/15/2029	5.60	952,934	960,470

See accompanying notes to the financial statements.	66	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Tax-Exempt Bond Fund
December 31, 2011

Par/Shares	Security	Maturity date	Coupon rate	Cost	Fair value(a)	Percent of net assets
Municipal Bonds (Cont’d):
400,000	WISCONSIN ST HLTH & EDUCTNL FACS AUTH REVENUE	8/15/2023	5.60	$400,830	408,012
185,000	WISCONSIN ST HLTH & EDUCTNL FACS AUTH REVENUE	11/15/2023	6.00	191,725	192,039
500,000	WISCONSIN ST HLTH & EDUCTNL FACS AUTH REVENUE	8/15/2024	6.50	357,677	500,140
500,000	WISCONSIN ST HLTH & EDUCTNL FACS AUTH REVENUE	1/15/2025	5.65	501,698	510,280
500,000	WISCONSIN ST HLTH & EDUCTNL FACS AUTH REVENUE	7/1/2026	5.00	503,628	502,600
1,000,000	WISCONSIN ST HLTH & EDUCTNL FACS AUTH REVENUE	7/1/2030	5.75	1,025,607	1,057,820
500,000	WISCONSIN ST HLTH & EDUCTNL FACS AUTH REVENUE	2/15/2032	5.25	489,030	501,375
250,000	WISCONSIN ST HLTH & EDUCTNL FACS AUTH REVENUE	11/15/2032	6.00	260,780	255,360
750,000	WISCONSIN ST HLTH & EDUCTNL FACS AUTH REVENUE	4/15/2033	6.40	758,162	765,922
500,000	WISCONSIN ST HLTH & EDUCTNL FACS AUTH REVENUE	8/15/2034	6.75	505,274	503,700
1,000,000	WISCONSIN ST HLTH & EDUCTNL FACS AUTH REVENUE	12/1/2034	7.07	1,000,000	299,880
570,000	WOODHILL TX PUBLIC FAC CORP MF REVENUE	12/1/2015	7.25	566,156	570,274
405,000	WSTRN GENERATION AGY OR COGENERATION PROJ REVENUE	1/1/2021	5.00	406,984	371,328
500,000	WYOMING CMNTY DEV AUTH STUDENTHSG REV	7/1/2031	6.25	500,000	520,705
750,000	WYOMING ST CMNTY DEV AUTH HSG REVENUE	12/1/2023	5.25	758,090	806,498
355,000	ZEPHYR RIDGE FL CDD CAPITAL IMPT REVENUE(d)	5/1/2013	5.25	355,352	141,272
	Sub-total Municipal Bonds:			457,208,435	458,492,111	88.37%
Short-Term Investments:
11,769,850	NORTHERN INSTITUTIONAL TAX-EXEMPT PORTFOLIO, 0.03% (f)			11,769,850	11,769,850
	Sub-total Short-Term Investments:			11,769,850	11,769,850	2.27%
	Grand total(g)			$503,433,825	510,380,170	98.37%

See accompanying notes to the financial statements.	67	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Tax-Exempt Bond Fund
December 31, 2011

Notes to Schedule of Investments:

(a)	Securities are valued in accordance with procedures described in note 2 to the financial statements.
(b)	For zero coupon bonds, the interest rate disclosed represents the annualized effective yield on the date of acquisition.
(c)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly sold without registration under the Securities Act of 1933. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Board of Trustees of the Funds.

(d)	Currently non-income producing assets. For long-term debt securities, item identified is in default as to payment of interest and/or principal.
(e)	This security is being fair valued according to procedures adopted by the Board of Trustees.
(f)

The short-term investment is a money market portfolio of the investment company, Northern Institutional Funds. At December 31, 2010, the value of the Fund’s investment in the Tax-Exempt Portfolio of the Northern Institutional Funds was approximately $8,475,514 with net purchases of approximately $3,294,336 during the fiscal year ended December 31, 2011.

(g)

At December 31, 2011, the cost for Federal income tax purposes was $503,433,825. The aggregate gross unrealized appreciation and depreciation of investments in securities based on this cost were as follows:

Gross unrealized appreciation	$28,314,173
Gross unrealized depreciation	(21,367,828)
Net unrealized appreciation	$6,946,345

Diversification of investments representing geographic diversification, as a percentage of total invesments at fair value, is as follows:

Geographical Diversification	Percent
California	14.11%
Illinois	10.62
Texas	7.26
Florida	4.45
New Jersey	3.99
Indiana	3.95
Pennsylvania	3.89
Minnesota	3.29
Colorado	2.89
Massachusetts	2.66
Other	42.89
100.00%

See accompanying notes to the financial statements.	68	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments – Clearwater Tax-Exempt Bond Fund
December 31, 2011

See accompanying notes to the financial statements.	69	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater International Fund
December 31, 2011

Shares	Security	Cost	Fair value (a)	Percent of net assets
Common Stocks:
Australia:
26,184	AGL ENERGY LTD.	$342,599	383,601
51,722	ALUMINA LTD.	50,177	58,959
28,415	AMCOR LTD.	114,487	209,450
46,294	AMP LTD.	141,805	192,627
29,665	ASCIANO LTD.	129,579	136,475
4,112	ASX LTD.	84,309	128,555
46,617	AUSTRALIA & NEW ZEALAND BANKING GROUP LTD.	638,253	978,431
6,281	BENDIGO AND ADELAIDE BANK LTD.	52,780	51,563
179,910	BGP HOLDINGS PLC - (FRACTIONAL SHARES)(b)	-	-
58,575	BHP BILLITON LTD.	1,409,751	2,061,200
13,040	BORAL LTD.	38,661	47,993
17,400	BRAMBLES LTD.	64,294	127,368
8,400	CALTEX AUSTRALIA LTD.	105,590	101,077
2,393	CAMPBELL BROTHERS LTD.	117,246	119,853
121,633	CFS RETAIL PROPERTY TRUST	194,250	209,531
27,898	COCA-COLA AMATIL LTD.	299,576	328,281
971	COCHLEAR LTD.	35,893	61,547
28,762	COMMONWEALTH BANK OF AUSTRALIA	837,550	1,447,297
79,200	COMMONWEALTH PROPERTY OFFICE FUND	76,992	77,326
8,520	COMPUTERSHARE LTD.	47,795	69,770
18,353	CROWN LTD.	99,514	151,793
9,576	CSL LTD.	226,091	313,279
13,946	CSR LTD.	34,433	27,945
85,105	DEXUS PROPERTY GROUP	62,970	72,215
5,726	DULUXGROUP LTD.	5,840	16,918
12,777	ECHO ENTERTAINMENT GROUP LTD.(b)	35,384	46,894
24,200	EMECO HOLDINGS LTD.	30,149	23,875
38,735	FAIRFAX MEDIA LTD.	31,235	28,512
5,300	FLIGHT CENTRE LTD.	104,602	87,345
21,110	FORTESCUE METALS GROUP LTD.	37,574	92,154
93,686	GOODMAN GROUP	48,414	54,594
104,982	GPT GROUP	265,936	329,496
34,615	HARVEY NORMAN HOLDINGS LTD.	79,261	64,938
44,965	INCITEC PIVOT LTD.	117,225	142,966
47,825	INSURANCE AUSTRALIA GROUP LTD.	120,292	145,703
2,244	LEIGHTON HOLDINGS LTD.	29,819	43,680
10,015	LEND LEASE GROUP	61,130	73,310
9,837	MACQUARIE GROUP LTD.	195,127	239,251
55,748	METCASH LTD.	200,733	230,254
3,900	MINERAL RESOURCES LTD.	37,407	43,859
37,974	MIRVAC GROUP	50,570	45,810
41,258	NATIONAL AUSTRALIA BANK LTD.	706,058	985,322
10,628	NEWCREST MINING LTD.	289,672	321,618
165,887	ONESTEEL LTD.	355,418	118,716
10,126	ORICA LTD.	164,369	250,939
15,652	ORIGIN ENERGY LTD.	164,158	213,463
6,819	OZ MINERALS LTD.	25,768	69,783
60,703	PALADIN ENERGY LTD.(b)	104,577	85,021
416	PERPETUAL LTD.	7,027	8,689
130,032	QANTAS AIRWAYS LTD.(b)	239,257	194,089
15,800	QBE INSURANCE GROUP LTD.	218,199	209,182
20,800	RAMELIUS RESOURCES LTD.(b)	31,764	22,647
8,245	RIO TINTO LTD.	321,508	508,282
23,269	SANTOS LTD.	255,999	291,176
9,824	SONIC HEALTHCARE LTD.	79,849	113,291
10,500	SP AUSNET	9,788	10,091
10,100	SPOTLESS GROUP LTD.	18,131	24,575
132,929	STOCKLAND	390,281	433,518
49,573	SUNCORP GROUP LTD.	273,388	424,704
72,377	TABCORP HOLDINGS LTD.	177,152	202,004
100,846	TATTS GROUP LTD.	225,972	251,562
69,046	TELSTRA CORP. LTD.	158,437	235,061
55,889	TOLL HOLDINGS LTD.	302,168	241,121
13,099	TRANSURBAN GROUP	36,728	75,261
53,700	TREASURY WINE ESTATES LTD.	205,527	202,032
16,997	WESFARMERS LTD.	225,362	512,615
2,560	WESFARMERS LTD. - PPS	32,507	77,862

See accompanying notes to the financial statements.	70	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater International Fund
December 31, 2011

Shares	Security	Cost	Fair value (a)	Percent of net assets
Australia (Cont’d):
42,659	WESTFIELD GROUP	$253,085	340,611
35,413	WESTFIELD RETAIL TRUST	53,180	90,149
56,332	WESTPAC BANKING CORP.	771,371	1,151,814
7,677	WOODSIDE PETROLEUM LTD.	245,484	240,322
19,482	WOOLWORTHS LTD.	346,571	499,924
6,807	WORLEYPARSONS LTD.	151,071	178,640
		13,495,119	17,649,779	5.79%
Austria:
3,566	ERSTE GROUP BANK A.G.	63,769	62,700
33,719	IMMOFINANZ A.G.(b)	101,096	101,249
900	OESTERREICHISCHE POST A.G.	27,958	27,141
4,858	OMV A.G.	162,153	147,382
3,309	RAIFFEISEN BANK INTERNATIONAL A.G.	106,621	85,934
3,016	STRABAG S.E. (BEARER)	88,668	86,307
915	VERBUND A.G.	30,953	24,556
1,003	VIENNA INSURANCE GROUP A.G. WIENER VERSICHERUNG GRUPPE	49,973	39,750
11,446	VOESTALPINE A.G.	448,554	321,026
		1,079,745	896,045	0.29%
Belgium:
92,075	AGEAS	155,612	143,005
13,088	ANHEUSER-BUSCH INBEV N.V.	445,645	801,324
5,100	ANHEUSER-BUSCH INBEV N.V. ADR(c)	318,185	311,049
15,383	BELGACOM S.A.	496,582	482,616
1,645	COLRUYT S.A.	74,892	62,276
8,404	DELHAIZE GROUP S.A.	582,741	472,121
14,562	GROUPE BRUXELLES LAMBERT S.A.	1,232,472	970,824
2,869	KBC GROEP N.V.	50,323	36,134
400	MOBISTAR S.A.	25,537	20,962
625	SOLVAY S.A., CLASS A	36,847	51,496
7,091	UCB S.A.	261,400	298,368
2,966	UMICORE S.A.	53,114	122,344
		3,733,350	3,772,519	1.24%
Canada:
4,700	ADVANTAGE OIL & GAS LTD.(b)	36,288	19,559
4,044	AGNICO-EAGLE MINES LTD.	244,292	146,878
1,900	AGRIUM, INC.	106,809	127,514
12,134	AGRIUM, INC. (NEW YORK EXCHANGE)	599,550	814,313
7,100	ALIMENTATION COUCHE TARD, INC., CLASS B	176,962	220,898
400	ARC RESOURCES LTD.	8,963	9,854
3,000	ATCO LTD., CLASS I	102,722	177,370
9,300	AURICO GOLD, INC.(b)	84,169	74,755
12,593	BANK OF MONTREAL	453,760	690,222
20,946	BANK OF NOVA SCOTIA	628,249	1,043,320
18,364	BARRICK GOLD CORP.	620,486	830,971
3,479	BAYTEX ENERGY CORP.	151,408	194,441
7,800	BCE, INC.	164,418	325,026
11,627	BROOKFIELD ASSET MANAGEMENT, INC., CLASS A	172,468	319,510
11,740	CAE, INC.	85,345	113,878
2,700	CALFRAC WELL SERVICES LTD.	69,284	75,524
500	CAMECO CORP.	10,257	9,034
11,081	CAMECO CORP. (NEW YORK EXCHANGE)	198,977	200,012
8,340	CANADIAN IMPERIAL BANK OF COMMERCE	394,681	603,566
9,614	CANADIAN NATIONAL RAILWAY CO.	389,611	755,276
22,671	CANADIAN NATURAL RESOURCES LTD.	540,039	847,215
1,100	CANADIAN PACIFIC RAILWAY LTD.	50,079	74,504
3,842	CANADIAN PACIFIC RAILWAY LTD. (NEW YORK EXCHANGE)	120,622	259,988
2,200	CANADIAN TIRE CORP. LTD., CLASS A	131,124	142,293
3,400	CANADIAN UTILITIES LTD., CLASS A	173,027	205,358
15,213	CENOVUS ENERGY, INC.	314,780	505,072
2,300	CENTERRA GOLD, INC.	45,093	40,633
12,200	CGI GROUP, INC., CLASS A(b)	225,117	229,898
10,919	CGI GROUP, INC., CLASS A (NEW YORK EXCHANGE)(b)	90,696	205,823
3,100	COGECO CABLE, INC.	140,724	156,235
1,861	CRESCENT POINT ENERGY CORP.	38,774	82,107

See accompanying notes to the financial statements.	71	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater International Fund
December 31, 2011

Shares	Security	Cost	Fair value (a)	Percent of net assets
Canada (Cont’d):
4,200	DUNDEE CORP., CLASS A(b)	$97,479	97,242
12,278	ELDORADO GOLD CORP.	151,008	168,331
1,200	EMPIRE CO. LTD., CLASS A	71,754	69,617
15,872	ENBRIDGE, INC.	263,158	593,772
16,387	ENCANA CORP.	375,934	303,651
6,047	ENERPLUS CORP.	113,667	153,110
10,700	ENSIGN ENERGY SERVICES, INC.	171,153	170,652
660	FAIRFAX FINANCIAL HOLDINGS LTD.	270,775	283,081
349	FAIRFAX FINANCIAL HOLDINGS LTD. (OTC EXCHANGE)	107,219	150,489
2,800	GEORGE WESTON LTD.	200,720	187,118
3,052	GILDAN ACTIVEWEAR, INC.	33,435	57,347
14,604	GOLDCORP, INC.	479,947	646,227
11,200	HUDBAY MINERALS, INC.	110,573	111,463
8,203	IAMGOLD CORP.	91,103	130,018
7,165	IMPERIAL OIL LTD.	255,881	318,699
2,400	INMET MINING CORP.	149,124	154,286
200	INTACT FINANCIAL CORP.	11,023	11,489
6,600	IVANHOE MINES LTD.(b)	74,692	116,952
24,936	KINROSS GOLD CORP.	416,761	284,270
1,500	LAURENTIAN BANK OF CANADA	65,319	70,415
2,900	MACDONALD DETTWILER & ASSOCIATES LTD.	125,974	134,030
600	MAGNA INTERNATIONAL, INC.	15,163	20,022
6,538	MAGNA INTERNATIONAL, INC. (NEW YORK EXCHANGE)	86,809	217,781
900	MANITOBA TELECOM SERVICES, INC.	27,675	26,208
26,435	MANULIFE FINANCIAL CORP.	325,227	280,740
8,200	MAPLE LEAF FOODS, INC.	99,478	87,160
3,469	METHANEX CORP.	31,828	79,163
1,900	METHANEX CORP. (TORONTO EXCHANGE)	43,920	43,487
4,700	METRO, INC., CLASS A	227,622	249,096
100	NATIONAL BANK OF CANADA	6,671	7,080
7,600	NEO MATERIAL TECHNOLOGIES, INC.(b)	69,912	54,676
12,300	NEVSUN RESOURCES LTD.	74,157	68,328
8,650	NEW GOLD, INC.(b)	86,240	87,192
7,300	NEW GOLD, INC. (TORONTO EXCHANGE)(b)	82,539	73,653
10,200	NEXEN, INC.	204,786	162,277
11,881	NEXEN, INC. (NEW YORK EXCHANGE)	199,398	189,027
4,500	NUVISTA ENERGY LTD.(b)	47,576	23,143
1,641	OPEN TEXT CORP.(b)	72,477	83,921
1,300	PACE OIL AND GAS LTD.(b)	5,385	5,460
2,253	PAN AMERICAN SILVER CORP.	41,183	49,138
12,861	PENGROWTH ENERGY CORP.	127,732	132,916
15,200	PENN WEST PETROLEUM LTD.	378,105	301,200
12,367	PENN WEST PETROLEUM LTD. (NEW YORK EXCHANGE)	146,337	244,867
6,700	PETROBANK ENERGY & RESOURCES LTD.(b)	106,114	69,572
1,400	PETROMINERALES LTD.	35,257	22,754
16,494	POTASH CORP. OF SASKATCHEWAN, INC.	487,584	680,872
25,500	PRECISION DRILLING CORP.(b)	265,192	261,630
10,641	PROVIDENT ENERGY LTD.	33,300	103,111
4,500	QUEBECOR, INC., CLASS B	150,339	154,095
6,365	RESEARCH IN MOTION LTD.(b)	171,604	92,292
2,101	RITCHIE BROS. AUCTIONEERS, INC.	37,504	46,390
11,804	ROGERS COMMUNICATIONS, INC., CLASS B	297,724	454,572
27,302	ROYAL BANK OF CANADA	933,280	1,391,310
3,700	SAPUTO, INC.	151,722	141,734
600	SHAW COMMUNICATIONS, INC., CLASS B	12,390	11,925
9,661	SHAW COMMUNICATIONS, INC., CLASS B (NEW YORK EXCHANGE)	153,543	191,964
17,300	SHERRITT INTERNATIONAL CORP.	124,690	92,707
1,000	SHOPPERS DRUG MART CORP.	39,932	40,377
6,863	SILVER WHEATON CORP.	71,004	198,752
200	SNC-LAVALIN GROUP, INC.	5,085	10,027
13,665	SUN LIFE FINANCIAL, INC.	280,304	253,076
28,437	SUNCOR ENERGY, INC.	680,912	819,839
21,947	TALISMAN ENERGY, INC.	254,929	279,824
12,276	TECK RESOURCES LTD., CLASS B	103,421	431,992
4,274	TELUS CORP. (NON VOTING)	113,886	228,873
400	TIM HORTONS, INC.	18,783	19,378

See accompanying notes to the financial statements.	72	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater International Fund
December 31, 2011

Shares	Security	Cost	Fair value (a)	Percent of net assets
Canada (Cont’d):
4,489	TIM HORTONS, INC. (NEW YORK EXCHANGE)	$137,057	217,357
16,563	TORONTO-DOMINION BANK (THE)	671,143	1,239,078
13,170	TRANSALTA CORP.	255,566	271,565
14,285	TRANSCANADA CORP.	389,230	623,826
5,900	TRANSFORCE, INC.	72,666	74,989
6,000	TRICAN WELL SERVICE LTD.	109,274	103,348
5,968	VALEANT PHARMACEUTICALS INTERNATIONAL, INC.(b)	117,465	278,646
2,256	VERMILION ENERGY, INC.	83,841	100,458
1,700	WEST FRASER TIMBER CO. LTD.	67,344	69,076
9,900	YAMANA GOLD, INC.	97,087	145,942
19,653	YAMANA GOLD, INC. (NEW YORK EXCHANGE)	186,540	288,703
		19,321,405	25,609,895	8.39%
China:
210,000	ANHUI EXPRESSWAY CO. LTD., CLASS H	172,455	123,287
10,000	CHINA MINZHONG FOOD CORP. LTD.(b)	10,321	6,284
39,000	HAIER ELECTRONICS GROUP CO. LTD.(b)	33,373	34,897
269,930	INDUSTRIAL & COMMERCIAL BANK OF CHINA, CLASS H	213,123	160,208
		429,272	324,676	0.11%
Denmark:
10	A.P. MOLLER - MAERSK A/S, CLASS A	46,408	62,403
30	A.P. MOLLER - MAERSK A/S, CLASS B	161,539	198,075
18,066	CARLSBERG A/S, CLASS B	1,367,629	1,273,964
300	COLOPLAST A/S, CLASS B	27,666	43,146
13,100	DANSKE BANK A/S(b)	138,182	166,394
4,000	DSV A/S	31,768	71,736
200	FLSMIDTH & CO. A/S	6,013	11,753
11,700	H. LUNDBECK A/S	226,537	220,014
9,900	NOVO-NORDISK A/S, CLASS B	554,060	1,137,678
2,500	NOVOZYMES A/S, CLASS B	39,158	77,177
12,746	PANDORA A/S	88,977	119,842
325	TOPDANMARK A/S(b)	33,362	50,645
		2,721,299	3,432,827	1.12%
Finland:
1,907	CARGOTEC OYJ, CLASS B	84,966	56,719
1,805	ELISA OYJ	21,851	37,682
7,306	FORTUM OYJ	150,746	155,929
18,000	KEMIRA OYJ	247,726	213,867
1,396	KESKO OYJ, CLASS B	30,705	46,905
1,628	KONE OYJ, CLASS B	35,674	84,494
5,078	METSO OYJ	59,357	188,298
13,359	NESTE OIL OYJ	131,411	134,951
59,752	NOKIA OYJ	345,692	291,710
2,240	NOKIAN RENKAAT OYJ	31,307	72,132
12,778	OUTOKUMPU OYJ	101,492	84,015
10,565	POHJOLA BANK PLC, CLASS A	85,425	102,692
5,573	SAMPO OYJ, CLASS A	77,600	138,274
559	SANOMA OYJ	6,931	6,414
15,829	STORA ENSO OYJ, CLASS R	75,698	94,814
9,000	TIETO OYJ	122,401	128,134
11,934	UPM-KYMMENE OYJ	99,928	131,445
634	WARTSILA OYJ	7,249	18,315
		1,716,159	1,986,790	0.65%
France:
15,275	ACCOR S.A.	595,716	387,198
551	AEROPORTS DE PARIS	28,858	37,797
5,432	AIR FRANCE-KLM(b)	38,168	27,932
5,518	AIR LIQUIDE S.A.	508,863	682,688
89,279	ALCATEL-LUCENT(b)	261,835	139,471
2,297	ALSTOM S.A.	87,870	69,656
10,833	ARCELORMITTAL	204,661	198,116
2,808	ARKEMA S.A.	73,140	198,798
608	ATOS	15,429	26,685
27,416	AXA S.A.	373,813	356,436
819	BIOMERIEUX	79,843	58,555
18,641	BNP PARIBAS S.A.	813,238	732,244
7,036	BOUYGUES S.A.	250,920	221,699

See accompanying notes to the financial statements.	73	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater International Fund
December 31, 2011

Shares	Security	Cost	Fair value (a)	Percent of net assets
France (Cont’d):
735	BUREAU VERITAS S.A.	$29,322	53,558
1,862	CAP GEMINI S.A.	62,328	58,188
5,422	CARREFOUR S.A.	147,570	123,615
2,177	CASINO GUICHARD PERRACHON S.A.	172,738	183,372
648	CHRISTIAN DIOR S.A.	36,000	76,833
8,977	CIE DE SAINT-GOBAIN	309,749	344,670
7,231	CIE GENERALE DES ESTABLISSEMENTS MICHELIN, CLASS B	443,942	427,469
3,462	CIE GENERALE D’OPTIQUE ESSILOR INTERNATIONAL S.A.	134,447	244,427
20,236	CNP ASSURANCES	315,458	250,858
9,764	DANONE	490,226	613,796
812	DASSAULT SYSTEMES S.A.	31,122	65,086
3,633	EDENRED	65,572	89,434
1,536	EURAZEO	53,525	54,660
3,941	EUTELSAT COMMUNICATIONS S.A.	92,604	153,788
32,283	FRANCE TELECOM S.A.	572,425	507,039
24,659	GDF SUEZ	721,519	674,058
564	GECINA S.A.	51,331	47,448
648	HERMES INTERNATIONAL	64,252	193,193
304	ILIAD S.A.	29,549	37,516
2,335	KLEPIERRE	57,367	66,608
4,713	LAFARGE S.A.	166,939	165,674
5,451	LAGARDERE S.C.A.	132,733	143,924
3,554	LEGRAND S.A.	61,802	114,307
3,491	L’OREAL S.A.	255,535	364,629
3,812	LVMH MOET HENNESSY LOUIS VUITTON S.A.	284,586	539,757
41,178	NATIXIS	92,351	103,607
991	NEOPOST S.A.	83,847	66,774
2,898	PERNOD-RICARD S.A.	177,566	268,784
10,344	PEUGEOT S.A.	168,977	162,129
1,531	PPR	112,344	219,258
40,596	PUBLICIS GROUPE S.A.	1,432,100	1,867,625
5,954	RENAULT S.A.	173,471	206,524
4,202	SAFRAN S.A.	40,399	126,202
30,836	SANOFI	1,902,383	2,264,915
9,202	SCHNEIDER ELECTRIC S.A.	387,172	484,497
1,813	SCOR S.E.	36,441	42,378
3,311	SES S.A.	62,443	79,472
5,823	SOCIETE GENERALE S.A.	158,425	129,667
36,045	SOCIETE TELEVISION FRANCAISE 1	365,148	351,852
7,071	SODEXO	363,938	507,653
13,444	SODEXO PRIME FIDELITE(b)	721,006	965,194
30,250	SUEZ ENVIRONNEMENT CO.	464,566	348,491
2,589	TECHNIP S.A.	116,011	243,342
2,172	THALES S.A.	86,735	68,593
77,940	TOTAL S.A.	4,118,434	3,984,606
1,568	UNIBAIL-RODAMCO S.E.	177,708	281,888
3,072	VALLOUREC S.A.	191,446	199,437
5,000	VEOLIA ENVIRONNEMENT S.A.	70,640	54,806
8,329	VINCI S.A.	346,780	363,934
25,193	VIVENDI S.A.	569,279	551,707
		20,534,605	22,674,517	7.43%
Germany:
2,785	ADIDAS A.G.	94,549	181,166
9,809	ALLIANZ S.E. (REGISTERED)	984,216	938,331
2,459	AURUBIS A.G.	142,179	131,124
24,026	BASF S.E.	1,152,067	1,675,782
12,500	BAYER A.G. (REGISTERED)	629,487	799,217
14,464	BAYERISCHE MOTOREN WERKE A.G.	786,641	968,971
828	BEIERSDORF A.G.	35,556	46,960
4,000	BILFINGER BERGER S.E.	273,213	341,068
7,652	CELESIO A.G.	109,250	121,223
916	CONTINENTAL A.G.(b)	47,943	57,019
17,639	DAIMLER A.G. (REGISTERED)	589,913	774,386
10,725	DEUTSCHE BANK A.G. (REGISTERED)	416,479	408,591
2,057	DEUTSCHE BOERSE A.G.(b)	105,574	107,851

See accompanying notes to the financial statements.	74	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater International Fund
December 31, 2011

Shares	Security	Cost	Fair value (a)	Percent of net assets
Germany (Cont’d):
3,261	DEUTSCHE LUFTHANSA A.G. (REGISTERED)	$35,709	38,767
19,219	DEUTSCHE POST A.G. (REGISTERED)	228,974	295,512
41,318	DEUTSCHE TELEKOM A.G. (REGISTERED)	511,289	474,074
23,204	E.ON A.G.	589,190	500,641
4,168	FRESENIUS MEDICAL CARE A.G. & CO. KGAA	184,299	283,214
1,848	FRESENIUS S.E. & CO. KGAA	99,809	170,968
2,738	GEA GROUP A.G.	27,680	77,431
13,631	HANNOVER RUECKVERSICHERUNG A.G. (REGISTERED)	689,309	676,142
34,628	HEIDELBERGCEMENT A.G.	1,710,609	1,469,592
10,464	HENKEL A.G. & CO. KGAA	419,473	506,521
1,550	HOCHTIEF A.G.	59,506	89,664
21,437	INFINEON TECHNOLOGIES A.G.	120,692	161,368
2,921	K+S A.G. (REGISTERED)	149,718	132,018
5,523	LANXESS A.G.	299,998	285,932
2,642	LINDE A.G.	210,857	393,070
2,275	MAN S.E.	122,285	202,286
1,310	MERCK KGAA	110,683	130,605
4,523	METRO A.G.	157,225	165,083
4,041	MUENCHENER RUECKVERSICHERUNGS A.G. (REGISTERED)	512,591	495,717
10,061	RWE A.G.	298,363	353,540
1,458	SALZGITTER A.G.	79,130	72,897
17,103	SAP A.G.	683,559	904,258
13,593	SIEMENS A.G. (REGISTERED)	846,647	1,300,837
4,300	SIEMENS A.G. ADR(c)	450,971	411,123
4,500	SUEDZUCKER A.G.	150,087	143,568
6,245	THYSSENKRUPP A.G.	125,145	143,267
7,071	TUI A.G.(b)	57,698	43,901
493	VOLKSWAGEN A.G.	49,099	66,137
517	WACKER CHEMIE A.G.	55,413	41,587
		14,403,075	16,581,409	5.44%
Greece:
6,991	COCA COLA HELLENIC BOTTLING CO. S.A.(b)	108,814	119,890
38,799	NATIONAL BANK OF GREECE S.A.(b)	320,607	81,351
		429,421	201,241	0.07%
Hong Kong:
94,800	AIA GROUP LTD.	287,504	295,974
23,100	BANK OF EAST ASIA LTD.	41,005	87,436
46,000	BOC HONG KONG HOLDINGS LTD.	63,016	108,970
26,000	CATHAY PACIFIC AIRWAYS LTD.	31,809	44,587
252,000	CHAMPION REIT	99,702	94,736
20,000	CHEUNG KONG HOLDINGS LTD.	172,258	237,922
11,000	CHEUNG KONG INFRASTRUCTURE HOLDINGS LTD.	51,146	64,437
33,000	CHOW SANG SANG HOLDINGS INTERNATIONAL LTD.	90,252	74,351
36,500	CLP HOLDINGS LTD.	253,113	310,384
27,800	ESPRIT HOLDINGS LTD.	38,689	35,863
18,000	GALAXY ENTERTAINMENT GROUP LTD.(b)	39,054	33,000
83,123	GUOCO GROUP LTD.	703,310	773,200
17,000	HANG LUNG GROUP LTD.	50,690	93,128
30,000	HANG LUNG PROPERTIES LTD.	64,007	85,358
11,500	HANG SENG BANK LTD.	124,740	136,435
13,000	HENDERSON LAND DEVELOPMENT CO. LTD.	45,544	64,605
110,110	HONG KONG & CHINA GAS CO. LTD.	149,918	255,172
18,900	HONG KONG EXCHANGES AND CLEARING LTD.	202,799	301,972
400	HOPEWELL HIGHWAY INFRASTRUCTURE LTD.	229	200
4,000	HOPEWELL HOLDINGS LTD.	10,853	10,228
48,000	HOPSON DEVELOPMENT HOLDINGS LTD.	75,765	24,905
36,000	HUTCHISON WHAMPOA LTD.	189,637	301,497
116,000	JOHNSON ELECTRIC HOLDINGS LTD.	64,368	64,069
27,000	KERRY PROPERTIES LTD.	90,767	89,337
50,000	KINGBOARD CHEMICAL HOLDINGS LTD.	180,015	148,058
150,000	LI & FUNG LTD.	208,513	277,705
104,500	LINK REIT (THE)	296,460	384,782
16,500	MTR CORP.	38,268	53,426
190,000	NEW WORLD DEVELOPMENT LTD.	230,135	153,130
216,000	NOBLE GROUP LTD.	331,689	188,179
154,500	NWS HOLDINGS LTD.	215,741	227,556

See accompanying notes to the financial statements.	75	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater International Fund
December 31, 2011

Shares	Security	Cost	Fair value (a)	Percent of net assets
Hong Kong (Cont’d):
37,000	PACIFIC ANDES RESOURCES DEVELOPMENT LTD.	$5,907	5,534
284,000	PCCW LTD.	110,273	97,625
81,000	POWER ASSETS HOLDINGS LTD.	509,060	599,112
31,200	SANDS CHINA LTD.(b)	71,562	88,170
22,000	SHANGRI-LA ASIA LTD.	29,501	37,954
59,400	SINO LAND CO. LTD.	80,601	84,581
2,800	SINO-FOREST CORP.(b)	50,555	13,218
105,000	SJM HOLDINGS LTD.	192,849	171,412
23,000	SUN HUNG KAI PROPERTIES LTD.	222,078	288,268
19,000	SWIRE PACIFIC LTD., CLASS A	143,178	229,328
13,000	TELEVISION BROADCASTS LTD.	71,193	78,831
37,000	WHARF HOLDINGS LTD.	91,952	167,202
22,000	WHEELOCK & CO. LTD.	39,213	54,496
30,000	WYNN MACAU LTD.	50,423	75,316
53,500	YUE YUEN INDUSTRIAL HOLDINGS LTD.	123,576	169,098
		6,232,917	7,180,747	2.35%
Ireland:
16,590	ACCENTURE PLC, CLASS A	573,657	883,086
31,362	COVIDIEN PLC	1,134,423	1,411,604
14,588	CRH PLC	212,444	289,978
3,489	CRH PLC (DUBLIN EXCHANGE)	62,091	69,362
9,600	DCC PLC	234,006	227,130
6,124	ELAN CORP. PLC(b)	36,901	84,968
93,651	EXPERIAN PLC	710,182	1,273,290
33,826	ICON PLC ADR(b)(c)	672,709	578,763
1,776	KERRY GROUP PLC, CLASS A	35,054	65,017
11,192	SHIRE PLC	130,296	389,848
1,700	SHIRE PLC ADR(c)	160,981	176,630
17,323	SMURFIT KAPPA GROUP PLC(b)	101,972	104,705
58,632	WPP PLC	556,646	615,062
		4,621,362	6,169,443	2.02%
Israel:
85,992	BANK HAPOALIM BM	356,731	280,247
18,000	BANK LEUMI LE-ISRAEL BM	61,393	51,530
25,562	BEZEQ THE ISRAELI TELECOMMUNICATION CORP. LTD.	53,201	46,831
2,000	ELBIT SYSTEMS LTD.	89,922	82,131
53	ISRAEL (THE) CORP. LTD.	37,899	33,099
8,857	ISRAEL CHEMICALS LTD.	105,188	91,801
96,000	ISRAEL DISCOUNT BANK LTD., CLASS A(b)	159,546	128,470
33,339	MIZRAHI TEFAHOT BANK LTD.	308,269	263,580
6,816	PARTNER COMMUNICATIONS CO. LTD.	65,918	60,201
11,598	TEVA PHARMACEUTICAL INDUSTRIES LTD. ADR(c)	504,674	468,095
		1,742,741	1,505,985	0.49%
Italy:
12,000	ACEA S.P.A.	120,512	75,917
26,031	ASSICURAZIONI GENERALI S.P.A.	405,603	391,831
4,848	ATLANTIA S.P.A.	76,988	77,618
12,162	AUTOGRILL S.P.A.	72,812	118,687
91,413	BANCO POPOLARE SCARL	152,031	118,314
6,300	DANIELI & C OFFICINE MECCANICHE S.P.A.	146,810	132,991
171,832	ENEL S.P.A.	891,273	699,221
40,243	ENI S.P.A.	752,356	833,892
5,619	EXOR S.P.A.	100,186	113,088
24,375	FIAT INDUSTRIAL S.P.A.(b)	141,398	209,006
10,667	FIAT S.P.A.	28,452	49,012
36,000	FINMECCANICA S.P.A.	441,396	133,166
90,049	INTESA SANPAOLO S.P.A.	161,397	150,814
1,095	LUXOTTICA GROUP S.P.A.	14,342	30,754
72,000	MEDIASET S.P.A.	191,613	199,236
19,771	MEDIOBANCA S.P.A.	152,640	113,769
34,777	MEDIOLANUM S.P.A.	120,164	135,393
2,966	PRYSMIAN S.P.A.	29,515	36,834
3,842	SAIPEM S.P.A.	66,811	163,350
40,318	SNAM RETE GAS S.P.A.	174,297	177,734
15,445	SOCIETA INIZIATIVE AUTOSTRADALI E SERVIZI S.P.A.	128,115	116,343
5,059	TENARIS S.A.	50,651	93,502
22,370	TERNA RETE ELETTRICA NAZIONALE S.P.A.	71,955	75,394

See accompanying notes to the financial statements.	76	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater International Fund
December 31, 2011

Shares	Security	Cost	Fair value (a)	Percent of net assets
Italy (Cont’d):
9,971	UNICREDIT S.P.A.	$116,338	82,848
49,543	UNIONE DI BANCHE ITALIANE S.C.P.A.	270,288	203,012
		4,877,943	4,531,726	1.49%
Japan:
24,300	ADERANS CO. LTD.(b)	283,683	312,555
44,000	AEON CO. LTD.	321,555	604,245
4,800	AEON CREDIT SERVICE CO. LTD.	49,903	75,833
1,100	AEON MALL CO. LTD.	23,091	23,352
2,300	AISIN SEIKI CO. LTD.	37,584	65,562
17,000	AJINOMOTO CO., INC.	136,093	204,083
88,000	ALL NIPPON AIRWAYS CO. LTD.	271,021	245,814
2,000	AMADA CO. LTD.	10,582	12,681
15,000	ASAHI GLASS CO. LTD.	80,697	125,895
11,100	ASAHI GROUP HOLDINGS LTD.	182,090	243,722
74,000	ASAHI KASEI CORP.	409,280	446,103
7,600	ASTELLAS PHARMA, INC.	243,758	309,060
11,000	BANK OF KYOTO (THE) LTD.	98,298	94,753
37,000	BANK OF YOKOHAMA (THE) LTD.	164,514	174,980
1,300	BENESSE HOLDINGS, INC.	48,395	62,915
13,800	BRIDGESTONE CORP.	205,726	312,867
22,500	BROTHER INDUSTRIES LTD.	255,948	276,249
29,100	CANON, INC.	925,802	1,289,238
29	CENTRAL JAPAN RAILWAY CO.	162,730	244,905
5,200	CENTURY TOKYO LEASING CORP.	101,825	98,300
15,000	CHIBA BANK (THE) LTD.	81,968	96,663
18,000	CHUBU ELECTRIC POWER CO., INC.	308,559	336,059
1,900	CHUGAI PHARMACEUTICAL CO. LTD.	30,706	31,326
11,800	CHUGOKU ELECTRIC POWER (THE) CO., INC.	185,442	206,814
7,900	CITIZEN HOLDINGS CO. LTD.	31,581	45,880
4,500	COCA-COLA WEST CO. LTD.	76,049	78,051
73,219	CREDIT SAISON CO. LTD.	908,590	1,467,828
42,000	DAI NIPPON PRINTING CO. LTD.	418,468	403,800
5,000	DAIHATSU MOTOR CO. LTD.	40,684	89,257
38	DAI-ICHI LIFE INSURANCE CO. (THE) LTD.	42,668	37,374
13,100	DAIICHI SANKYO CO. LTD.	225,226	259,724
4,200	DAIKIN INDUSTRIES LTD.	122,580	115,029
14,500	DAINIPPON SUMITOMO PHARMA CO. LTD.	131,146	165,216
1,200	DAITO TRUST CONSTRUCTION CO. LTD.	42,344	102,899
10,000	DAIWA HOUSE INDUSTRY CO. LTD.	93,050	119,269
16,000	DAIWA SECURITIES GROUP, INC.	68,411	49,890
1,300	DENA CO. LTD.	40,158	38,999
4,000	DENKI KAGAKU KOGYO K.K.	7,188	14,811
8,200	DENSO CORP.	185,234	226,497
2,900	DENTSU, INC.	48,680	88,505
13,000	DOWA HOLDINGS CO. LTD.	55,385	82,254
7,000	EAST JAPAN RAILWAY CO.	392,789	445,635
6,000	EBARA CORP.	23,162	20,658
7,000	EDION CORP.	63,084	57,114
3,800	EISAI CO. LTD.	120,732	157,246
9,500	ELECTRIC POWER DEVELOPMENT CO. LTD.	237,649	252,655
1,800	FAMILYMART CO. LTD.	52,590	72,731
3,300	FANUC CORP.	276,592	505,062
1,100	FAST RETAILING CO. LTD.	136,395	200,081
47,000	FUJI ELECTRIC CO. LTD.	121,832	128,844
41,000	FUJI HEAVY INDUSTRIES LTD.	229,647	247,698
20,300	FUJIFILM HOLDINGS CORP.	551,524	480,804
31,000	FUJITSU LTD.	124,538	161,104
72,000	FUKUOKA FINANCIAL GROUP, INC.	279,237	302,149
15,000	FURUKAWA ELECTRIC CO. LTD.	48,082	34,495
1	GEO CORP.	1,033	1,038
1,600	GREE, INC.	53,031	55,129
6,000	GUNMA BANK (THE) LTD.	31,571	32,975
12,000	HACHIJUNI BANK (THE) LTD.	67,350	68,442
400	HAJIME CONSTRUCTION CO. LTD.	7,780	8,222
2,720	HAKUHODO DY HOLDINGS, INC.	146,468	156,199
73,000	HANKYU HANSHIN HOLDINGS, INC.	308,754	307,294
500	HIROSE ELECTRIC CO. LTD.	48,402	43,849

See accompanying notes to the financial statements.	77	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater International Fund
December 31, 2011

Shares	Security	Cost	Fair value (a)	Percent of net assets
Japan (Cont’d):
7,000	HIROSHIMA BANK (THE) LTD.	$26,154	32,559
600	HISAMITSU PHARMACEUTICAL CO., INC.	17,668	25,413
3,400	HITACHI CAPITAL CORP.	42,103	47,133
3,000	HITACHI CHEMICAL CO. LTD.	54,135	52,853
102,000	HITACHI LTD.	318,968	535,386
13,500	HITACHI LTD. ADR(c)	717,502	703,890
25,000	HOKUHOKU FINANCIAL GROUP, INC.	45,996	48,721
38,400	HONDA MOTOR CO. LTD.	1,057,440	1,171,426
1,100	HOSHIZAKI ELECTRIC CO. LTD.	24,052	25,839
4,800	HOYA CORP.	101,897	103,398
1,600	IBIDEN CO. LTD.	37,951	31,639
2,700	IDEMITSU KOSAN CO. LTD.	271,144	278,529
24,000	IHI CORP.	31,334	58,309
52	INPEX CORP.	293,098	327,665
9,800	ISETAN MITSUKOSHI HOLDINGS LTD.	85,535	102,751
31,000	ISUZU MOTORS LTD.	66,138	143,383
28,000	ITOCHU CORP.	163,531	284,479
7,700	ITOCHU ENEX CO. LTD.	42,905	43,218
8,000	J. FRONT RETAILING CO. LTD.	31,099	38,665
2,000	JACCS CO. LTD.	5,850	5,977
2,200	JAPAN PETROLEUM EXPLORATION CO.	89,226	86,035
6	JAPAN REAL ESTATE INVESTMENT CORP.	46,693	46,772
51	JAPAN RETAIL FUND INVESTMENT CORP.	70,217	75,537
6,000	JAPAN SECURITIES FINANCE CO. LTD.	34,653	27,128
22,000	JAPAN STEEL WORKS (THE) LTD.	126,429	152,919
77	JAPAN TOBACCO, INC.	200,326	362,147
3,400	JFE HOLDINGS, INC.	76,281	61,578
4,000	JGC CORP.	53,048	96,039
5,100	JS GROUP CORP.	59,682	97,735
3,100	JSR CORP.	39,530	57,192
5,000	JTEKT CORP.	36,670	49,176
45	JUPITER TELECOMMUNICATIONS CO. LTD.	27,159	45,603
45,180	JX HOLDINGS, INC.	203,020	272,951
7,000	KAJIMA CORP.	15,004	21,463
11,000	KAMIGUMI CO. LTD.	72,240	94,896
30,000	KANEKA CORP.	168,655	159,805
7,600	KANSAI ELECTRIC POWER (THE) CO., INC.	113,716	116,614
2,000	KANSAI PAINT CO. LTD.	10,449	17,851
61,700	KAO CORP.	1,548,698	1,685,815
35,000	KAWASAKI HEAVY INDUSTRIES LTD.	71,135	87,308
50	KDDI CORP.	240,697	321,559
13,000	KEIKYU CORP.	95,310	116,710
5,000	KEIO CORP.	28,322	35,274
30,000	KEISEI ELECTRIC RAILWAY CO. LTD.	170,073	220,609
10,200	KEWPIE CORP.	129,359	145,111
710	KEYENCE CORP.	131,805	171,207
6,000	KIKKOMAN CORP.	52,867	68,911
7,000	KINDEN CORP.	60,585	59,115
49,000	KINTETSU CORP.	153,011	191,623
15,000	KIRIN HOLDINGS CO. LTD.	169,540	182,412
57,000	KOBE STEEL LTD.	90,912	88,127
1,500	KOHNAN SHOJI CO. LTD.	23,819	24,653
15,100	KOMATSU LTD.	187,238	352,934
2,300	KONAMI CORP.	36,513	68,879
3,800	KOSE CORP.	96,604	95,236
3,100	K’S HOLDINGS CORP.	132,959	122,842
21,000	KUBOTA CORP.	129,773	175,981
5,500	KURARAY CO. LTD.	46,234	78,246
4,300	KURITA WATER INDUSTRIES LTD.	96,931	111,734
2,700	KYOCERA CORP.	198,000	217,140
3,000	KYOWA HAKKO KIRIN CO. LTD.	23,089	36,716
13,300	KYUSHU ELECTRIC POWER CO., INC.	205,903	190,423
2,800	LAWSON, INC.	120,035	174,798
17,000	LION CORP.	100,035	100,495
2,000	MAKITA CORP.	45,574	64,728
27,000	MARUBENI CORP.	91,249	164,521
6,500	MARUI GROUP CO. LTD.	32,287	50,670
53,000	MAZDA MOTOR CORP.(b)	117,012	93,648

See accompanying notes to the financial statements.	78	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater International Fund
December 31, 2011

Shares	Security	Cost	Fair value (a)	Percent of net assets
Japan (Cont’d):
5,200	MEIJI HOLDINGS CO. LTD.	$201,937	215,854
49,500	MITSUBISHI CHEMICAL HOLDINGS CORP.	206,621	272,682
28,300	MITSUBISHI CORP.	464,235	571,745
32,000	MITSUBISHI ELECTRIC CORP.	148,393	306,826
27,000	MITSUBISHI ESTATE CO. LTD.	353,310	403,410
17,000	MITSUBISHI GAS CHEMICAL CO., INC.	75,149	94,311
57,000	MITSUBISHI HEAVY INDUSTRIES LTD.	185,317	242,904
4,000	MITSUBISHI LOGISTICS CORP.	45,017	44,434
122,000	MITSUBISHI MATERIALS CORP.	329,608	331,277
5,000	MITSUBISHI TANABE PHARMA CORP.	54,031	79,123
353,269	MITSUBISHI UFJ FINANCIAL GROUP, INC.	1,706,666	1,500,855
2,700	MITSUBISHI UFJ LEASE & FINANCE CO. LTD.	83,878	106,991
71,000	MITSUI & CO. LTD.	824,847	1,104,175
16,000	MITSUI CHEMICALS, INC.	40,819	48,851
20,000	MITSUI FUDOSAN CO. LTD.	254,116	291,547
3,000	MITSUI MINING & SMELTING CO. LTD.	5,391	7,756
34,000	MITSUI O.S.K. LINES LTD.	137,301	131,638
437,020	MIZUHO FINANCIAL GROUP, INC.	723,730	590,500
17,000	MORINAGA MILK INDUSTRY CO. LTD.	68,235	65,819
14,180	MS&AD INSURANCE GROUP HOLDINGS	303,657	262,713
3,600	MURATA MANUFACTURING CO. LTD.	162,615	184,984
900	NAGASE & CO. LTD.	9,638	9,810
65,000	NAGOYA RAILROAD CO. LTD.	171,000	174,811
1,500	NAMCO BANDAI HOLDINGS, INC.	14,652	21,359
41,000	NEC CORP.(b)	114,733	83,099
3,000	NGK INSULATORS LTD.	44,485	35,625
3,000	NGK SPARK PLUG CO. LTD.	28,359	37,223
1,600	NIDEC CORP.	75,128	139,069
11,100	NIFCO, INC.	255,342	310,205
7,800	NIKON CORP.	115,961	173,696
2,200	NINTENDO CO. LTD.	369,606	302,980
11	NIPPON BUILDING FUND, INC.	90,970	90,037
21,000	NIPPON ELECTRIC GLASS CO. LTD.	218,680	207,903
72,000	NIPPON EXPRESS CO. LTD.	269,535	280,633
6,000	NIPPON MEAT PACKERS, INC.	72,315	74,524
11,000	NIPPON SHEET GLASS CO. LTD.	30,764	20,580
48,000	NIPPON STEEL CORP.	129,984	119,737
21,300	NIPPON TELEGRAPH & TELEPHONE CORP.	944,460	1,088,955
90,000	NIPPON YUSEN K.K.	331,990	230,353
91,000	NISHI-NIPPON CITY BANK (THE) LTD.	250,065	261,288
5,000	NISSAN CHEMICAL INDUSTRIES LTD.	50,851	48,396
97,600	NISSAN MOTOR CO. LTD.	667,688	877,489
2,500	NISSHIN SEIFUN GROUP, INC.	25,731	30,305
3,000	NISSHINBO HOLDINGS, INC.	23,700	27,050
1,300	NISSIN FOODS HOLDINGS CO. LTD.	47,622	50,923
600	NITORI HOLDINGS CO. LTD.	33,819	56,283
12,100	NITTO DENKO CORP.	399,272	432,947
3,800	NKSJ HOLDINGS, INC.	92,673	74,550
43,100	NOMURA HOLDINGS, INC.	145,794	130,472
12	NOMURA REAL ESTATE OFFICE FUND, INC.	60,411	61,661
2,700	NOMURA RESEARCH INSTITUTE LTD.	43,930	61,038
6,000	NSK LTD.	24,006	38,977
2,000	NTN CORP.	5,258	8,055
81	NTT DATA CORP.	248,643	258,674
284	NTT DOCOMO, INC.	404,857	522,108
12,000	OBAYASHI CORP.	48,665	53,320
8,000	ODAKYU ELECTRIC RAILWAY CO. LTD.	62,234	77,330
13,000	OJI PAPER CO. LTD.	49,994	66,715
4,000	OLYMPUS CORP.	61,766	52,593
7,300	OMRON CORP.	99,962	146,723
1,400	ONO PHARMACEUTICAL CO. LTD.	60,256	78,577
8,000	ONWARD HOLDINGS CO. LTD.	54,094	58,725
800	ORIENTAL LAND CO. LTD.	50,479	84,502
5,630	ORIX CORP.	333,643	465,212
120,000	OSAKA GAS CO. LTD.	446,292	473,959
1,700	OTSUKA HOLDINGS CO. LTD.	46,385	47,796
20,100	PANASONIC CORP.	218,199	170,789
108	RAKUTEN, INC.(b)	55,805	116,182

See accompanying notes to the financial statements.	79	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater International Fund
December 31, 2011

Shares	Security	Cost	Fair value (a)	Percent of net assets
Japan (Cont’d):
17,000	RENGO CO. LTD.	$111,253	118,607
39,000	RICOH CO. LTD.	454,497	339,995
2,100	RICOH LEASING CO. LTD.	46,154	46,955
1,200	RINNAI CORP.	52,047	85,905
1,800	ROHM CO. LTD.	99,465	83,956
15,481	SANKYO CO. LTD.	810,847	783,415
800	SANRIO CO. LTD.	41,411	41,108
2,600	SANTEN PHARMACEUTICAL CO. LTD.	85,886	107,082
35,000	SAPPORO HOKUYO HOLDINGS, INC.	109,166	125,505
1,532	SBI HOLDINGS, INC.	124,129	112,260
3,400	SECOM CO. LTD.	133,812	156,817
4,100	SEGA SAMMY HOLDINGS, INC.	38,822	88,585
7,700	SEIKO EPSON CORP.	110,865	102,342
31,930	SEINO HOLDINGS CORP.	241,043	247,662
13,000	SEKISUI CHEMICAL CO. LTD.	66,177	107,251
41,000	SEKISUI HOUSE LTD.	389,976	363,823
13,000	SEVEN & I HOLDINGS CO. LTD.	286,258	362,290
20,000	SHARP CORP.	174,731	174,876
4,000	SHIMADZU CORP.	25,419	33,884
1,000	SHIMAMURA CO. LTD.	61,206	102,249
1,500	SHIMANO, INC.	58,204	72,887
2,000	SHIMIZU CORP.	7,530	8,393
7,500	SHIN-ETSU CHEMICAL CO. LTD.	365,373	369,306
26,000	SHIONOGI & CO. LTD.	324,230	334,084
7,400	SHISEIDO CO. LTD.	115,809	136,042
8,000	SHIZUOKA BANK (THE) LTD.	74,794	84,294
21,000	SHOWA DENKO K.K.	33,824	42,563
173	SKY PERFECT JSAT HOLDINGS, INC.	82,814	86,648
600	SMC CORP.	57,789	96,819
13,700	SOFTBANK CORP.	217,333	403,513
21,900	SOJITZ CORP.	34,134	33,859
11,700	SONY CORP.	242,357	210,077
6,600	SONY FINANCIAL HOLDINGS, INC.	85,415	97,239
6,400	SQUARE ENIX HOLDINGS CO. LTD.	120,160	125,641
61,200	STANLEY ELECTRIC CO. LTD.	912,616	899,290
115,000	SUMITOMO CHEMICAL CO. LTD.	510,738	419,846
21,300	SUMITOMO CORP.	207,214	288,359
13,100	SUMITOMO ELECTRIC INDUSTRIES LTD.	127,803	142,627
12,000	SUMITOMO HEAVY INDUSTRIES LTD.	39,379	70,002
38,000	SUMITOMO METAL INDUSTRIES LTD.	78,322	69,119
18,000	SUMITOMO METAL MINING CO. LTD.	242,021	231,289
23,200	SUMITOMO MITSUI FINANCIAL GROUP, INC.	724,753	646,247
85,310	SUMITOMO MITSUI TRUST HOLDINGS, INC.	265,182	250,492
7,000	SUMITOMO REALTY & DEVELOPMENT CO. LTD.	81,291	122,595
5,700	SUZUKI MOTOR CORP.	102,733	117,897
17,400	T&D HOLDINGS, INC.	186,307	162,089
11,000	TAISEI CORP.	19,821	27,868
600	TAISHO PHARMACEUTICAL HOLDINGS CO. LTD.(b)	40,190	46,305
34,000	TAKASHIMAYA CO. LTD.	222,236	246,048
15,500	TAKEDA PHARMACEUTICAL CO. LTD.	596,985	680,666
4,500	TDK CORP.	186,697	199,367
7,000	TEIJIN LTD.	14,861	21,554
2,600	TERUMO CORP.	95,419	122,452
2,000	THK CO. LTD.	29,290	39,419
13,000	TOBU RAILWAY CO. LTD.	49,764	66,378
1,000	TOHO CO. LTD.	13,412	17,825
17,000	TOHO GAS CO. LTD.	81,221	108,226
5,100	TOHOKU ELECTRIC POWER CO., INC.	64,437	48,967
16,300	TOKIO MARINE HOLDINGS, INC.	411,422	361,075
19,000	TOKUYAMA CORP.	93,604	60,479
10,000	TOKYO BROADCASTING SYSTEM HOLDINGS, INC.	133,941	128,624
18,200	TOKYO ELECTRIC POWER (THE) CO., INC.(b)	81,026	43,272
3,200	TOKYO ELECTRON LTD.	128,746	162,767
64,000	TOKYO GAS CO. LTD.	238,072	294,353
75,000	TOKYU CORP.	303,931	369,306
62,000	TOKYU LAND CORP.	256,270	234,407
4,000	TONENGENERAL SEKIYU K.K.	37,796	43,706
53,000	TOPPAN PRINTING CO. LTD.	422,474	389,742

See accompanying notes to the financial statements.	80	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater International Fund
December 31, 2011

Shares	Security	Cost	Fair value (a)	Percent of net assets
Japan (Cont’d):
17,000	TORAY INDUSTRIES, INC.	$70,413	121,699
66,000	TOSHIBA CORP.	197,553	270,109
18,000	TOSOH CORP.	48,357	48,175
6,000	TOTO LTD.	30,029	46,305
11,200	TOYO SEIKAN KAISHA LTD.	169,286	152,789
1,000	TOYO SUISAN KAISHA LTD.	23,261	24,230
2,300	TOYOTA INDUSTRIES CORP.	51,959	62,603
48,800	TOYOTA MOTOR CORP.	1,664,486	1,626,270
1,800	TOYOTA TSUSHO CORP.	14,973	31,828
2,500	TREND MICRO, INC.(b)	74,501	74,738
1,700	TSUMURA & CO.	50,505	50,137
8,000	UBE INDUSTRIES LTD.	13,963	21,931
2,100	UNICHARM CORP.	42,705	103,542
133	UNITED URBAN INVESTMENT CORP.	145,147	150,852
12,600	UNY CO. LTD.	121,599	113,446
1,000	USHIO, INC.	14,106	14,447
130	USS CO. LTD.	5,696	11,755
11,400	WEST JAPAN RAILWAY CO.	382,763	495,435
236	YAHOO JAPAN CORP.	62,283	76,010
2,500	YAKULT HONSHA CO. LTD.	42,793	78,766
5,930	YAMADA DENKI CO. LTD.	403,169	403,712
25,000	YAMAGUCHI FINANCIAL GROUP, INC.	220,002	238,733
7,400	YAMAHA MOTOR CO. LTD.	82,524	93,643
9,000	YAMATO HOLDINGS CO. LTD.	96,669	151,659
21,000	YOKOHAMA RUBBER (THE) CO. LTD.	123,081	117,866
		50,191,297	56,909,683	18.65%
Mexico:
6,700	FOMENTO ECONOMICO MEXICANO S.A.B. DE C.V. ADR(c)	204,664	467,057
2,225	FRESNILLO PLC	49,821	52,763
		254,485	519,820	0.17%
Netherlands:
49,297	AEGON N.V.(b)	185,505	197,856
3,274	AKZO NOBEL N.V.	134,323	158,312
10,461	ASML HOLDING N.V.	263,592	439,694
1,079	CORIO N.V.	43,024	46,930
6,423	EUROPEAN AERONAUTIC DEFENCE AND SPACE CO. N.V.	81,439	200,763
520	FUGRO N.V. - CVA	19,413	30,215
1,747	HEINEKEN HOLDING N.V.	53,733	71,496
2,822	HEINEKEN N.V.	79,167	130,648
3,500	IMTECH N.V.	93,726	90,667
221,383	ING GROEP N.V. - CVA(b)	2,247,191	1,593,114
88,033	KONINKLIJKE AHOLD N.V.	1,112,569	1,185,538
7,039	KONINKLIJKE DSM N.V.	355,849	326,609
74,162	KONINKLIJKE KPN N.V.	985,657	887,394
72,908	KONINKLIJKE PHILIPS ELECTRONICS N.V.	1,662,361	1,536,234
3,698	MEDIQ N.V.(b)	58,977	56,310
2,500	NUTRECO N.V.	194,892	164,503
42,000	POSTNL N.V.(b)	134,127	133,725
9,716	QIAGEN N.V.(b)	139,904	133,926
3,773	RANDSTAD HOLDING N.V.	73,225	111,633
7,918	REED ELSEVIER N.V.	85,578	92,305
8,800	ROYAL DUTCH SHELL PLC ADR(c)	605,153	643,192
63,335	ROYAL DUTCH SHELL PLC, CLASS A	1,523,734	2,332,030
44,225	ROYAL DUTCH SHELL PLC, CLASS B	1,039,766	1,685,393
6,056	SBM OFFSHORE N.V.	85,999	124,783
2,181	SNS REAAL N.V.(b)	6,124	4,771
17,078	TNT EXPRESS N.V.	152,515	127,627
28,402	UNILEVER N.V. - CVA	579,364	976,716
6,193	WOLTERS KLUWER N.V.	101,075	107,047
		12,097,982	13,589,431	4.45%
New Zealand:
5,083	CHORUS LTD.(b)	8,483	12,342
7,267	CONTACT ENERGY LTD.(b)	20,979	29,803
14,246	FLETCHER BUILDING LTD.	48,135	68,070

See accompanying notes to the financial statements.	81	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater International Fund
December 31, 2011

Shares	Security	Cost	Fair value (a)	Percent of net assets
New Zealand (Cont’d):
25,416	TELECOM CORP. OF NEW ZEALAND LTD.	$27,958	40,942
9,200	VECTOR LTD.	17,307	17,684
		122,862	168,841	0.06%
Norway:
3,900	AKER SOLUTIONS ASA	45,406	41,054
13,800	DNB ASA	88,172	135,114
6,000	FRED OLSEN ENERGY ASA	181,296	201,670
3,900	KVAERNER ASA(b)	6,506	6,359
31,521	NORSK HYDRO ASA	131,018	146,218
12,000	ORKLA ASA	80,407	89,598
6,600	SEADRILL LTD.	70,381	220,734
17,748	STATOIL ASA	328,001	455,567
10,900	TELENOR ASA	62,904	178,809
4,500	TGS NOPEC GEOPHYSICAL CO. ASA	115,129	99,707
4,000	YARA INTERNATIONAL ASA	109,527	160,534
		1,218,747	1,735,364	0.57%
Philippines:
8,500	GLOBE TELECOM, INC.	172,736	219,599
		172,736	219,599	0.07%
Portugal:
8,464	CIMPOR CIMENTOS DE PORTUGAL SGPS S.A.	39,214	58,247
13,166	ENERGIAS DE PORTUGAL S.A.	44,835	40,744
2,881	GALP ENERGIA SGPS S.A., CLASS B	35,487	42,434
6,408	JERONIMO MARTINS SGPS S.A.(b)	30,015	106,077
14,258	PORTUGAL TELECOM SGPS S.A. (REGISTERED)	114,811	82,119
		264,362	329,621	0.11%
Russia:
9,100	LUKOIL OAO ADR(c)	645,112	481,845
12,600	SBERBANK OF RUSSIA ADR(b)(c)	185,664	124,992
12,100	SBERBANK OF RUSSIA ADR (OTC EXCHANGE)(b)(c)	171,650	120,165
		1,002,426	727,002	0.24%
Singapore:
19,500	CAPITALAND LTD.	25,646	33,225
36,000	CAPITAMALL TRUST	34,148	47,183
5,000	CITY DEVELOPMENTS LTD.	14,259	34,308
51,000	COSCO CORP. SINGAPORE LTD.	48,134	34,405
106,500	DBS GROUP HOLDINGS LTD.	846,917	945,889
51,000	FRASER AND NEAVE LTD.	118,135	243,781
96,800	GENTING SINGAPORE PLC(b)	48,634	112,691
130,000	GLOBAL LOGISTIC PROPERTIES LTD.(b)	203,681	175,897
8,000	JARDINE CYCLE & CARRIAGE LTD.	63,087	296,793
177,120	KEPPEL CORP. LTD.	877,967	1,269,956
4,000	K-GREEN TRUST	1,432	2,806
53,000	OLAM INTERNATIONAL LTD.	79,953	87,035
44,000	OVERSEA-CHINESE BANKING CORP. LTD.	141,236	265,615
84,000	SEMBCORP INDUSTRIES LTD.	203,163	262,284
22,000	SEMBCORP MARINE LTD.	32,803	64,792
12,000	SINGAPORE AIRLINES LTD.	70,334	93,997
22,000	SINGAPORE EXCHANGE LTD.	89,462	103,973
25,000	SINGAPORE PRESS HOLDINGS LTD.	41,026	71,122
137,000	SINGAPORE TELECOMMUNICATIONS LTD.	242,937	326,375
305,000	STARHILL GLOBAL REIT	153,931	132,858
25,000	UNITED OVERSEAS BANK LTD.	160,579	294,318
59,000	UOL GROUP LTD.	192,887	181,949
35,000	WILMAR INTERNATIONAL LTD.	146,616	134,920
		3,836,967	5,216,172	1.71%
South Korea:
265	AMOREPACIFIC GROUP(b)	53,245	58,659
1,578	CJ CORP.(b)	123,301	105,474
4,340	DONGBU INSURANCE CO. LTD.	153,355	201,177
1,270	DOOSAN CORP.	149,957	157,648
3,640	DOOSAN HEAVY INDUSTRIES AND CONSTRUCTION CO. LTD.(b)	190,670	205,698
970	GREEN CROSS HOLDINGS CORP.(b)	15,638	12,462
3,180	GS HOLDINGS(b)	249,031	139,953

See accompanying notes to the financial statements.	82	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater International Fund
December 31, 2011

Shares	Security	Cost	Fair value (a)	Percent of net assets
South Korea (Cont’d):
180	GS HOME SHOPPING, INC.(b)	$11,109	18,125
3,030	HALLA CLIMATE CONTROL CORP.(b)	65,581	57,339
230	HYUNDAI DEPARTMENT STORE CO. LTD.(b)	29,872	32,543
2,320	HYUNDAI MARINE & FIRE INSURANCE CO. LTD.	61,833	69,479
9,920	INDUSTRIAL BANK OF KOREA(b)	114,156	107,639
560	KCC CORP.	128,235	138,785
173	KISWIRE LTD.(b)	5,374	6,355
22,870	KOREA EXCHANGE BANK	178,115	145,915
460	KOREA ZINC CO. LTD.(b)	50,116	121,389
3,640	KT CORP.(b)	145,775	112,644
3,170	KT&G CORP.(b)	193,276	223,991
2,060	LS CORP.(b)	141,821	135,903
710	OCI CO. LTD.(b)	303,342	135,282
90	SAMSUNG FIRE & MARINE INSURANCE CO. LTD.	13,128	16,484
1,770	SAMSUNG HEAVY INDUSTRIES CO. LTD.(b)	43,569	42,867
1,750	SK C&C CO. LTD.(b)	212,914	177,734
1,920	SK HOLDINGS CO. LTD.(b)	170,549	201,667
1,160	SK INNOVATION CO. LTD.(b)	208,609	142,986
8,180	SK NETWORKS CO. LTD.(b)	80,647	71,717
20	TAEKWANG INDUSTRIAL CO. LTD.(b)	22,217	21,528
24,870	WOORI FINANCE HOLDINGS CO. LTD.(b)	233,155	203,580
		3,348,590	3,065,023	1.00%
Spain:
9,600	ABENGOA S.A.	247,008	203,771
4,082	ABERTIS INFRAESTRUCTURAS S.A.	59,419	65,195
7,760	ACERINOX S.A.	96,174	99,532
1,133	ACS ACTIVIDADES DE CONSTRUCCION Y SERVICIOS S.A.	43,928	33,581
86,231	BANCO BILBAO VIZCAYA ARGENTARIA S.A.	665,808	745,535
15,600	BANCO BILBAO VIZCAYA ARGENTARIA S.A. ADR(c)	133,319	133,692
44,766	BANCO DE SABADELL S.A.	151,160	169,995
11,881	BANCO POPULAR ESPANOL S.A.	65,227	54,128
122,411	BANCO SANTANDER S.A.	902,277	930,007
17,452	BANKINTER S.A.	82,955	107,292
13,443	CAIXABANK	41,927	66,029
390	CONSTRUCCIONES Y AUXILIAR DE FERROCARRILES S.A.	187,283	194,336
9,700	DISTRIBUIDORA INTERNACIONAL DE ALIMENTACION S.A.(b)	46,997	43,878
2,531	ENAGAS S.A.	38,143	46,811
16,085	FERROVIAL S.A.	79,147	194,132
3,797	FOMENTO DE CONSTRUCCIONES Y CONTRATAS S.A.	150,651	98,484
4,262	GAS NATURAL SDG S.A.	52,029	73,173
2,222	GRIFOLS S.A.(b)	31,676	37,387
56,060	IBERDROLA S.A.	391,650	351,105
4,941	INDITEX S.A.	202,632	404,678
13,809	INDRA SISTEMAS S.A.	253,493	175,814
32,296	MAPFRE S.A.	99,474	102,619
2,111	RED ELECTRICA CORP. S.A.	88,270	90,341
13,070	REPSOL YPF S.A.	249,017	401,507
69,508	TELEFONICA S.A.	1,388,562	1,204,151
		5,748,226	6,027,173	1.98%
Sweden:
4,550	ALFA LAVAL AB	35,782	86,208
7,400	ASSA ABLOY AB, CLASS B	89,466	185,580
9,200	ATLAS COPCO AB, CLASS A	70,694	197,838
19,000	ATLAS COPCO AB, CLASS B	320,555	361,095
3,544	AXFOOD AB	128,166	130,588
12,000	BOLIDEN AB	159,060	175,229
10,200	ELECTROLUX AB, CLASS B	151,888	162,580
18,671	GETINGE AB, CLASS B	390,810	473,123
13,600	HENNES & MAURITZ AB, CLASS B	274,862	437,301
3,700	HEXAGON AB, CLASS B	56,830	55,319
400	HOLMEN AB, CLASS B	8,156	11,490
17,500	HUSQVARNA AB, CLASS B	64,201	80,630
10,000	INDUSTRIVARDEN AB, CLASS C(b)	103,927	119,290
11,800	INVESTOR AB, CLASS B	161,782	220,144
3,000	KINNEVIK INVESTMENT AB, CLASS B	51,225	58,453

See accompanying notes to the financial statements.	83	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater International Fund
December 31, 2011

Shares	Security	Cost	Fair value (a)	Percent of net assets
Sweden (Cont’d):
26,000	MEDA AB, CLASS A	$211,471	270,487
1,600	MILLICOM INTERNATIONAL CELLULAR S.A. SDR	87,461	160,293
1,100	MODERN TIMES GROUP AB, CLASS B	50,174	52,551
43,400	NORDEA BANK AB	253,480	335,791
3,200	RATOS AB, CLASS B	51,338	37,545
12,563	SAAB AB, CLASS B	253,264	259,934
23,773	SANDVIK AB	201,678	291,705
7,800	SCANIA AB, CLASS B	65,585	115,599
34,200	SECURITAS AB, CLASS B	381,213	295,170
41,800	SKANDINAVISKA ENSKILDA BANKEN AB, CLASS A	171,318	243,485
2,800	SKANSKA AB, CLASS B	23,703	46,379
13,800	SKF AB, CLASS B	141,836	291,944
5,400	SSAB AB, CLASS A	48,129	47,587
8,600	SVENSKA CELLULOSA AB, CLASS B	78,052	127,455
8,900	SVENSKA HANDELSBANKEN AB, CLASS A	161,721	234,061
18,300	SWEDBANK AB, CLASS A	58,744	237,046
6,600	SWEDISH MATCH AB	95,099	234,276
8,685	TELE2 AB, CLASS B	128,531	168,970
45,000	TELEFONAKTIEBOLAGET LM ERICSSON, CLASS B	406,347	460,304
29,500	TELIASONERA AB	145,684	200,470
27,000	TRELLEBORG AB, CLASS B	206,592	234,402
46,800	VOLVO AB, CLASS B	453,534	512,036
		5,742,358	7,612,358	2.50%
Switzerland:
41,343	ABB LTD. (REGISTERED)(b)	560,773	778,155
25,497	ADECCO S.A. (REGISTERED)(b)	1,207,204	1,068,109
2,727	ARYZTA A.G.	68,593	131,802
5,889	BALOISE HOLDING A.G. (REGISTERED)	537,708	403,747
1,970	BKW S.A.(b)	94,121	76,444
8,185	CIE FINANCIERE RICHEMONT S.A., CLASS A (BEARER)	130,638	413,986
22,000	CLARIANT A.G. (REGISTERED)(b)	351,715	217,112
11,893	CREDIT SUISSE GROUP A.G. (REGISTERED)(b)	331,251	279,432
28,000	FERREXPO PLC	170,879	116,882
680	FLUGHAFEN ZUERICH A.G. (REGISTERED)	252,783	235,998
3,339	GAM HOLDING A.G.(b)	20,061	36,258
1,115	GEBERIT A.G. (REGISTERED)(b)	117,053	214,850
174	GIVAUDAN S.A. (REGISTERED)(b)	109,479	165,788
6,556	GLENCORE INTERNATIONAL PLC(b)	40,864	39,910
650	HELVETIA HOLDING A.G. (REGISTERED)	204,462	204,135
3,916	HOLCIM LTD. (REGISTERED)(b)	168,212	209,489
6,304	JULIUS BAER GROUP LTD.(b)	160,169	246,568
967	KUEHNE & NAGEL INTERNATIONAL A.G. (REGISTERED)	57,750	108,608
55	LINDT & SPRUENGLI A.G. (PARTICIPATION CERTIFICATE)	90,640	163,595
3	LINDT & SPRUENGLI A.G. (REGISTERED)	75,352	100,252
6,301	LOGITECH INTERNATIONAL S.A. (REGISTERED)(b)	70,452	49,203
1,693	LONZA GROUP A.G. (REGISTERED)(b)	105,411	100,030
89,048	NESTLE S.A. (REGISTERED)	3,181,057	5,119,172
87,829	NOVARTIS A.G. (REGISTERED)	3,692,210	5,021,044
36,000	OC OERLIKON CORP. A.G. (REGISTERED)(b)	253,647	192,776
11,411	PANALPINA WELTTRANSPORT HOLDING A.G. (REGISTERED)(b)	877,772	1,168,640
14,410	PARGESA HOLDING S.A. (BEARER)	931,106	943,454
12,394	ROCHE HOLDING A.G. (GENUSSCHEIN)	1,602,744	2,100,566
7,550	ROCHE HOLDING A.G. ADR(c)	303,461	321,252
755	SCHINDLER HOLDING A.G. (PARTICIPATION CERTIFICATE)	34,888	87,932
329	SCHINDLER HOLDING A.G. (REGISTERED)	38,313	38,212
121	SGS S.A. (REGISTERED)	130,564	200,308
27	SIKA A.G. (BEARER)	52,140	50,877
1,300	SONOVA HOLDING A.G. (REGISTERED)(b)	84,464	135,975
17,678	STMICROELECTRONICS N.V.	104,709	105,043
635	SULZER A.G. (REGISTERED)	30,609	67,872
475	SWATCH GROUP (THE) A.G. (BEARER)	59,791	177,746
2,391	SWATCH GROUP (THE) A.G. (REGISTERED)	61,462	159,344
4,325	SWISS LIFE HOLDING A.G. (REGISTERED)(b)	360,148	397,816
11,031	SWISS RE A.G.(b)	326,129	562,160
451	SWISSCOM A.G. (REGISTERED)	148,509	170,878
1,734	SYNGENTA A.G. (REGISTERED)(b)	377,174	507,649
65,057	TE CONNECTIVITY LTD.	1,346,324	2,004,406

See accompanying notes to the financial statements.	84	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater International Fund
December 31, 2011

Shares	Security	Cost	Fair value (a)	Percent of net assets
Switzerland (Cont’d):
3,564	TRANSOCEAN LTD.	$195,878	136,822
4,513	WOLSELEY PLC	70,476	149,421
35,679	XSTRATA PLC	288,752	541,889
3,315	ZURICH FINANCIAL SERVICES A.G.(b)	573,168	749,936
		20,051,065	26,471,543	8.68%
Thailand:
1,196,566	THAI BEVERAGE PCL	268,860	226,017
		268,860	226,017	0.07%
United Kingdom:
11,608	3I GROUP PLC	38,159	32,628
2,834	ADMIRAL GROUP PLC	35,119	37,497
125,000	AFREN PLC(b)	290,716	166,360
2,907	AGGREKO PLC	87,133	91,056
4,578	AMEC PLC	34,931	64,518
21,888	ANGLO AMERICAN PLC	453,848	808,647
21,100	ANGLO AMERICAN PLC ADR(c)	372,692	382,965
4,811	ANTOFAGASTA PLC	33,978	90,776
22,199	ARM HOLDINGS PLC	101,371	204,086
3,799	ASSOCIATED BRITISH FOODS PLC	35,240	65,309
25,536	ASTRAZENECA PLC	927,228	1,179,773
10,000	ASTRAZENECA PLC ADR(c)	461,598	462,900
67,839	AVIVA PLC	252,388	316,895
5,239	BABCOCK INTERNATIONAL GROUP PLC	47,416	59,840
103,246	BAE SYSTEMS PLC	475,321	457,119
68,000	BALFOUR BEATTY PLC	287,866	279,631
251,625	BARCLAYS PLC	873,845	687,937
58,418	BG GROUP PLC	917,965	1,248,768
36,463	BHP BILLITON PLC	769,878	1,063,141
5,400	BHP BILLITON PLC ADR(c)	424,475	315,306
317,112	BP PLC	2,120,649	2,267,781
63,994	BRITISH AMERICAN TOBACCO PLC	1,725,235	3,036,549
11,630	BRITISH LAND CO. PLC	61,579	83,531
17,468	BRITISH SKY BROADCASTING GROUP PLC	116,486	198,705
486,009	BT GROUP PLC	1,158,344	1,440,817
5,069	BUNZL PLC	39,524	69,588
8,202	BURBERRY GROUP PLC	40,549	150,937
40,577	CAIRN ENERGY PLC(b)	155,293	167,177
16,980	CAPITA GROUP PLC	162,367	165,730
6,025	CAPITAL & COUNTIES PROPERTIES PLC	6,933	17,272
6,025	CAPITAL SHOPPING CENTRES GROUP PLC	23,472	29,221
10,534	CARNIVAL PLC	366,702	347,789
31,729	CARPETRIGHT PLC	338,549	236,514
82,257	CENTRICA PLC	290,637	369,556
11,669	COBHAM PLC	30,337	33,235
315,090	COMPASS GROUP PLC	2,095,337	2,989,748
8,154	COMPUTACENTER PLC	60,118	42,370
33,598	COOKSON GROUP PLC	275,788	265,577
108,000	DEBENHAMS PLC	95,208	98,200
106,313	DIAGEO PLC	1,431,414	2,322,121
46,724	DRAX GROUP PLC	346,422	395,453
2,968	ENQUEST PLC(b)	3,713	4,261
24,458	ESSAR ENERGY PLC.(b)	94,201	65,101
11,872	EURASIAN NATURAL RESOURCES CORP. PLC	106,253	117,165
64,094	FIRSTGROUP PLC	328,053	336,429
37,699	G4S PLC	134,529	159,125
91,912	GLAXOSMITHKLINE PLC	1,410,189	2,100,348
3,000	GREENE KING PLC	24,323	22,698
17,505	HAMMERSON PLC	69,535	97,864
36,031	HAYS PLC	49,874	35,867
354,483	HSBC HOLDINGS PLC	2,564,079	2,703,210
21,813	ICAP PLC	124,343	117,511
11,465	IMI PLC	43,254	135,315
18,809	IMPERIAL TOBACCO GROUP PLC	441,612	711,252
50,000	INCHCAPE PLC	227,275	227,818
11,958	INMARSAT PLC	92,794	75,154
17,590	INTERCONTINENTAL HOTELS GROUP PLC	253,023	316,052

See accompanying notes to the financial statements.	85	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater International Fund
December 31, 2011

Shares	Security	Cost	Fair value (a)	Percent of net assets
United Kingdom (Cont’d):
15,937	INTERNATIONAL CONSOLIDATED AIRLINES GROUP S.A.(b)	$37,969	35,891
29,641	INTERNATIONAL POWER PLC	84,802	155,217
12,127	INVENSYS PLC	29,802	39,737
24,275	INVESTEC PLC	158,102	127,796
98,470	ITV PLC	52,339	104,215
111,306	J. SAINSBURY PLC	593,334	523,572
2,494	JOHNSON MATTHEY PLC	35,938	71,110
8,909	KAZAKHMYS PLC	96,358	128,253
152,914	KINGFISHER PLC	547,309	595,333
41,068	LANCASHIRE HOLDINGS LTD.	319,566	462,062
15,511	LAND SECURITIES GROUP PLC	113,585	153,078
174,802	LEGAL & GENERAL GROUP PLC	205,778	279,060
1,943,018	LLOYDS BANKING GROUP PLC(b)	1,575,947	781,662
182,000	LOGICA PLC	343,639	174,387
7,230	LONDON STOCK EXCHANGE GROUP PLC	86,287	89,262
2,131	LONMIN PLC	42,554	32,432
37,725	MAN GROUP PLC	120,515	73,642
51,083	MARKS & SPENCER GROUP PLC	233,606	246,715
5,840	MEGGITT PLC	9,420	31,996
101,812	MICHAEL PAGE INTERNATIONAL PLC	577,156	551,486
21,029	N BROWN GROUP PLC	87,311	76,058
83,737	NATIONAL GRID PLC	682,819	812,748
2,148	NEXT PLC	36,823	91,299
110,421	OLD MUTUAL PLC	133,905	232,354
12,536	PEARSON PLC	148,820	235,561
3,761	PETROFAC LTD.	71,320	84,164
1,900	PROVIDENT FINANCIAL PLC	32,564	27,765
53,918	PRUDENTIAL PLC	337,248	534,630
720,674	QINETIQ GROUP PLC	1,388,956	1,484,025
2,185	RANDGOLD RESOURCES LTD.	159,057	223,443
213,034	RAVEN RUSSIA LTD.	169,113	172,033
9,834	RECKITT BENCKISER GROUP PLC	388,763	485,642
208,801	REED ELSEVIER PLC	1,643,561	1,682,901
36,637	RESOLUTION LTD.	143,696	143,036
98,541	REXAM PLC	500,825	539,889
24,886	RIO TINTO PLC	777,698	1,207,713
30,518	ROLLS-ROYCE HOLDINGS PLC(b)	139,944	353,789
106,898	ROYAL BANK OF SCOTLAND GROUP PLC(b)	39,096	33,500
136,259	RSA INSURANCE GROUP PLC	244,217	222,607
15,817	SABMILLER PLC	272,321	556,722
21,731	SAGE GROUP (THE) PLC	74,327	99,284
101,441	SAVILLS PLC	477,242	516,079
5,566	SCHRODERS PLC	79,235	113,579
10,277	SEGRO PLC	36,889	33,276
7,999	SERCO GROUP PLC	42,799	58,881
4,954	SEVERN TRENT PLC	76,220	115,092
21,324	SMITH & NEPHEW PLC	162,110	207,136
5,313	SMITHS GROUP PLC	80,666	75,495
13,000	SPECTRIS PLC	268,445	260,229
18,671	SSE PLC	331,442	374,328
34,993	STANDARD CHARTERED PLC	515,595	765,686
141,103	STANDARD LIFE PLC	386,496	452,058
3,900	SUBSEA 7 S.A.(b)	96,867	72,391
3,419	TATE & LYLE PLC	36,262	37,406
126,000	TAYLOR WOODROW PLC(b)	73,622	73,377
133,626	TESCO PLC	668,051	837,220
20,173	TULLOW OIL PLC	327,851	439,215
2,333	UBM PLC	13,794	17,296
21,707	UNILEVER PLC	463,177	729,147
57,958	UNILEVER PLC ADR(c)	1,546,068	1,942,752
13,660	UNITED UTILITIES GROUP PLC	111,980	128,553
6,150	VEDANTA RESOURCES PLC	116,202	96,939
928,295	VODAFONE GROUP PLC	1,671,709	2,579,022
25,000	VODAFONE GROUP PLC ADR(c)	642,332	700,750
3,202	WEIR GROUP (THE) PLC	100,740	101,043
3,994	WHITBREAD PLC	87,292	97,007

See accompanying notes to the financial statements.	86	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater International Fund
December 31, 2011

Shares	Security	Cost	Fair value (a)	Percent of net assets
United Kingdom (Cont’d):
76,000	WILLIAM HILL PLC	$274,578	239,354
42,339	WM MORRISON SUPERMARKETS PLC	156,009	214,478
		45,409,223	55,202,051	18.09%
United States:
56,600	ARCH CAPITAL GROUP LTD.(b)	1,103,898	2,107,218
6,600	BROOKFIELD OFFICE PROPERTIES, INC.	94,023	103,449
9,091	BROOKFIELD OFFICE PROPERTIES, INC. (NEW YORK EXCHANGE)(b)	84,537	142,183
3,384	KRAFT FOODS, INC., CLASS A	10,684	126,426
38,751	SIGNET JEWELERS LTD.	752,909	1,703,494
6,500	SIMS METAL MANAGEMENT LTD.	91,939	84,062
1,159	SYNTHES, INC. (REGISTERED)(d)(e)	141,367	194,333
9,775	THOMSON REUTERS CORP.	254,637	260,699
		2,533,994	4,721,864	1.55%
	Sub-total Common Stocks:	247,602,593	295,259,161	96.78%
Preferred Stocks:
Brazil:
14,200	PETROLEO BRASILEIRO S.A. ADR(c)	448,224	333,558
11,000	VALE S.A. ADR(c)	172,836	226,600
		621,060	560,158	0.19%
Germany:
1,521	BAYERISCHE MOTOREN WERKE A.G.	49,612	71,952
2,360	HENKEL A.G. & CO. KGAA	60,940	136,200
1,943	JUNGHEINRICH A.G.(b)	63,561	47,630
4,187	PORSCHE AUTOMOBIL HOLDING S.E.	207,723	224,082
22,479	PROSIEBENSAT.1 MEDIA A.G.	408,889	410,663
3,746	RWE A.G. (NON VOTING)	104,122	123,319
2,665	VOLKSWAGEN A.G.	183,670	399,251
		1,078,517	1,413,097	0.46%
	Sub-total Preferred Stocks:	1,699,577	1,973,255	0.65%
Corporate Bonds:
United Kingdom:
253,289	HSBC BANK PLC, EXP. 9/12/14(b)	1,047,983	1,221,777
	Sub-total Corporate Bonds:	1,047,983	1,221,777	0.40%
Rights:
Austria:
10,586	IMMOEAST A.G.(b)	—	—
	Sub-total Rights:	—	—	0.00%
Short-Term Investments:
2,073,315	NORTHERN INSTITUTIONAL GOVERNMENT SELECT PORTFOLIO, 0.01%(f)	2,073,315	2,073,315
	Sub-total Short-Term Investments:	2,073,315	2,073,315	0.68%
	Grand total(g)	$252,423,468	300,527,508	98.51%

See accompanying notes to the financial statements.	87	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater International Fund
December 31, 2011

Notes to Schedule of Investments:

(a)	Securities are valued in accordance with procedures described in note 2 to the financial statements.

(b)	Currently non-income producing assets.

(c)	Securities are American Depositary Receipts of companies based outside of the United States representing 3.05% of net assets.

(d)

Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may not be publicly sold without registration under the Securities Act of 1933. The value of this security is determined by valuations supplied by a pricing service or brokers, or if not available in accordance with procedures established by the Board of Trustees of the Fund.

(e)

Restricted security that has been deemed illiquid. At December 31, 2011 the value of this restricted illiquid security amounted to approximately $194,333 or 0.06% of net assets. Additional information on this restricted illiquid security is as follows:

SECURITY	ACQUISITION AND ENFORCEABLE DATE	ACQUISITION COST

SYNTHES,INC.(REGISTERED)	3/8/10 - 11/10/10	$141,367

(f)

The short-term investment is a money market portfolio of the investment company, Northern Institutional Funds. At December 31, 2010, the value of the Fund’s investment in the Government Select Portfolio of the Northern Institutional Funds was approximately $7,747,967 with net sales of approximately $5,674,652 during the fiscal year ended December 31, 2011.

(g)

At December 31, 2011, the cost for Federal income tax purposes was $253,834,655. The aggregate gross unrealized appreciation and depreciation of investments in securities based on this cost were as follows:

Gross unrealized appreciation	$61,330,358
Gross unrealized depreciation	(14,637,505)
Net unrealized appreciation	$46,692,853

At December 31, 2011, the industry sectors for the Clearwater International Fund were:

Industry Sector	Percent of Long-Term Investments
Consumer Discretionary	12.58%
Consumer Staples	11.89
Energy	8.98
Financials	20.90
Health Care	8.39
Industrials	13.69
Information Technology	4.98
Materials	10.16
Telecommunication Services	4.85
Utilities	3.58
100.00%

At December 31, 2011, the Clearwater International Fund’s investments were denominated in the following currencies:

Concentration by Currency	Percent of Long-Term Investments
Euro	22.41%
British Pound	19.58
Japanese Yen	18.82
United States Dollar	13.78
Swiss Franc	7.77
Australian Dollar	5.93
All other currencies less than 5%	11.71
100.00%

See accompanying notes to the financial statements.	88	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater International Fund
December 31, 2011

At December 31, 2011, the Clearwater International Fund had outstanding forward foreign currency exchange contracts as follows:

Contracts To Deliver Currency	Amount (Local Currency)	In Exchange For Currency	Amount (Local Currency)	Settlement Date	Unrealized Gain (Loss)	Counterparty
Danish Krone	862,763	United States Dollar	150,229	1/3/12	$5	Northern Trust
Euro	13,216	United States Dollar	17,108	1/3/12	3	Northern Trust
Euro	22,823	United States Dollar	29,544	1/3/12	4	Northern Trust
Euro	430,386	United States Dollar	557,135	1/3/12	85	Northern Trust
Euro	44,739	United States Dollar	58,004	1/3/12	98	Northern Trust
Hong Kong Dollar	460,346	United States Dollar	59,232	1/3/12	(36)	Deutsche Bank
Swiss Franc	79,755	United States Dollar	84,702	1/3/12	(209)	Deutsche Bank
United States Dollar	134,141	Euro	103,464	1/3/12	(227)	CSFB Global
British Pound	18,753	United States Dollar	28,857	1/4/12	(264)	Northern Trust
Danish Krone	236,285	United States Dollar	41,211	1/4/12	69	Northern Trust
Euro	57,680	United States Dollar	74,666	1/4/12	11	Northern Trust
Euro	303,402	United States Dollar	393,361	1/4/12	664	Northern Trust
Hong Kong Dollar	14,355	United States Dollar	1,848	1/4/12	-*	Northern Trust
Singapore Dollar	39,964	United States Dollar	30,678	1/4/12	(133)	Northern Trust
United States Dollar	267,253	Euro	206,133	1/4/12	(453)	CSFB Global
British Pound	310,245	United States Dollar	481,500	1/5/12	(275)	Northern Trust
Japanese Yen	15,160,217	United States Dollar	194,912	1/5/12	(2,070)	Northern Trust
Japanese Yen	16,948,634	United States Dollar	218,158	1/5/12	(2,061)	Deutsche Bank
Japanese Yen	391,868	United States Dollar	5,037	1/5/12	(55)	Northern Trust
Swiss Franc	254,336	United States Dollar	271,002	1/5/12	214	Northern Trust
Japanese Yen	15,784,600	United States Dollar	203,909	1/6/12	(1,188)	Northern Trust
Japanese Yen	397,185,878	United States Dollar	5,173,510	2/16/12	9,094	Northern Trust
United States Dollar	733,281	Japanese Yen	56,283,016	2/16/12	(1,461)	Northern Trust
					$1,815

*	Amount rounds to less than $1.

The Clearwater International Fund did not have any spot foreign currency transactions outstanding as of December 31, 2011.

See accompanying notes to the financial statements.	89	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments – Clearwater International Fund
December 31, 2011

See accompanying notes to the financial statements.	90

Item 2.  Code of Ethics

As of December 31, 2011, the Board of Trustees of Clearwater Investment Trust (the “Trust”) has adopted a code of ethics that applies to the Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer. For the fiscal year ended December 31, 2011, there were no amendments to a provision of its code of ethics, nor were there any waivers granted from a provision of the code of ethics. A copy of its code of ethics is filed with this Form N-CSR under Item 12(a)(1).

Item 3.  Audit Committee Financial Expert

The Board of Trustees of the Trust consists of six members, four of whom are Independent Trustees as defined by the Investment Company Act of 1940. The Board of Trustees does not include an “audit committee financial expert” as defined by Section 407 of the Sarbanes-Oxley Act of 2002 and the rules promulgated thereunder. Given the restrictive nature of the definition of an “audit committee financial expert”, the Board of Trustees have determined that no current member of the Board of Trustees of the Trust qualifies as an “audit committee financial expert”. Furthermore, the Board of Trustees have determined that given the nature of investment company financial statements in general and the investment policies of the Trust’s fund offerings in particular that the independent trustees possess the necessary skills and experience to perform the functions of the audit committee.

Item 4.  Principal Accountant Fees and Services

(a)	Audit Fees	2011 = $83,600	2010 = $80,350

(b)	Audit-Related Fees	2011 = $0	2010 = $0

(c)	Tax Fees	2011 = $21,500	2010 = $20,000

(d)	All Other Fees	2011 = $0	2010 = $0

(e)

	1.	The Independent Trustees have not adopted pre-approval policies and procedures regarding the provision of audit or non-audit services to the trust, as described in paragraph (c)(7) of Rule 2-01 of Regulation S-X, as they require that all such proposed services be approved by them in advance.

	2.	No services were pre-approved by the Independent Trustees pursuant to paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	Non-Audit Related Fees Provided to the Trust or to the Trust’s Investment Adviser.

	2011 = $0	2010 = $0

(h)	Not applicable.

Item 5.  Audit Committee of Listed Registrants

The Audit Committee includes the four members of the Board of Trustees who have been deemed independent. The Audit Committee has adopted a charter.

Item 6.  Investments

See Item 1.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable (the Trust is an open-end management investment company)

Item 8.  Portfolio Managers of Closed-End Management Investment Companies

Not applicable (the Trust is an open-end management investment company)

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable (the Trust is an open-end management investment company)

Item 10.  Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Board of Trustees.

Item 11.  Controls and Procedures

(a)	The Trust’s principal executive officer and principal financial officer have concluded that the Trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)	There have been no significant changes in the Trust’s internal controls over financial reporting since the filing of the last report that have materially affected, or are reasonably likely to materially affect, the Trust’s internal control over financial reporting.

Item 12.  Exhibits

(a)	The Clearwater Investment Trust Code of Ethics for the President, Chief Financial Officer and Treasurer is attached.

(b)	The certifications for each principal executive and principal financial officer of the Trust as required by Rule 30a-2(a) of the Investment Company Act of 1940 are attached.

(c)	No written solicitations to purchase securities were sent or delivered during the period covered by this report by or on behalf of the Trust.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Clearwater Investment Trust

By	/s/ George H. Weyerhaeuser, Jr.
George H. Weyerhaeuser, Jr., Chairman

Date: March 9, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Clearwater Investment Trust

By	/s/ George H. Weyerhaeuser, Jr.
George H. Weyerhaeuser, Jr., Chairman

Date: March 9, 2012

Clearwater Investment Trust

By	/s/ George H. Weyerhaeuser, Jr.
George H. Weyerhaeuser, Jr., Treasurer

Date: March 9, 2012